                               PROJECT MICROWAVE

                           BROOKWOOD ASSOCIATES, INC.
                               ------------------
                               INVESTMENT BANKERS

                                October 29, 1999

                              CEM CORPORATION, INC.
================================================================================

                      ------------------------------------
                      UPDATE ON DUE DILIGENCE AND ANALYSIS
                      ------------------------------------

                          VALUATION ANALYSIS & ISSUES

                        REVIEW OF MIKE COLLINS' PROPOSAL

                       ANALYSIS OF STRATEGIC ALTERNATIVES

                                    SUMMARY

                                    EXHIBITS

--------------------------------------------------------------------------------
                                       1

                                  DUE DILIGENCE
================================================================================


-        Brookwood has met with CEM managers:

         -        Mike Collins (3);

         -        Richard Decker & Jean Moore (2);

         -        Phone conversations with Richard Decker & Jean Moore; and

         -        One meeting each with Ed King and Ken Corliss.

-        Brookwood has reviewed relevant company information:

         -        Brookwood information requests;

         -        Wachovia Securities information requests; and

         -        Summary projections provided by Mike Collins.

--------------------------------------------------------------------------------
                      Update on Due Diligence and Analysis
                                       2

                                  DUE DILIGENCE
================================================================================

-        Brookwood has reviewed the following industry information:

         -        Industry Reports

                  - Strategic Directions International, Inc. - "Sample Preparation Techniques: A Plethora of Market Development Opportunities" (July, 1999).

                  - Frost & Sullivan - "World Process Analytical Instruments Market" (1996).

                  - K.C. Associates, Inc. - "The Market Book, The Worldwide Analytical Instrument Market Study" (1996).

         - Infocom, Ltd. - "M&A in the Lab Equipment and Analytical Instruments Industries: 1994-1998" with a supplement through September 1999.

         -        Industry trade magazines & websites

         -        Industry participant information, including:

                  -        SEC filings;

                  -        Wall Street research reports; and

                  -        Company websites.

--------------------------------------------------------------------------------
                      Update on Due Diligence and Analysis

                                  DUE DILIGENCE
================================================================================

-        Due diligence that Brookwood has not yet completed:

         -        Valuation analysis

                  - Downside LBO case - need asset collateral value in order to develop reliable downside case.

         -        Prospect list is approximately 90% complete.

--------------------------------------------------------------------------------
                      Update on Due Diligence and Analysis

                               STATUS OF ANALYSIS
================================================================================

-        Valuation methods included in this presentation:

         -        Review of historical stock price and volume

         -        Comparison to public companies

         -        Comparison to relevant mergers and acquisitions

         -        Discounted cash flow analysis

         -        Leveraged buyout analysis

-        Brookwood has also:

         -        Analyzed strategic alternatives for CEM;

         -        Reviewed Mike Collins' proposal; and

         -        Identified other prospective buyers for CEM.

--------------------------------------------------------------------------------
                      Update on Due Diligence and Analysis

                              CEM CORPORATION, INC.
================================================================================

                      UPDATE ON DUE DILIGENCE AND ANALYSIS

                      ------------------------------------
                          VALUATION ANALYSIS & ISSUES
                      ------------------------------------

                        REVIEW OF MIKE COLLINS' PROPOSAL

                       ANALYSIS OF STRATEGIC ALTERNATIVES

                                    SUMMARY

                                    EXHIBITS

--------------------------------------------------------------------------------

                                  INTRODUCTION
================================================================================

- The valuation of CEM Corporation ("CEM" or the "Company") is based on publicly available information and information provided to Brookwood Associates, Inc. by CEM and Mike Collins without independent verification.

-        Brookwood's valuation may be modified by new information, including:

         -        Changes in market conditions; and

         - Company opportunities and risks not presently incorporated into management's financial projections.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                                  INTRODUCTION
================================================================================


- In valuing CEM, Brookwood has utilized current and historical financial results to develop:

         -        Comparison to publicly held comparable companies; and

         -        Comparison to recent merger and acquisition comparables.

- Brookwood has utilized projections of future performance provided by Mike Collins and sensitivity analysis of those projections as the primary basis for:

         -        Discounted cash flow analysis; and

         -        Leveraged buyout analysis.

- Brookwood valuation is before Special Committee-related expenses and assumes a September 30, 1999 closing date.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                           SUMMARY FINANCIAL RESULTS
================================================================================

- CEM's historical financial results and Michael Collins' base case financial projections used in valuing the Company.

(Dollars in thousands)

                                              HISTORICAL                                             PROJECTED
                         -------------------------------------------------    ----------------------------------------------------
                           1995      1996      1997       1998       1999      2000(2)     2001        2002       2003       2004
                         -------   -------   -------    -------    -------    -------    -------     -------    -------    -------

Net Sales                 31,611    31,477    30,075     32,362     32,077     33,681     37,049      40,754     44,829     44,829
                         -------   -------   -------    -------    -------    -------    -------     -------    -------    -------
    Cost of Goods Sold   (13,341)  (13,096)  (13,481)   (15,030)   (15,110)   (15,697)   (17,082)    (18,586)   (20,220)   (20,220)
                         -------   -------   -------    -------    -------    -------    -------     -------    -------    -------
GROSS PROFIT              18,270    18,381    16,594     17,332     16,967     17,984     19,967      22,168     24,609     24,609
Gross Margin % of Sales     57.8%     58.4%     55.2%      53.6%      52.9%      53.4%      53.9%       54.4%      54.9%      54.9%

     Operating
      Expenses(1)        (12,864)  (13,193)  (13,100)   (13,023)   (13,021)   (13,472)   (14,619)    (16,081)   (17,689)   (17,689)

OPERATING CASH FLOW        5,406     5,188     3,494      4,309      3,946      4,512      5,348       6,087      6,920      6,920
                         =======   =======   =======    =======    =======    =======    =======     =======    =======    =======

(1)      Excludes depreciation.

(2) CEM reported first quarter sales of $7.4 million, slightly less than the budgeted $7.6 million. Operating expenses of $3.4 million were less than the budgeted $3.6 million. Net income for the first quarter was $374 thousand versus the projected $314 thousand.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                               STOCK PERFORMANCE
================================================================================

            [GRAPH -- CEM stock price and estimated trading volume
                from October 18, 1997 through October 18, 1999]

-        Last 12 months weighted average price per share:                $ 7.65

-        Last 24 months weighted average price per share: (1)           $ 10.29


(1) Daily closing stock price weighted by daily volume through October 18, 1999.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                               STOCK PERFORMANCE
================================================================================

                          TOTAL VOLUME BY PRICE RANGE

                      (JANUARY 1, 1998 - OCTOBER 18, 1999)

         [GRAPH -- histogram of CEM common stock price and volume for the period January 1, 1998 through October 18, 1999

   The chart shows the estimated stock trading volumes by stock price ranges with the volume levels shown separately from non-company repurchase volume.]

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                              STOCK BUYBACK SUMMARY
================================================================================

- From January, 1998 to July 29, 1999, CEM bought back over 460,000 shares

- During that period the weighted average price of the stock repurchased was $12.12

- The total amount of cash spent repurchasing shares was over $5.5 million

-         The range of prices was from $7.125 to $13.548

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                           PUBLIC COMPANY COMPARISON
================================================================================

- Brookwood has identified seven (7) publicly held comparable companies, based primarily on the following criteria:

         -        Types of products and market focus;

         -        Financial characteristics; and

         -        Market position.

- A summary description of the publicly held comparable companies follows:

         ISCO, INC. - Isco designs, manufactures, and markets products worldwide which are used to monitor compliance with water quality regulations and are used in a variety of research and testing laboratories to monitor product quality. Isco is estimated to be the worldwide leader in the field of supercritical fluid extraction and has an estimated market share of 40 percent which accounts for nearly 40 percent of ISCO's revenue. Isco had LTM sales of $51 million and is traded on the NASDAQ.

         O. I. CORPORATION - O.I. develops, manufactures, markets and services products for the analytical instruments markets, including sample preparation, detection, measurement and monitoring instruments used to analyze chemical compounds. In the Liquid Liquid Extraction market, O.I. is one of the top three companies, but is far behind the leaders in terms of market share. The company is also a top ten supplier in the digestion market. The company's customers include various government agencies and public and private research institutions in the U.S. O.I. had 1998 sales of $23.7 million and trades on the NASDAQ.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                           PUBLIC COMPANY COMPARISON
================================================================================


         AMETEK, INC. - Ametek is organized into two business segments -
                  Electromechanical and Electronic Instruments. The Electronic Instruments Group is a leading manufacturer of advanced monitoring, testing, calibrating and display instruments sold to the aerospace, process and heavy vehicle industries. The Company focuses on niche markets and has a significant market share for many of its products. Ametek had 1998 sales of $927 million and is traded on the New York Stock Exchange.

         METTLER-TOLEDO INTERNATIONAl - Mettler is the world's largest manufacturer and marketer of weighing instruments for use in laboratory, industrial and food retailing applications. The company estimates at least 80 percent of its product sales are from products that are the global leaders in their segment. Mettler had 1998 sales of $936 million and is traded on the New York Stock Exchange.

         DIONEX CORPORATION - Dionex develops, manufactures, sells and services ion and HPLC chromatography systems and related products. The company's products are used in environmental analysis and by the pharmaceutical, life science, biotechnology, petrochemical, power generation and electronic industries. Dionex pioneered ion chromatography and has an estimated 75-80 percent share of the $160 million IC market. Dionex had 1998 sales of $151 million and is traded on the NASDAQ.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                           PUBLIC COMPANY COMPARISON
================================================================================

         VARIAN, INC. - Varian manufactures, sells, and services a variety of scientific instruments for analyzing chemical substances including metals, inorganic materials, organic compounds, polymers, natural substances, and biochemicals. The company serves the environmental laboratories, pharmaceutical and chemical industries, chemical, life science, and academic research markets, government laboratories and specific areas of the health care industry. Varian had 1998 sales of $558 million and is traded on the NASDAQ.

         THERMOQUEST CORPORATION - ThermoQuest manufactures mass spectrometers, liquid and gas chromatographs, and equipment for the preparation and preservation of chemical samples. The company sells primarily to the pharmaceutical, environmental, industrial/chemical, food and beverage, and forensic sciences markets. The company is one of the leading manufactures of mass spectrometers, one of the top competitors in the sample preparation market of centrifuges and is considered a top ten player in the SFE market. ThermoQuest had 1998 sales of $434 million and is traded on the American Stock Exchange.


--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                           PUBLIC COMPANY COMPARISON
=======================================================================

                      Slower Growth                    Faster Growth
                    -----------------------        --------------------

Low-cap             Ametek, Inc.                   Dionex Corporation
Companies           Mettler-Toledo                 Varian, Inc.
                    ThermoQuest Corporation


Micro-cap           Isco, Inc.
Companies           O.I. Corporation

1. Ibbotson defines "Low-cap" companies as those with market capitalization between $252 and $918 million.

2. Ibbotson defines "Micro-cap" companies as those with market capitalization less than $252 million.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                            PUBLIC COMPANY COMPARISON
================================================================================

-  Average daily trading volumes for CEM and comparable public companies:




         [GRAPH -- estimated average stock trading volumes for CEM and the Comparable Public Companies in dollars and shares]




--------------------------------------------------------------------------------
                           Valuation Analysis & Issues
                                       17

                            PUBLIC COMPANY COMPARISON
================================================================================

($ in Thousands, Except Per Share Amounts)

                                                                               Comparable Companies(1)
                                                                    ----------------------------------------------
Size                                             CEM Corporation      Median                  Range                   Comments
----                                             ---------------    ----------    -------------------------------- ---------------

 Latest Twelve Months Net Sales                      $32,077        $440,915      $25,010      -       $984,737     Smaller in size.
 Latest Twelve Months OCF                              3,946          52,669         (324)     -        143,334
 Total Assets - Most Recent                           28,556         424,945       19,631      -        806,892
 Net Worth - Most Recent                              22,095          95,738       14,783      -        421,045

Balance Sheet Data (Most Recent Date)
-------------------------------------
 Current Ratio                                           3.6x            1.8x         1.1x     -            3.5x    Greater balance
 Quick Ratio                                             2.7             1.5          0.7      -            2.4      sheet
 Total Liab. to Stockholders' Equity                     0.3             0.5          0.3      -            9.1      liquidity.

Five Year Growth
----------------
 Sales                                                   0.4%            6.6%         4.6%     -           18.0%    Slower growth.
 Operating Cash Flow                                    (7.6)           10.9        (99.3)     -           42.4

Operating Cash Flow Margin
--------------------------
 Latest Twelve Months                                   12.3%           12.5%        (0.6)%    -           30.5%    Similar margins.
 Three-Year Average                                     13.8            11.3         (0.6)     -           28.8

Market Valuation (as of 10/27/99 except CEM)
--------------------------------------------
 Total Market Value of Equity                        $17,500        $534,827      $13,565      -     $1,160,509
 Total Market Value as % of Book Value                  79.2%          284.7%        55.4%     -        1,457.5%
 P/E Ratio
       - Current                                         8.7x           21.7x         8.9x     -           92.4x
       - Based on Current Fiscal Year Estimate           8.7            17.5          7.6      -           56.7
       - Based on Next Fiscal Year Estimate              N/A            19.1          6.9      -           27.7
 Total Adjusted Market Value                          $8,966        $585,035      $11,059      -     $1,498,592
 Total Adjusted MV / L12M Sales                          0.3x            1.0x         0.4x     -            5.8x
 Total Adjusted MV / L12M Operating Income               3.4            12.9          5.1      -           26.5
 Total Adjusted MV / L12M Operating Cash Flow            2.3             9.3          4.1      -           19.1
 Total Adj. MV / (L12M OCF - 3 Yr. Avg. Capex)           3.2            12.3          5.7      -           28.3

Footnote:
---------
(1) The comparable companies utilized in calculation of median include: Isco, Inc., O. I. Corporation, Ametek, Inc., Mettler-Toledo International, Dionex Corporation and Thermoquest Corporation.

(2) Utilized CEM stock price of $5.75 prior to announcement, all others updated as of October 27, 1999.

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues
                                      18

                            PUBLIC COMPANY COMPARISON
================================================================================

                          SUMMARY VALUATION INFORMATION


($ in Thousands)                                               Range of Valuation Multiples
                                                       ------------------------------------------      Implied Adjusted Market Value
                                                          Nearest        Median of        Nearest      -----------------------------
Capitalization Rate                              CEM   Low Multiple(1) All Multiples  High Multiple(2)     Low     Median    High
--------------------------------------------   ------- --------------  -------------  ----------------   -------   -------  -------
Total Adjusted MV / L12M Sales                 $32,077      1.0  x         1.0  x         1.0  x         $32,483   $32,858  $33,230
Total Adjusted MV / L12M Operating Income      $ 2,647      8.8  x        12.9  x        16.9  x         $23,368   $34,059  $44,750
Total Adjusted MV / L12M Operating Cash Flow   $ 3,946      6.5  x         9.3  x        12.2  x         $25,723   $36,858  $47,994

                                                         Range of Adj. Market Values                     $23,368   $34,059  $47,994
                                                         Plus: Net Cash(3)                               $ 8,543   $ 8,543  $ 8,543
                                                                                                         -------   -------  -------

                                                         RANGE OF EQUITY VALUES(4)                       $31,911   $42,602  $56,537
                                                         ==========================================================================



(1) Nearest low multiple refers to that which is the closest to the median multiple and smaller.
(2) Nearest high multiple refers to that which is the closest to the median multiple and larger.
(3) Net cash as of June 30, 1999 plus EBITDA less estimated capital expenditures for the quarter ended September 30, 1999.
(4) Based on review of 1998 Mergerstat data, discount for size and premium for change in control are approximately equal to one another.


     THE RANGE OF EQUITY VALUES BASED ON THIS COMPARISON IS $31.9 TO $56.5,
                WITH A MEDIAN OF VALUE FOR CEM OF $42.6 MILLION.

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues
                                     19

                        MERGER & ACQUISITION COMPARABLES
================================================================================

-  In the selection of merger and acquisition comparables, Brookwood reviewed:

   - M&A trends and all M&A transactions presented in the AII report covering the period 1994 to 1998; and

   - All M&A transactions included in the AII supplement covering the period January, 1999 to September, 1999.

- From this list, Brookwood identified those M&A transactions with available information that were most similar to CEM, emphasizing the target companies':

   -  Product and market focus; and

   -  Financial characteristics.

- Those M&A transactions selected are generally larger than CEM, as many of the financial characteristics of smaller transactions are not reported.

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues
                                     20

                        MERGER & ACQUISITION COMPARABLES
================================================================================
- Of announced transactions researched, Brookwood's review identified nine comparable transactions that disclosed financial information sufficient to provide valuation guidance.

PERKIN-ELMER'S ANALYTICAL INSTRUMENTS DIVISION - The division, a world leader in analytical instruments, develops, manufactures and markets analytical instruments for a wide range of industries. The division had 1998 fiscal year sales of $569 million and was acquired by EG&G for $425 million in May of 1999. The acquisition was treated as a purchase transaction.

INSTRON CORPORATION - Instron designs, manufactures, markets, and services materials testing systems. The company is a leading producer of static (electromechanical), dynamic (servohydraulic), hardness and impact testing systems. Principal markets are industry, educational institutions and governments. Instron had 1998 sales of $183 million and was taken private by Kirtland Capital Partners for $170 million in August of 1999.

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues
                                     21

                        MERGER & ACQUISITION COMPARABLES
================================================================================

HACH COMPANY - Hach designs, manufactures, markets, and services laboratory instruments, process analyzers, test kits and their associated consumables. The company's products analyze the chemical content and other properties of water and other aqueous solutions. These products are sold to municipal water and wastewater utilities, chemical manufacturers, commercial analytical laboratories, and government agencies. Hach had revenues of approximately $140 million and was acquired by Danaher Corp for $325 million in July of 1999. The transaction was treated as a pooling of interests.

GELMAN SCIENCES INC. - Gelman designs, manufactures and markets a broad line of specialty microfiltration products for the separation and purification of liquids and gases. Gelman's products are marketed worldwide for scientific and industrial applications. Gelman was acquired by Pall for $275 million in February of 1997. The transaction was treated as a pooling of interests.

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues
                                     22

                        MERGER & ACQUISITION COMPARABLES
================================================================================

PACKARD BIOSCIENCE COMPANY - Packard is a leading developer, manufacturer and marketer of analytical instruments for detecting radioactive materials, bioanalytical spectrometers, microplate readers and related products and services for use in the drug discovery and molecular biology segments of the life sciences industry and in the nuclear instrumentation industry. Packard had sales of $184 million and was taken private at approximately $290 million with management retaining 31% of the equity. The transaction was led by Stonington Partners and closed in March of 1997.

ORION RESEARCH INC. - Orion manufactures electrode-based chemical-measurement products that determine the quality of a wide variety of substances and are used in the agricultural, biomedical research, food processing, and pharmaceutical industries. The company had sales of $53 million and was acquired by Thermedics Detection, Inc. from Thermedics for $66 million in May of 1998.



--------------------------------------------------------------------------------
                           Valuation Analysis & Issues

                        MERGER & ACQUISITION COMPARABLES
================================================================================

VARLEN CORPORATION - PETROLEUM ANALYZERS DIVISION - The division designs, manufactures and markets analytical instruments used in petroleum refineries, and by transporters and end-users of petroleum products. The division maintains a leading position in this global market. The division had sales of $39.2 million and was sold to Roper Industries in June of 1999 for $39.5 million.

MICRION CORPORATION - Micrion is a world leader in the design, manufacture and marketing of Focused Ion Beam (FIB) systems for use in the design, fabrication and testing of semiconductor, data storage and other high technology products. Micrion had sales of $50.7 million and was acquired by FEI Company in August of 1999 for $68.5 million.

INDUSTRIAL SCIENTIFIC CORPORATION - ISC designs, manufactures, markets, and services portable gas monitors for industrial use. The instruments are used by individuals to assess the risk of asphyxiation, poisoning and explosion under industrial settings. The company had sales of $43.5 million and was taken private by the CEO and his family for $96 million in May of 1999.

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues

                        MERGER & ACQUISITION COMPARABLES
================================================================================

                                                                      COMPARABLE TARGET COMPANIES(1)
                                                            ---------------------------------------------
                                                 CEM          Median                     Range                  Comments
                                              ----------    ---------          --------------------------       ------------------

Size Prior to Acquisition
-------------------------
    Sales                                       $32,077      $113,057          $39,200       -   $578,262       Smaller in size.
    Operating Income                              2,647        10,727           (4,660)      -     41,103
    Operating Cash Flow                           3,946        17,781           (2,707)            56,487
    Net Income                                    2,036         7,929            2,309       -     30,566

Three-Year Growth
-----------------
    Sales                                           1.4 %         7.2 %           (7.2)%     -       17.6%      Slower growth.
    Operating Income                              (14.1)          0.9            (36.1)      -       20.8
    Net Income                                     (8.7)         (6.4)           (10.1)      -       21.5

Operating Income Margin
-----------------------
    Three-Year Average                             10.2 %        11.0 %            4.6 %     -       16.9%      Comparable margins.


Balance Sheet Data
------------------
Current Ratio                                       3.6 x         2.5 x            1.9 x     -        6.2x      More liquidity.
Quick Ratio                                         2.7           1.6              1.2        -       5.4
Long-Term Debt to Stockholders' Equity              0.8 %         9.2 %            0.0 %      -      63.3%
Total Liabilities to Stockholders' Equity           0.3 x         0.8 x            0.2 x      -       1.4x

Acquisition Data
----------------
    Total Value of Common Equity                    N/A      $151,663          $39,500        -  $425,000
    Price / L12M Net Income                         N/A          15.8 x           10.2 x      -      99.8x
    Adjusted Market Value                           N/A      $160,003          $38,500        -  $425,000
                                                            ---------------------------------------------
    Adj. MV / L12M Sales                            N/A           1.5 x            0.7 x      -       2.7x
    Adj. MV / L12M Operating Income                 N/A          10.0              6.0        -      32.5
    Adj. MV / L12M Operating Cash Flow              N/A           7.5              5.1        -      19.3
                                                            ---------------------------------------------

Footnote:
---------
(1) The comparable target companies utilized in calculating median numbers include: Hach Company, PE Instruments Division, Instron Corp., Gelman Sciences, Inc., the Petroleum Analyzers Division of Varlen Instruments, Orion Research, Inc., Packard Bioscience Corp., Micrion Corp. and Industrial Scientific, Inc.


--------------------------------------------------------------------------------
                           Valuation Analysis & Issues

                        MERGER & ACQUISITION COMPARABLES
================================================================================

                          SUMMARY VALUATION INFORMATION


($ in Thousands)                                               Range of Valuation Multiples
                                                        --------------------------------------------   Implied Adjusted Market Value
                                                          Nearest         Median of      Nearest       -----------------------------
Capitalization Rate                              CEM    Low Multiple(1)  All Multiples  High Multiple(2)    Low     Median    High
--------------------------------------------- --------  -------------    ------------   -----------       -------   -------  -------
Total Adjusted MV / L12M Sales                 $32,077        1.2  x          1.5  x        1.5  x        $38,804   $46,729  $48,715
Total Adjusted MV / L12M Operating Income       $2,647        9.6  x         10.0  x       10.7  x        $25,477   $26,424  $28,233
Total Adjusted MV / L12M Operating Cash Flow    $3,946        7.0  x          7.5  x        7.6  x        $27,559   $29,689  $30,037

                                                        Range of Adj. Market Values                       $25,477   $29,689  $48,715
                                                        Plus: Net Cash(3)                                $ 8,543   $ 8,543  $ 8,543
                                                                                                          -------  --------  -------

                                                        RANGE OF EQUITY VALUES                            $34,020   $38,232  $57,258
                                                        ============================================================================



(1) Nearest low multiple refers to that which is the closest to the median multiple and smaller.
(2) Nearest high multiple refers to that which is the closest to the median multiple and larger.
(3) Net cash as of June 30, 1999 plus EBITDA less estimated capital expenditures for the quarter ended September 30, 1999.


     THE RANGE OF EQUITY VALUES BASED ON THIS COMPARISON IS $34.0 TO $57.3,
                WITH A MEDIAN OF VALUE FOR CEM OF $38.2 MILLION.


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                           Valuation Analysis & Issues

                           PROJECTED FINANCIAL RESULTS
================================================================================

- Brookwood has analyzed Mike Collins' projections and developed downside and upside financial projections.

-  The primary assumptions for Mike Collins' base case projections
   -  FY2000 results are projected to be modestly below the FY2000 budget.
      -  Q1 FY 2000 operating income was $113k ahead of budget.

   -  Revenue is projected to grow at a 10% annual rate in FY2001-FY2003.
      -  Near term revenue growth from SMART, MARS X & Clean Star
      -  Longer term revenue growth from R&D efforts in 2H FY2000 - FY2002.

   - Gross margins are expected to improve by approximately 0.5% per year to 54.9% in FY2003.

   - Operating expenses are expected to grow at a slightly slower rate than revenue, moving from 40% of revenue in FY2000 to 39.5% in FY2003.
      - Projected operating expenses appear to have some cushion, in part related to expense savings from the absence of public company status and restructuring of European operations.

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues

                           PROJECTED FINANCIAL RESULTS
================================================================================

- Mike Collins has said that he has not developed alternative projection scenarios and that his projections are not supported by product level projections or other cost detail.

- Brookwood has assumed that FY2004 is flat with FY2003 and has adjusted depreciation assumptions based on discussions with Richard Decker.

- Overall, Brookwood views Mike Collins' revenue projections to be aggressive and his cost projections to be conservative.

- Brookwood's upside case is based upon Collins' base case plus incremental revenue and profit from the bacteria product beginning in 2002.

-  Brookwood's downside case assumes:

   -  Average annual revenue growth of approximately 4% per year;
   -  Modest growth in gross margins; and
   -  Tighter control of operating expenses.

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues

                               SCENARIO - BASE CASE
================================================================================

-  Based on Mike Collins' projections through 2003.

(Dollars in thousands)

                                  HISTORICAL                                        PROJECTIONS
                         ---------------------------    ------------------------------------------------------------------------
                               1998           1999           2000           2001          2002            2003          2004
                         -------------  -------------   ------------   ------------  ------------    ------------   ------------
Revenues                 32,362   100%  32,077   100%   33,681  100%   37,049  100%  40,754  100%    44,830  100%   44,830  100%
 Cost of Goods Sold      15,030    46%  15,110    47%   15,697   47%   17,082   46%  18,586   46%    20,220   45%   20,220   45%
                         ------         ------          ------         ------        ------          ------         ------
Gross Profit             17,332    54%  16,967    53%   17,984   53%   19,967   54%  22,168   54%    24,610   55%   24,610   55%
 Operating Expenses      14,283    44%  14,321    45%   14,608   43%   15,638   42%  17,050   42%    18,620   42%   18,695   42%
                         ------         ------          ------         ------        ------          ------         ------
 Operating Income         3,049     9%   2,646     8%    3,376   10%    4,329   12%   5,118   13%     5,989   13%    5,914   13%
Plus: Depreciation        1,261     4%   1,299     4%    1,136    3%    1,019    3%     969    2%       931    2%    1,006    2%
                         ------         ------          ------         ------        ------          ------         ------
 Operating Cash Flow      4,310    13%   3,945    12%    4,512   13%    5,348   14%   6,087   15%     6,920   15%    6,920   15%
                         ======         ======          ======         ======        ======          ======         ======

Growth Rates:
------------
Revenue                    n/a            -0.9%            5.0%          10.0%         10.0%           10.0%           0.0%
Cost of Goods Sold         n/a             0.5%            3.9%           8.8%          8.8%            8.8%           0.0%
Gross Profit               n/a            -2.1%            6.0%          11.0%         11.0%           11.0%           0.0%
Operating Expenses
  (ex. dep)                n/a             0.0%            3.5%           8.5%         10.0%           10.0%           0.0%
Operating Income           n/a           -13.2%           27.6%          28.2%         18.2%           17.0%          -1.3%
Operating Cash Flow        n/a            -8.5%           14.4%          18.5%         13.8%           13.7%           0.0%

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues

                              SCENARIO - UPSIDE CASE
================================================================================

- The bacteria product is assumed to be licensed in return for royalties of $1.0 million in 2002, $2.0 million in 2003, and $2.2 million in 2004 with no additional expenses.

-  All other assumptions are in line with the base case.

(Dollars in thousands)

                                     HISTORICAL                                       PROJECTIONS
                           ---------------------------  ---------------------------------------------------------------------
                                1998          1999           2000          2001           2002          2003         2004
                           ------------  -------------  -------------  ------------  ------------  ------------  ------------
Revenues                   32,362  100%  32,077   100%  33,681   100%  37,049  100%  40,754   98%  44,830   96%  44,830   95%
 Bacteria License Royalty      --    0%      --     0%      --     0%      --    0%   1,000    2%   2,000    4%   2,200    5%
                           ------        ------         ------         ------        ------        ------        ------
Total Revenues             32,362  100%  32,077   100%  33,681   100%  37,049  100%  41,754  100%  46,830  100%  47,030  100%
 Cost of Goods Sold        15,030   46%  15,110    47%  15,697    47%  17,083   46%  18,586   45%  20,220   43%  20,220   43%
                           ------        ------         ------         ------        ------        ------        ------
Gross Profit               17,332   54%  16,967    53%  17,984    53%  19,967   54%  23,168   55%  26,610   57%  26,810   57%
 Operating Expenses        14,283   44%  14,320    45%  14,608    43%  15,638   42%  17,050   41%  18,620   40%  18,695   40%
 Operating Income           3,049    9%   2,647     8%   3,376    10%   4,329   12%   6,118   15%   7,990   17%   8,115   17%
 Plus: Depreciation         1,261    4%   1,299     4%   1,136     3%   1,019    3%     969    2%     931    2%   1,006    2%
                           ------        ------         ------         ------        ------        ------        ------
Operating Cash Flow         4,310   13%   3,946    12%   4,512    13%   5,348   14%   7,087   17%   8,921   19%   9,121   19%
                           ======        ======         ======         ======        ======        ======        ======

Growth Rates:
------------
Revenue                       n/a         -0.9%           5.0%          10.0%         12.7%         12.2%          0.4%
Cost of Goods Sold            n/a          0.5%           3.9%           8.8%          8.8%          8.8%          0.0%
Gross Profit                  n/a         -2.1%           6.0%          11.0%         16.0%         14.9%          0.8%
Operating Expenses
  (ex. dep.)                  n/a          0.0%           3.5%           8.5%         10.0%         10.0%          0.0%
Operating Income              n/a        -13.2%          27.5%          28.2%         41.3%         30.6%          1.6%
Operating Cash Flow           n/a         -8.4%          14.3%          18.5%         32.5%         25.9%          2.2%

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues

                            SCENARIO - DOWNSIDE CASE
================================================================================

- Slower growth, modest gross margin improvement and tighter management of operating expenses.

(Dollars in thousands)

                                  HISTORICAL                                             PROJECTIONS
                      ------------------------------   -----------------------------------------------------------------------------
                            1998            1999             2000             2001           2002            2003           2004
                      -------------- ---------------   --------------  --------------  --------------  --------------   ------------
Revenues              32,362   100%   32,077    100%   33,681    100%   35,365   100%   35,365   100%   37,134   100%   38,990  100%
 Cost of Goods Sold   15,030    46%   15,110     47%   15,697     47%   16,370    46%   16,370    46%   17,086    46%   17,831   46%
Gross Profit          17,332    54%   16,967     53%   17,984     53%   18,995    54%   18,995    54%   20,048    54%   21,159   54%
 Operating Expenses   14,283    44%   14,320     45%   14,608     43%   14,913    42%   15,174    43%   15,638    42%   16,121   41%
 Operating Income      3,049     9%    2,647      8%    3,376     10%    4,082    12%    3,821    11%    4,409    12%    5,039   13%
 Plus: Depreciation    1,261     4%    1,299      4%    1,136      3%    1,019     3%      969     3%      931     3%    1,006    3%
                      ------          ------           ------           ------          ------          ------          ------
Operating Cash Flow    4,310    13%    3,946     12%    4,512     13%    5,101    14%    4,790    14%    5,340    14%    6,045   16%
                      ======          ======           ======           ======          ======          ======   ====   ======


Growth Rates:
-------------
Revenue                  n/a           -0.9%             5.0%             5.0%             0.0%            5.0%            5.0%
Cost of Goods Sold       n/a            0.5%             3.9%             4.3%             0.0%            4.4%            4.4%
Gross Profit             n/a           -2.1%             6.0%             5.6%             0.0%            5.5%            5.5%
Operating Expenses
  (ex. dep)              n/a            0.0%             3.5%             3.1%             2.2%            3.5%            2.8%
Operating Income         n/a          -13.2%            27.5%            20.9%            -6.4%           15.4%           14.3%
Operating Cash Flow      n/a           -8.4%            14.3%            13.0%            -6.1%           11.5%           13.2%

--------------------------------------------------------------------------------
                           Valuation Analysis & Issues
                                       31

                          DISCOUNTED CASH FLOW ANALYSIS
================================================================================

- Value is determined by discounting cash flows using a weighted average cost of capital.

-  This valuation analysis is an approach often taken by strategic buyers.

- Cost of capital was estimated based upon SIC code specific beta (risk factor) and capital structure (debt to equity) published by Ibbotson.






--------------------------------------------------------------------------------
                           Valuation Analysis & Issues
                                       32

                          DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------


             CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL (WACC)


Cost of Equity                                     Footnotes:
                                                   ----------
 Risk Free Rate(1)                        6.16%    (1) Yield on the 5-year U.S. Government Bond as of 10/27/99.
                                         -----     (2) Based on Ibbotson & Associates 1999 Yearbook.
 Risk Premium for Equities(2)             8.40     (3) Based on the median beta for all companies with SIC code 3826.
 Specific Industry Risk Factor(3)         0.72     (4) Risk Premium for Equities x Specific Industry Risk Factor.
                                         -----     (5) Industry Specific Risk Premium for Equities + Small Size Company Premium.
   Industry Specific Risk Premium for              (6) Risk Free Rate + Total Premium for Equities.
   Equities(4)                            6.05     (7) After Tax Cost at Prime Rate defined as: (Prime + 1) x (1 - Tax Rate).
 Small Size Company Premium(2)            2.60     (8) Based on median debt to equity weighting for all companies with SIC code
                                         -----         3826.
     Total Premium for Equities(5)        8.65
                                         -----
 Cost of Equity(6)                       14.81
   Weighting(8)                           93.3
                                         -----
Weighted Average Cost of Equity          13.82%
                                         =====

Cost of Debt
 After Tax Cost at Prime Rate(7)          6.29%
   Weighting(8)                            6.7
                                         -----
Weighted Average Cost of Debt             0.42%
                                         =====

WEIGHTED AVERAGE COST OF CAPITAL         14.24%
==============================================


--------------------------------------------------------------------------------
                          Valuation Analysis & Issues
                                       33

                          DISCOUNTED CASH FLOW ANALYSIS
================================================================================


                                      EQUITY VALUE ($ MILLIONS)                                   SHARE VALUE ($)
                            ------------------------------------------------     -----------------------------------------------
                             DOWNSIDE CASE      BASE CASE      UPSIDE CASE        DOWNSIDE CASE     BASE CASE      UPSIDE CASE
                            ----------------    ---------   ----------------     ---------------    ---------   ----------------
                            16.00%    14.00%      14.00%    14.00%    12.00%     16.00%    14.00%     14.00%    14.00%    12.00%
                            ------    ------      ------    ------    ------     ------    ------     ------    ------    ------
RANGE OF TERMINAL
VALUE MULTIPLES     5.0 x    32.4      34.2        37.4      44.9      47.8      10.56     11.09      12.01     14.20     15.03
                    6.0 x    35.3      37.3        41.0      49.6      53.0      11.42     12.01      13.06     15.56     16.52
                    7.0 x    38.2      40.5        44.5      54.4      58.2      12.25     12.92      14.09     16.92     18.01




     THE RANGE OF EQUITY VALUES BASED ON THIS COMPARISON IS $32.4 TO $58.2,
                WITH A MEDIAN OF VALUE FOR CEM OF $41.0 MILLION.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                                  LBO VALUATION
================================================================================

- Analysis assumes a capital structure that a financial purchaser might apply to CEM and still provide acceptable returns to the providers of capital.

- Based on Mike Collins' financial projections and sensitivity analysis shown above.

- In order to refine the LBO and analyze the downside case LBO valuation Brookwood needs to receive asset appraisals to more accurately assess CEM's asset "borrowing base."

   -  These appraisals are expected to be completed this week.







--------------------------------------------------------------------------------
                          Valuation Analysis & Issues
                                       35

                            LBO BASE CASE ASSUMPTIONS
================================================================================

-  Collateral Value/Advance Rates for revolver and "A" term

   -  Accounts Receivable          80% on US/Can. & LC backed
                                    0% on remainder
   -  Inventory                    70% on finished goods
                                   40% on WIP & raw
   -  Real Estate                  $2.5 million borrowing base (BB)
   -  PPE                          50% advance on $2 million BB

-  Senior "B" Term

   -  Stretch beyond collateral less than 25% of total senior facility.
   -  50% of projected CAPEX can be financed.

-  Mezzanine

   -  Junior capital provider will have to have confidence in CEM's projections.


================================================================================
                          Valuation Analysis & Issues

                                  LBO VALUATION
================================================================================

                             BASE CASE LBO VALUATION

Uses                                Amount   % Total    Sources                            Amount    % Total   5-Year Returns
--------------------------------   -------   -------    -------------------------------    -------   -------   --------------------
Purchase Price of Equity(1)        $30,587    133.1%    Term A (real estate)               $ 2,000     8.7%
Purchase of Options                    179      0.8%    Term B (equipment and cash flow)   $ 5,000    21.8%
Transaction Costs                      750      3.3%    Revolving Facility                 $ 5,156    22.4%
Repayment of Existing Debt           1,239      5.4%    Mezzanine debt                       6,000    26.1%    27.3% - 20% warrants
Plus: Required Cash (Excess)(2)     (9,773)   -42.5%
                                   -------    -----
                                                        Management Equity(3)                 4,825    21.0%    41.9 - 80% ownership
                                                                                           -------    -----
Total                              $22,982    100.0%                                       $22,982   100.0%
                                   =======    =====                                        =======   ======

(1) Price per share $10.05, 3,043,443 shares outstanding as of 9/8/99.

(2) Cash as of June 30, 1999 plus EBITDA less estimated capital expenditures for the quarter ended September 30, 1999.

(3) Michael Collins: 480,142 shares as of 9/8/99.



--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                                  LBO VALUATION
================================================================================

                            UPSIDE CASE LBO VALUATION



Uses                              Amount     % Total  Sources                             Amount      % Total    5-Year Returns
------------------------------   -------     -------  --------------------------------   -------      ------     --------------
Purchase Price of Equity(1)      $32,717      129.4%  Term A (real estate)               $ 2,000        7.9%
Purchase of Options                  342        1.4%  Term B (equipment and cash flow)     5,000       19.8%
Transaction Costs                    750        3.0%  Revolving Facility                   5,114       20.2%
Repayment of Existing Debt         1,239        4.9%  Mezzanine debt                       6,000       23.7%     31.2% - 20.0%
                                                                                                                 warrants
Plus: Required Cash (Excess)(2)   (9,773)     -38.7%  Preferred Stock                      2,000       0.079     35.1% - 12.5%
                                 -------      -----                                      -------      ------     ownership
                                                      Management Equity(3)                 5,162       20.4%     44.6% - 67.5%
                                                                                         -------      ------     ownership
Total                            $25,275      100.0%                                     $25,275      100.0%
                                 =======      =====                                      =======      =====

(1) Price per share $10.75, 3,043,443 shares outstanding as of 9/8/99.

(2) Cash as of June 30, 1999 plus EBITDA less estimated capital expenditures for the quarter ended September 30, 1999.

(3) Michael Collins: 480,142 shares as of 9/8/99.


--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                              LBO VALUATION ISSUES
================================================================================

    PLUSES                               MINUSES
-   Great market share               -   Difficult collateral
-   Not capital intensive            -   Small size of cash flow
-   High margins                     -   Low growth
-   Limited cyclicality              -   No ready CEO successor
                                         and no sponsor group







--------------------------------------------------------------------------------
                          Valuation Analysis & Issues

                                VALUATION SUMMARY
================================================================================

(Dollars in millions, per share data)                                                          Median Adjusted Market Value
                                                                       Per Share               as a Multiple of Fiscal 1999
                                    Equity Valuation Range       Equity Valuation Range      -----------------------------------
                                  --------------------------   --------------------------                Operating     Operating
Valuation Method                    Low      Median     High     Low     Median     High     Revenue       Income      Cash Flow
--------------------------------  --------------------------   ---------------------------   --------     --------     ---------
Public Company Comparison          $ 31.9    $ 42.6   $ 56.5   $ 10.40  $ 13.53   $ 17.53     1.1x         12.9x         8.6x

Merger & Acquisition Comparables     34.0      38.2     57.3     11.33    12.27     17.19     0.9x         11.2x         7.5x

Discounted Cash Flow Analysis        32.4      41.0     58.2     10.56    13.06     18.01     1.0x         12.2x         8.2x

Leveraged Buyout Analysis             N/A      30.8     33.1       N/A    10.05     10.75     0.7x          8.4x         5.6x



Note: Valuation estimates do not include fees and expenses of the Special Committee and its legal and financial advisors.



- THE EQUITY VALUATION RANGE FOR CEM BASED ON THE VALUATION APPROACHES ABOVE IS $30.8 TO $58.2 MILLION OR $10.05 TO $17.53 PER SHARE.

- BROOKWOOD BELIEVES THAT CEM'S EQUITY VALUE RANGE IS AT THE LOWER END OF THE BROADER RANGE, PROBABLY IN THE $29 TO $42 MILLION RANGE OR APPROXIMATELY $9.50 TO $13.40 PER SHARE.

--------------------------------------------------------------------------------
                          Valuation Analysis & Issues
                                       40

                                VALUATION ISSUES
================================================================================

-  General

   -  Current focus on small, maturing markets
   -  Growth potential from new products
   -  Limited proprietary technology
   -  Potential for CEM to be managed with a greater focus on profits
   -  Management's willingness to facilitate a sale

-  Low end of valuation range likely to be defined by LBO valuation

-  High end of valuation range sensitive to:

   -  Level of interest by prospective strategic buyers;
   -  Split in market focus between PC and lab markets;
   -  Synergies with prospective buyers;
   -  Ability to acquire CEM in a pooling transaction; and
   -  Possible use of stock to purchase CEM.



--------------------------------------------------------------------------------
                          Valuation Analysis & Issues
                                       41

                             CEM CORPORATION, INC.
================================================================================

                      UPDATE ON DUE DILIGENCE AND ANALYSIS


                          VALUATION ANALYSIS & ISSUES

                      ------------------------------------
                        REVIEW OF MIKE COLLINS' PROPOSAL
                      ------------------------------------

                       ANALYSIS OF STRATEGIC ALTERNATIVES


                                    SUMMARY


                                    EXHIBITS


--------------------------------------------------------------------------------

                        REVIEW OF MIKE COLLINS' PROPOSAL
================================================================================

- Analysis of Mike Collins' offer of $8.40 per share:

  - Valuation multiples                   Collins              Instron
                                          -------              -------
    -  Operating Income (LTM)              6.44 x              10.67 x
    -  Operating Cash Flow (LTM)           4.32 x               6.94 x


  - Comparison to stock price             Collins               CEM
                                          -------               ---
    -  Immediately prior to offer          46% premium to      $ 5.75

    -  Weighted last twelve months         10% premium to      $ 7.65

    -  Weighted last twenty-four months    18% discount to     $10.29


--------------------------------------------------------------------------------
                        Review of Mike Collins' Proposal

                        REVIEW OF MIKE COLLINS' PROPOSAL
================================================================================

- It appears that Mike Collins misunderstood the calculation of valuation multiples regarding his offer.

- Primarily due to the difficult collateral, the absence of a sponsor group and CEM's lack of growth, it appears that Collins is unlikely to substantially exceed the low end of the valuation range.



--------------------------------------------------------------------------------
                        Review of Mike Collins' Proposal
                                       44

                             CEM CORPORATION, INC.
================================================================================



                      UPDATE ON DUE DILIGENCE AND ANALYSIS



                           VALUATION ANALYSIS & ISSUES



                        REVIEW OF MIKE COLLINS' PROPOSAL

                      ------------------------------------
                       ANALYSIS OF STRATEGIC ALTERNATIVES
                      ------------------------------------

                                    SUMMARY



                                    EXHIBITS


--------------------------------------------------------------------------------
                                      45

                       ANALYSIS OF STRATEGIC ALTERNATIVES
================================================================================

-    Continue as sub-micro cap public company

     - Neither the shareholders nor the Company are currently benefiting from CEM being publicly traded.

-    Effect a leveraged recapitalization

     -    Capital gains rate for tendering shareholders.
     -    Dutch auction gives shareholders the option to get their target price.
     -    Likely to diminish the liquidity of CEM's stock.
     -    Remaining shareholders may be worse off than in a sale.

-    Pursue an acquisition program

     - Mike Collins has said he sees no near term acquisition opportunities, perhaps other than Milestone.
     - To achieve size necessary to obtain and sustain Wall Street focus would require a very aggressive acquisition program.

--------------------------------------------------------------------------------
                       Analysis of Strategic Alternatives
                                       46

                       ANALYSIS OF STRATEGIC ALTERNATIVES
================================================================================

-    Pursue a sale of the Company

     -    Endeavor to negotiate best deal with Mike Collins

          - His proposal is low and his ability to exceed the low end of the value range is probably limited.

     -    Deal with "Optimum" uniquely

          -    Level of interest expressed to date is not pre-emptive.

     -    Approach selected strategic and financial buyers

          -    Maximizes opportunity to achieve best value.
          -    Process needs to move quickly.
          -    Senior management support is important.

     -    Wait two or three quarters

          -    Possibly better timing for Thermo and PE.
          - Risks of interim business disruption at CEM and other potential negative industry or Company issues.

--------------------------------------------------------------------------------
                       Analysis of Strategic Alternatives
                                       47

                          PROSPECTIVE STRATEGIC BUYERS
================================================================================

-  Spectroscopy companies:                  -  Instrument distributors:
   -  Agilent Technologies                     -  Fisher Scientific
   -  PerkinElmer, Inc.                           International, Inc.
      (formerly EG&G, Inc)                     -  VWR
   -  Shamatsu                              -  Other lab equipment:
   -  Thermo Instrument                        -  Beckman Coulter
   -  Varian, Inc.                             -  Dionex Corporation
                                               -  Foss A/S
-  Niche industrial companies:                 -  Leco, Inc.
   -  Ametek, Inc.                             -  Metrohm
   -  Bowthorpe                                -  Mettler Toledo
   -  Danaher Corporation                      -  Pall Corporation
   -  Illinois Toolworks                       -  Sartorius AG
   -  United Dominion Industries               -  Waters Corporation

--------------------------------------------------------------------------------
                       Analysis of Strategic Alternatives
                                       48

                            OTHER PROSPECTIVE BUYERS
================================================================================

-  Private equity groups:
   -  Bachow & Associates          -  KB Partners
   -  FCP Investors, Inc.          -  Kirtland Capital Partners
   -  Greylock                     -  Matrix Partners
   -  H.I.G. Capital               -  Morgenthaler
      Management                   -  Stonington Partners
   -  Industrial Growth            -  Summit Partners
      Partners

--------------------------------------------------------------------------------
                       Analysis of Strategic Alternatives
                                       49

                             CEM CORPORATION, INC.
================================================================================


                      UPDATE ON DUE DILIGENCE AND ANALYSIS


                           VALUATION ANALYSIS & ISSUES


                        REVIEW OF MIKE COLLINS' PROPOSAL


                       ANALYSIS OF STRATEGIC ALTERNATIVES

                      ------------------------------------
                                    SUMMARY
                      ------------------------------------

                                    EXHIBITS

--------------------------------------------------------------------------------
                                       50

                                     SUMMARY
================================================================================

- LBO valuation is the lowest available option, so it is sensible to pursue a strategic sale.

-    Press release has resulted in contact from two strategic buyers.

-    We see no compelling reason to deal exclusively with one party.

-    Therefore, we recommend that the Special Committee:

     -    Defer any further evaluation of Mike Collins' proposal;

     -    Quickly contact likely prospective buyers; and

     - If the marketing process results in no interest or interest below $11 per share, recommence discussions with Mike Collins.

--------------------------------------------------------------------------------
                                       51

                             CEM CORPORATION, INC.
================================================================================


                      UPDATE ON DUE DILIGENCE AND ANALYSIS


                           VALUATION ANALYSIS & ISSUES


                        REVIEW OF MIKE COLLINS' PROPOSAL


                       ANALYSIS OF STRATEGIC ALTERNATIVES


                                    SUMMARY

                      ------------------------------------
                                    EXHIBITS
                      ------------------------------------

--------------------------------------------------------------------------------
                                       52

                                INDEX OF EXHIBITS
================================================================================

EXHIBIT 1  - CEM Balance Sheets as of September 30, 1995-1999

EXHIBIT 2  - CEM Pertinent Balance Sheet Statistics as of September 30,
             1995-1999

EXHIBIT 3  - CEM Capitalization Tables as of September 30, 1995-1999

EXHIBIT 4  - CEM Income Statements for the Years Ended September 30, 1995-1999

EXHIBIT 5  - CEM Pertinent Income Statement Statistics for the Years Ended
             September 30, 1995-1999

EXHIBIT 6  - Financial Data and Statistics Pertaining to the Comparable
             Public Companies

EXHIBIT 7  - Financial Data and Statistics Pertaining to the Relevant Mergers
             and Acquisitions

EXHIBIT 8  - Discounted Cash Flow Analysis and Worksheets

EXHIBIT 9  - Leveraged Buyout Analysis and Worksheets

EXHIBIT 10 - Merger and Acquisition Activity, Jan. 1997 - Sept. 1999

--------------------------------------------------------------------------------
                                    Exhibits
                                       53

                                  BALANCE SHEETS                      EXHIBIT 1
                           AS OF JUNE 30, 1995 - 1999
                                ($ IN THOUSANDS)


ASSETS                                1995                1996                 1997                  1998                 1999
------                         ----------------   ------------------   ------------------     ----------------    -----------------
                                Amount      %     Amount         %     Amount         %        Amount      %       Amount       %
                               -------    -----   -------      -----   -------      -----     -------    -----     -------    -----
 Current Assets
 --------------
   Cash                        $ 6,078     22.8%  $ 5,932       21.5%  $ 8,933       30.6%    $ 6,163     21.8%    $ 9,127     32.0%
   Accounts Receivable           6,733     25.3     7,061       25.6     5,990       20.5       6,616     23.4       6,634     23.2
   Inventory                     4,997     18.7     5,639       20.4     5,139       17.6       5,675     20.1       5,335     18.7
   Prepaid Expenses & Other        658      2.5       679        2.5       742        2.5         488      1.7         964      3.4
                               -------    -----   -------      -----   -------      -----     -------    -----     -------    -----
     Total Current Assets       18,466     69.3    19,311       70.0    20,804       71.2      18,942     66.9      22,060     77.3
     --------------------      -------    -----   -------      -----   -------      -----     -------    -----     -------    -----

 Fixed Assets
 ------------
   Fixed Assets, Gross           9,934     37.3    10,405       37.7    10,278       35.2      10,741     38.0      11,440     40.1
   Less: Accumulated
         Depreciation            4,066     15.3     4,836       17.5     4,982       17.1       5,816     20.6       6,456     22.6
                               -------    -----   -------      -----   -------      -----     -------    -----     -------    -----
     Fixed Assets, Net           5,868     22.0     5,569       20.2     5,296       18.1       4,925     17.4       4,984     17.5
     -----------------         -------    -----   -------      -----   -------      -----     -------    -----     -------    -----

 Other Assets
 ------------
   Intangibles                       0      0.0         0        0.0         0        0.0           0      0.0           0      0.0
   Other                         2,319      8.7     2,704        9.8     3,114       10.7       4,431     15.7       1,512      5.3
                               -------    -----   -------      -----   -------      -----     -------    -----     -------    -----
     Total Other Assets          2,319      8.7     2,704        9.8     3,114       10.7       4,431     15.7       1,512      5.3
     ------------------        -------    -----   -------      -----   -------      -----     -------    -----     -------    -----

     TOTAL ASSETS              $26,653    100.0%  $27,584      100.0%  $29,214      100.0%    $28,298    100.0     $28,556    100.0%
     ------------              =======    =====   =======      =====   =======      =====     =======    =====     =======    =====

 LIABILITIES & STOCKHOLDERS'
 EQUITY
 ---------------------------

Current Liabilities
 -------------------
   Current Maturities
    of LTD                     $    12      0.0%    $    63      0.2%    $    67      0.2%    $    92      0.3%      1,066      3.7%
   Accounts Payable              1,003      3.8         990      3.6       1,095      3.7       1,491      5.3       1,318      4.6
   Accrued Liabilities           3,037     11.4       2,079      7.5       2,443      8.4       2,933     10.4       3,172     11.1
   Other                           367      1.4         630      2.3         790      2.7         790      2.8         605      2.1
                               -------    -----     -------    -----     -------    -----     -------    -----     -------    -----
     Total Current
     Liabilities                 4,419     16.6       3,762     13.6       4,395     15.0       5,306     18.8       6,161     21.6
     -------------             -------    -----     -------    -----     -------    -----     -------    -----     -------    -----

 Other Noncurrent                   64      0.2          54      0.2         110      0.4          96      0.3         127      0.4
 ----------------              -------    -----     -------    -----     -------    -----     -------    -----     -------    -----

Long-Term Debt                   1,578      5.9       1,417      5.1       1,229      4.2       1,177      4.2         173      0.6
--------------                 -------    -----     -------    -----     -------    -----     -------    -----     -------    -----

     Total Liabilities           6,061     22.7       5,233     19.0       5,734     19.6       6,579     23.2       6,461     22.6
     -----------------         -------    -----     -------    -----     -------    -----     -------    -----     -------    -----

 Stockholders' Equity
 --------------------
   Common Stock                    181      0.7         178      0.6         174      0.6         159      0.6         152      0.5
   Preferred Stock                   0      0.0           0      0.0           0      0.0           0      0.0           0      0.0
   Paid in Capital in
    Excess of Par                  313      1.2           0      0.0           0      0.0           0      0.0           0      0.0
   Retained Earnings            20,098     75.4      22,173     80.4      23,306     79.8      21,560     76.2      21,943     76.8
   Treasury Stock                    0      0.0           0      0.0           0      0.0           0      0.0         N/A      0.0
   --------------              -------    -----     -------    -----     -------    -----     -------    -----     -------    -----
     Total Stockholders'
     Equity                     20,592     77.3      22,351     81.0      23,480     80.4      21,719     76.8      22,095     77.4
     -------------------       -------    -----     -------    -----     -------    -----     -------    -----     -------    -----

     TOTAL LIAB. & S/E         $26,653    100.0%    $27,584    100.0%    $29,214    100.0%    $28,298    100.0%    $28,556    100.0%
     -----------------         =======    =====     =======    =====     =======    =====     =======    =====     =======    =====

                        PERTINENT BALANCE SHEET STATISTICS             EXHIBIT 2
                           AS OF JUNE 30, 1995 - 1999
                                ($ IN THOUSANDS)



                                             1995            1996           1997           1998           1999
                                            -------         -------        -------        ------         ------

Working Capital                             $7,981          $9,680         $7,543         $7,565         $7,838
Net Quick Assets                            $2,984          $4,041         $2,404         $1,890         $2,503
Current Ratio                                  2.8x            3.6x           2.7x           2.5x           2.5x
Quick Ratio                                    1.7x            2.1x           1.6x           1.4x           1.5x

Working Capital Turnover                       4.0x            3.3x           4.0x           4.3x           4.1x
Accounts Receivable Turnover                   4.7x            4.5x           5.0x           4.9x           4.8x
Accounts Receivable in Days                     78              82             73             75             75
Accounts Payable Turnover                     13.3x           13.2x          12.3x          10.1x          11.5x
Accounts Payable in Days                        27              28             30             36           11.5
Inventory Turnover                             2.7x            2.3x           2.6x           2.6x           2.8x
Inventory in Days                              137             157            139            138            129
Fixed Asset Turnover                           5.4x            5.7x           5.7x           6.6x           6.4x
Total Asset Turnover                           1.2x            1.1x           1.0x           1.1x           1.1x

Long-Term Debt/Net Worth                       7.7%            6.3%           5.2%           5.4%           0.8%
Total Interest Bearing Debt/Net Worth          7.7             6.6            5.5            5.8            5.6
Total Liabilities/Net Worth                   29.4            23.4           24.4           30.3           29.2
Fixed Assets/Net Worth                        28.5            24.9           22.6           22.7           22.6

Before-Tax Return on Assets                   18.4%           16.4%           9.2%          12.5%          10.4%
Before-Tax Return on Capital                  22.0            19.0           10.9           15.4           13.3
Before-Tax Return on Equity                   23.8            20.2           11.5           16.3           13.5
Before-Tax Return on Sales                    15.5            14.4            9.0           10.9            9.3

After-Tax Return on Assets                    11.9%           10.5%           6.3%           8.6%           7.1%
After-Tax Return on Capital                   14.3            12.2            7.4           10.5            9.1
After-Tax Return on Equity                    15.4            13.0            7.8           11.2            9.2
After-Tax Return on Sales                     10.1             9.2            6.1            7.5            6.3

                              CAPITALIZATION TABLES                   EXHIBIT 3
                           AS OF JUNE 30, 1995 - 1999
                                ($ IN THOUSANDS)


                                         1995                 1996               1997               1998                1999
                                    ---------------    ----------------    ---------------    ----------------     ----------------
                                    Amount      %       Amount      %      Amount      %      Amount       %       Amount       %
                                    -------   -----    -------    -----    -------   -----    -------    -----     -------    -----
Current Liabilities
-------------------
  Current Maturities of LTD         $    12     0.1%   $    63      0.3%   $    67     0.3%   $    92      0.4%    $ 1,066      4.8%
  Accounts Payable                    1,003     4.5        990      4.2      1,095     4.4      1,491      6.5       1,318      5.9
  Accrued Liabilities                 3,037    13.7      2,079      8.7      2,443     9.8      2,933     12.8       3,172     14.2
  Other                                 367     1.7        630      2.6        790     3.2        790      3.4         605      2.7
                                    -------   -----    -------    -----    -------   -----    -------    -----     -------    -----
    Total Current Liabilities       $ 4,419    19.9%   $ 3,762     15.8%   $ 4,395    17.7%   $ 5,306     23.1%    $ 6,161     27.5%
    -------------------------       =======   =====    =======    =====    =======   =====    =======    =====     =======    =====

CAPITALIZATION:
---------------

Other Noncurrent                    $    64     0.3%   $    54      0.2%   $   110     0.4%   $    96      0.4%    $   127      0.6%
----------------                    -------   -----    -------    -----    -------   -----    -------    -----     -------    -----

Long-Term Debt
--------------
  Term note @ 9.25%, exp. 2000        1,447     6.5      1,313      5.5      1,146     4.6      1,106      4.8         113      0.5
  Mortgage Note @ 7.4%, exp. 2006       131     0.6        106      0.4         83     0.3         70      0.3          60      0.3
                                    -------   -----    -------    -----    -------   -----    -------    -----     -------    -----
    Long-Term Debt                    1,578     7.1      1,417      5.9      1,229     5.0      1,177      5.1         173      0.8
    --------------                  -------   -----    -------    -----    -------   -----    -------    -----     -------    -----

Stockholders' Equity
--------------------
  Common Stock                          181     0.8        178      0.7        174     0.7        159      0.7         152      0.7
  Paid in Capital in Excess of Par      313     1.4          0      0.0          0     0.0          0      0.0           0      0.0
  Retained Earnings                  20,098    90.4     22,173     93.1     23,306    93.9     21,560     93.8      21,943     98.0
  Treasury Stock                          0     0.0          0      0.0          0     0.0          0      0.0         N/A      N/A
                                    -------   -----    -------    -----    -------   -----    -------    -----     -------    -----
    Total Stockholders' Equity       20,592    92.6     22,351     93.8     23,480    94.6     21,719     94.5      22,095     98.7
    --------------------------      -------   -----    -------    -----    -------   -----    -------    -----     -------    -----

    TOTAL CAPITALIZATION            $22,234   100.0%   $23,822    100.0%   $24,819   100.0%   $22,992    100.0%    $22,395    100.0%
    --------------------            =======   =====    =======    =====    =======   =====    =======    =====     =======    =====

                               INCOME STATEMENTS                      EXHIBIT 4
                    FOR THE YEARS ENDED JUNE 30, 1995 - 1999
                                ($ IN THOUSANDS)


                                 1995                  1996                 1997                  1998                 1999
                         ------------------  --------------------   -------------------   -------------------   -----------------
                          Amount        %      Amount         %      Amount         %      Amount        %       Amount      %
                         --------     -----   --------      -----   --------      -----   --------      -----   --------    -----
Net Sales                $ 31,611     100.0%  $ 31,477      100.0%  $ 30,075      100.0%  $ 32,362      100.0%  $ 32,077    100.0%
   Cost of Goods Sold      13,341      42.2     13,096       41.6     13,481       44.8     15,030       46.4     15,110     47.1
                         --------      ----   --------       ----   --------       ----   --------       ----   --------     ----
Gross Profit               18,270      57.8     18,381       58.4     16,594       55.2     17,332       53.6     16,967     52.9
   Operating Expenses(1)   13,791      43.6     14,245       45.3     14,216       47.3     14,283       44.1     14,320     44.6
                         --------      ----   --------       ----   --------       ----   --------       ----   --------     ----
Operating Income            4,479      14.2      4,136       13.1      2,378        7.9      3,049        9.4      2,647      8.3
   Other (Income)
    Expense, Net             (129)     (0.4)        58        0.2        130        0.4         62        0.2         99      0.3
                         --------      ----   --------       ----   --------       ----   --------       ----   --------     ----
EBIT                        4,608      14.6      4,078       13.0      2,248        7.5      2,987        9.2      2,548      7.9
   Interest Expense          (283)     (0.9)      (441)      (1.4)      (454)      (1.5)      (547)      (1.7)      (426)    (1.3)
                         --------      ----   --------       ----   --------       ----   --------       ----   --------     ----
Earnings Before Taxes       4,891      15.5      4,519       14.4      2,702        9.0      3,534       10.9      2,974      9.3
   Provision for Taxes      1,712       5.4      1,611        5.1        865        2.9      1,110        3.4        938      2.9
                         --------      ----   --------       ----   --------       ----   --------       ----   --------     ----
Net Income               $  3,179      10.1%  $  2,908        9.2%  $  1,837        6.1%  $  2,424        7.5%  $  2,036      6.3%
                         ========      ====   ========       ====   ========       ====   ========       ====   ========     ====

Operating Cash Flow      $  5,406      17.1%  $  5,188       16.5%  $  3,494       11.6%  $  4,310       13.3%  $  3,946     12.3%
Depreciation &
  Amortization                927       2.9      1,052        3.3      1,116        3.7      1,261        3.9      1,299      4.0
Capital Expenditures        1,028       3.3      1,013        3.2      1,165        3.9      1,119        3.5      1,447      4.5
Cash Dividends                  0       0.0          0        0.0          0        0.0          0        0.0          0      0.0
Total Rental Expense            0       0.0          0        0.0          0        0.0          0        0.0          0      0.0
Interest Coverage              --     (16.3)x       --       (9.2)x       --       (5.0)x       --       (5.5)x       --     (6.0)x
Fixed Charge Coverage          --     (16.3)x       --       (9.2)x       --       (5.0)x       --       (5.5)x       --     (6.0)x

 1. Does not take into account private company savings.

                    PERTINENT INCOME STATEMENT STATISTICS             Exhibit 5
                   FOR THE YEARS ENDED JUNE 30, 1995 - 1999         Page 1 of 2
                                ($ in Thousands)


Net Sales              Amount      % Inc. (Dec.)   % Revenue     Operating Income       Amount      % Inc. (Dec.)     % Revenue
---------              ------      -------------   ---------     -----------------      ------      -------------     ---------
       1995            $31,611           8.9 %       100.0 %          1995               $4,479          10.6 %          14.2 %
       1996             31,477          (0.4)        100.0            1996                4,136          (7.7)           13.1
       1997             30,075          (4.5)        100.0            1997                2,378         (42.5)            7.9
       1998             32,362           7.6         100.0            1998                3,049          28.2             9.4
       1999             32,077          (0.9)        100.0            1999                2,647         (13.2)            8.3

                Compound Growth Rate     0.4 %                                  Compound Growth Rate    (12.3)%
------------------------------------------------------------     -----------------------------------------------------------------

Cost of Goods Sold     Amount      % Inc. (Dec.)   % Revenue     Other (Inc.) Exp., Net   Amount    % Inc. (Dec.)     % Revenue
------------------     ------      -------------   ---------     ----------------------   ------    -------------     ---------
       1995            $13,341          11.2 %        42.2 %          1995                $(129)          N/M %          (0.4)%
       1996             13,096          (1.8)         41.6            1996                   58           N/M             0.2
       1997             13,481           2.9          44.8            1997                  130         124.1             0.4
       1998             15,030          11.5          46.4            1998                   62         (52.3)            0.2
       1999             15,110           0.5          47.1            1999                   99          59.7             0.3

                Compound Growth Rate     3.2 %                                  Compound Growth Rate      N/M %
------------------------------------------------------------     -----------------------------------------------------------------

Gross Profit           Amount      % Inc. (Dec.)   % Revenue     EBIT                   Amount      % Inc. (Dec.)     % Revenue
------------           ------      -------------   ---------     ----                   ------      -------------     ---------
       1995            $18,270           7.2 %        57.8 %          1995               $4,608          17.4 %          14.6 %
       1996             18,381           0.6          58.4            1996                4,078         (11.5)           13.0
       1997             16,594          (9.7)         55.2            1997                2,248         (44.9)            7.5
       1998             17,332           4.4          53.6            1998                2,987          32.9             9.2
       1999             16,967          (2.1)         52.9            1999                2,548         (14.7)            7.9

                Compound Growth Rate    (1.8)%                                  Compound Growth Rate    (13.8)%
------------------------------------------------------------     -----------------------------------------------------------------

Operating Expenses(1)    Amount    % Inc. (Dec.)   % Revenue     Interest Expense       Amount      % Inc. (Dec.)     % Revenue
---------------------    ------    -------------   ---------     ----------------       ------      -------------     ---------
       1995              $13,791         6.2 %        43.6 %          1995              $(283)            N/M %          (0.9)%
       1996               14,245         3.3          45.3            1996               (441)            N/M            (1.4)
       1997               14,216        (0.2)         47.3            1997               (454)            N/M            (1.5)
       1998               14,283         0.5          44.1            1998               (547)            N/M            (1.7)
       1999               14,320         0.3          44.6            1999               (426)            N/M            (1.3)

                Compound Growth Rate     0.9 %                                  Compound Growth Rate      N/M %
------------------------------------------------------------     -----------------------------------------------------------------

                    PERTINENT INCOME STATEMENT STATISTICS             Exhibit 5
                   FOR THE YEARS ENDED JUNE 30, 1995 - 1999         Page 2 of 2
                                ($ in Thousands)

Earnings Before Taxes      Amount     % Inc. (Dec.)    % Revenue      Depr. & Amort.            Amount    % Inc. (Dec.)      % OCF
---------------------      ------     -------------    ---------      --------------            ------    -------------      -----
       1995                $4,891         18.3%            15.5%             1995               $  927         (7.6)%         17.1%
       1996                 4,519         (7.6)            14.4              1996                1,052         13.5           20.3
       1997                 2,702        (40.2)             9.0              1997                1,116          6.1           31.9
       1998                 3,534         30.8             10.9              1998                1,261         13.0           29.3
       1999                 2,974        (15.8)             9.3              1999                1,299          3.0           32.9
                Compound Growth Rate     (11.7)%                                      Compound Growth Rate      8.8%
----------------------------------------------------------------      -------------------------------------------------------------


Provision for Taxes        Amount      % Inc. (Dec.)    % of EBT      Capital Expenditures      Amount     % Inc. (Dec.)    % Depr.
-------------------        ------      -------------    --------      --------------------      ------     -------------    -------
       1995                $1,712         27.5%            35.0%             1995               $1,028          7.7%         110.9%
       1996                 1,611         (5.9)            35.6              1996                1,013         (1.5)          96.3
       1997                   865        (46.3)            32.0              1997                1,165         15.0          104.4
       1998                 1,110         28.3             31.4              1998                1,119         (3.9)          88.7
       1999                   938        (15.5)            31.5              1999                1,447         29.3          111.4

                Compound Growth Rate     (14.0)%                                      Compound Growth Rate      8.9%
-----------------------------------------------------------------     -------------------------------------------------------------


Net Income                 Amount     % Inc. (Dec.)     % Revenue     Cash Dividends             Amount     % Inc. (Dec.)   % Payout
----------                 ------     -------------      --------     --------------             ------     ------------    --------
       1995                $3,179         13.9%            10.1%             1995                   $0          N/M%           0.0%
       1996                 2,908         (8.5)             9.2              1996                    0          N/M            0.0
       1997                 1,837        (36.8)             6.1              1997                    0          N/M            0.0
       1998                 2,424         32.0              7.5              1998                    0          N/M            0.0
       1999                 2,036        (16.0)             6.3              1999                    0          N/M            0.0

                Compound Growth Rate     (10.5)%                                      Compound Growth Rate      N/M%
-------------------------------------------------------------------   --------------------------------------------------------------


Operating Cash Flow        Amount     % Inc. (Dec.)     % Revenue     Total Rental Expense       Amount     % Inc. (Dec.)  % Revenue
--------------------       ------     -------------     ---------     -------------------        ------     -------------  ---------
       1995                $5,406          8.8%            17.1%             1995                   $0          N/M%           0.0%
       1996                 5,188         (4.0)            16.5              1996                    0          N/M            0.0
       1997                 3,494        (32.7)            11.6              1997                    0          N/M            0.0
       1998                 4,310         23.4             13.3              1998                    0          N/M            0.0
       1999                 3,946         (8.4)            12.3              1999                    0          N/M            0.0

                Compound Growth Rate      (7.6)%                                      Compound Growth Rate      N/M%
-------------------------------------------------------------------   --------------------------------------------------------------

                                                                     EXHIBIT 6
                                                                  PAGE 1 OF 10

         -------------------------------------------------------------
                               PROJECT MICROWAVE
           SUMMARY OF COMPARISON TO SELECTED PUBLICLY HELD COMPANIES
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
         -------------------------------------------------------------


($ in Thousands, Except Per Share Amounts)
                                                                                              Comparable Companies (*)
                                                                                   -----------------------------------------------
Size                                                             CEM Corporation    Median                              Range
----                                                            -----------------  --------        -------------------------------
      Latest Twelve Months Net Sales                                  $32,077       $440,915        $984,737        --   $25,010
      Latest Twelve Months OCF                                          3,946         52,669         143,334        --      (324)
      Total Assets - Most Recent                                       28,556        424,945         806,892        --    19,631
      Net Worth - Most Recent                                          22,095         95,738         421,045        --    14,783

Five-Year Growth
----------------
      Sales                                                               0.4%           6.6%           18.0%       --       4.6%
      Operating Income                                                  (12.3)          15.3            31.2        --       8.3
      Operating Cash Flow                                                (7.6)          10.9            42.4        --     (99.3)
      Net Income                                                        (10.5)          17.8            29.2        --       4.2

Operating Income Margin
-----------------------
      Latest Twelve Months                                                8.3%           9.0%           28.3%       --      (5.4)%
      Three-Year Average                                                  8.5            8.7            26.9        --      (5.5)
      1998                                                                9.4           10.0            28.0        --      (5.2)
      1997                                                                7.9            6.9            27.3        --       0.0
      1996                                                               13.1            9.3            25.4        --     (11.4)

OCF Margin
----------
      Latest Twelve Months                                               12.3%          12.5%           30.5%       --      (0.6)%
      Three-Year Average                                                 12.4           11.3            28.8        --      (0.6)
      1998                                                               13.3           12.4            29.7        --       0.6
      1997                                                               11.6            9.6            29.1        --       5.5
      1996                                                               16.5           12.1            27.6        --      (7.8)

Net Income Margin
-----------------
      Latest Twelve Months                                                6.3%           6.5%           20.5%       --      (3.2)%
      Three-Year Average                                                  6.6            6.4            18.5        --      (7.4)
      1998                                                                7.5            6.3            19.0        --      (2.5)
      1997                                                                6.1            5.9            18.5        --      (2.7)
      1996                                                                9.2            6.9            18.0        --     (17.0)

Return on Assets (After-Tax)
----------------------------
      Three-Year Average                                                  8.5%           6.5%           23.4%       --      (8.1)%
      1998                                                                8.6            6.7            26.7        --      (2.4)
      1997                                                                6.3            7.0            22.2        --      (3.2)
      1996                                                               10.5            5.9            21.2        --     (18.7)

Return on Common Equity (After-Tax)
-----------------------------------
      Three-Year Average                                                 10.7%          10.9%           44.9%       --    (420.2)%
      1998                                                               11.2           12.4            69.9        --      (2.8)
      1997                                                                7.8            9.4            31.6        --     (94.1)
      1996                                                               13.0           11.0            33.3        --  (1,163.6)

Balance Sheet Data (Most Recent Date)
-------------------------------------
      Current Ratio                                                       3.6x           1.8x            3.5x       --       1.1x
      Quick Ratio                                                         2.7            1.5             2.4        --       0.7
      Long-Term Debt to Stockholders' Equity                              0.0            0.2             3.8        --       0.0
      Total Liab. to Stockholders' Equity                                 0.3            0.5             9.1        --       0.3
      Interest Coverage 1998                                              5.8            4.1             0.0        --       0.0
      Long-Term Debt to OCF                                               0.0            1.0             2.5        --       0.0
      Avg. Capex / Avg. Sales                                             3.8%           3.5%           10.9%       --       1.4%

Market Valuation (as of 10/27/99)
---------------------------------
      Total Market Value                                              $17,500       $534,827      $1,160,509        --   $13,565
      Total Market Value as % of Book Value                              79.2%         284.7%        1,457.5%       --      55.4%
      P/E Ratio - Current                                                 8.7x          21.7x           92.4x       --       8.9x
                - Based on Current Fiscal Year Estimate                   8.7           17.5            56.7        --       7.6
                - Based on Next Fiscal Year Estimate                      N/A           19.1            27.7        --       6.9
      Total Adjusted Market Value                                      $8,966       $585,035      $1,498,592        --   $11,059
      Total Adjusted MV / L12M Sales                                      0.3x           1.0x            5.8x       --       0.4x
      Total Adjusted MV / L12M Operating Income                           3.4           12.9            26.5        --       5.1
      Total Adjusted MV / L12M Operating Cash Flow                        2.3            9.3            19.1        --       4.1
      Total Adj. MV / (L12M OCF - 3 Yr. Avg. Capex)                       3.2           12.3            28.3        --       5.7

Footnote:
---------
(1) The comparable companies utilized in calculation of median include: Isco, Inc., O. I. Corporation, Ametek, Inc., Mettler-Toledo International, Dionex Corporation and Thermoquest Corporation.

                                                                       EXHIBIT 6
                                                                    PAGE 2 OF 10


          -------------------------------------------------------------
                                PROJECT MICROWAVE
                 COMPARISON TO SELECTED PUBLICLY HELD COMPANIES
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
          -------------------------------------------------------------

                          CEM Corporation              Isco, Inc.                O. I. Corporation            Ametek, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Business Description      Develops, manufactures,      Designs, manufactures     Develops, manufactures,      Global manufacturer
                          sells and services           and markets products      markets and services         of electric motors
                          microwave-based              used to monitor water     products for the analytical  and electronic
                          instrumentation for          quality regulations and   instruments markets,         instruments.
                          testing, analysis and        are used in a variety of  including sample
                          process control in           research and testing      preparation, detection,
                          analytical laboratory and    laboratories and by       measurement and monitoring
                          industrial markets.          industries to monitor     instruments.
                                                       product quality.

-----------------------------------------------------------------------------------------------------------------------------------
Exchange (Ticker)         NASD (CEMX)                  NASD (ISKO)               NASD (OICO)                  NYSE (AME)
-----------------------------------------------------------------------------------------------------------------------------------
Latest Annual Data        June 30, 1999                July 31, 1998             December 31, 1998            December 31, 1998
Latest Quarterly Data     June 30, 1999                April 30, 1999            June 30, 1999                June 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------
 MARKET VALUATION  (AS OF 10/27/99)
-----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Market Price per Share
   Current                                         $ 5.7500             $ 4.1250            $ 4.2500            $19.3125
   1999 Range                                        5.5000 -- 10.1250    4.0312 -- 6.6250    3.6250 -- 7.0000   16.3564 -- 25.6103
   1998 Range                                        8.7500 -- 13.7500    4.0596 -- 9.2315    4.0000 -- 6.4375   15.5673 -- 30.8558

-----------------------------------------------------------------------------------------------------------------------------------
Total Shares Outstanding                              3,043                5,644               3,192              32,429
Total Market Value of Common Equity                $ 17,500             $ 23,281            $ 13,565            $626,281
Total Market Value as a % of Book Value                79.2%                55.4%               91.8%              319.3%
P/E Ratio - Latest Twelve Months Data                   8.7x                 N/Mx                8.9x               14.9x
          - Based on Current Fiscal Year Estimate       8.7x                 N/Ax                7.6x               10.5x
          - Based on Next Fiscal Year Estimate(*)       N/Ax                 N/Ax                6.9x                9.4x
Total Adj. Market Value                            $  8,966             $ 24,842            $ 11,059            $934,355
Total Adj. Market Value/L12M Sales                     0.28x                0.49x               0.44x               1.04x
Total Adj. MV/L12M Operating Income                     3.4x                 N/Ax                5.1x                8.8x
Total Adj. MV/L12M Operating Cash Flow(**)             2.27x                 N/Ax                4.1x                6.5x
Total Adj. MV/(L12M OCF - 3 Yr. Avg. Capex)             3.2x                 N/Ax                6.7x                9.2x
-----------------------------------------------------------------------------------------------------------------------------------

Footnotes:
  (*)  Based on the Institutional Brokers Estimate System (I/B/E/S).
  (**) Operating Cash Flow is defined as operating income plus depreciation and amortization.

                                                                       EXHIBIT 6
                                                                    PAGE 3 OF 10


     -----------------------------------------------------------------------
                                PROJECT MICROWAVE
                 COMPARISON TO SELECTED PUBLICLY HELD COMPANIES
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
     -----------------------------------------------------------------------

-----------------------
INCOME STATEMENT DATA
-----------------------


                                     CEM Corporation           Isco, Inc.           O. I. Corporation          Ametek, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Sales
  Latest 12 Months                          $32,077                $50,912                 $25,010               $901,937
   1998                                      32,362                 47,912                  23,684                927,474
   1997                                      30,075                 40,733                  21,630                847,761
   1996                                      31,477                 39,981                  20,156                800,011
   1995                                      31,611                 41,784                  17,942                837,490
   1994                                      29,040                 38,706                  18,356                774,738
---------------------------------------------------------------------------------------------------------------------------------
Gross Profit (% of Sales)
  Latest 12 Months                          $16,967/   52.9%       $26,868/    52.8%       $11,326/   45.3%      $184,857/  20.5%
   1998                                      17,332/   53.6         26,345/    55.0         10,919/   46.1        186,545/  20.1
   1997                                      16,594/   55.2         22,760/    55.9         10,076/   46.6        159,013/  18.8
   1996                                      18,381/   58.4         22,191/    55.5         10,080/   50.0        147,163/  18.4
   1995                                      18,270/   57.8         24,606/    58.9          8,702/   48.5        164,088/  19.6
   1994                                      17,041/   58.7         22,971/    59.3          8,221/   44.8        146,272/  18.9
---------------------------------------------------------------------------------------------------------------------------------
Operating Expenses (% of Sales)
  Latest 12 Months                          $14,320/   44.6%       $29,624/    58.2%       $ 9,175/   36.7%      $ 79,020/   8.8%
   1998                                      14,283/   44.1         28,855/    60.2          8,552/   36.1         82,089/   8.9
   1997                                      14,216/   47.3         22,748/    55.8          8,577/   39.7         67,058/   7.9
   1996                                      14,245/   45.3         20,554/    51.4          8,215/   40.8         64,320/   8.0
   1995                                      13,791/   43.6         20,898/    50.0          7,449/   41.5         74,790/   8.9
   1994                                      12,991/   44.7         19,211/    49.6          6,498/   35.4         70,980/   9.2
---------------------------------------------------------------------------------------------------------------------------------
Operating Income (% of Sales)
  Latest 12 Months                           $2,647/    8.3%       $(2,756)/   (5.4)%      $ 2,151/    8.6%      $105,837/  11.7%
   1998                                       3,049/    9.4         (2,510)/   (5.2)         2,367/   10.0        104,456/  11.3
   1997                                       2,378/    7.9             12/     0.0          1,499/    6.9         91,955/  10.8
   1996                                       4,136/   13.1          1,637/     4.1          1,864/    9.3         82,843/  10.4
   1995                                       4,479/   14.2          3,708/     8.9          1,253/    7.0         89,298/  10.7
   1994                                       4,050/   13.9          3,760/     9.7          1,723/    9.4         75,292/   9.7
---------------------------------------------------------------------------------------------------------------------------------
Operating Cash Flow (% of Sales)
  Latest 12 Months                           $3,946/   12.3%       $  (324)/   (0.6)%      $ 2,672/   10.7%      $143,334/  15.9%
   1998                                       4,310/   13.3            274/     0.6          2,778/   11.7        142,825/  15.4
   1997                                       3,494/   11.6          2,246/     5.5          2,069/    9.6        124,821/  14.7
   1996                                       5,188/   16.5          3,568/     8.9          2,441/   12.1        117,749/  14.7
   1995                                       5,406/   17.1          5,810/    13.9          1,700/    9.5        123,759/  14.8
   1994                                       4,971/   17.1          5,705/    14.7          2,123/   11.6        110,761/  14.3
---------------------------------------------------------------------------------------------------------------------------------
Net Income (% of Sales)
  Latest 12 Months                           $2,036/    6.3%       $(1,654)/   (3.2)%      $ 1,636/    6.5%      $ 58,356/   6.5%
   1998                                       2,424/    7.5         (1,197)/   (2.5)         1,822/    7.7         58,469/   6.3
   1997                                       1,837/    6.1          1,326/     3.3          1,441/    6.7         50,264/   5.9
   1996                                       2,908/    9.2          2,739/     6.9          1,904/    9.4         43,062/   5.4
   1995                                       3,179/   10.1          3,574/     8.6          1,308/    7.3         43,757/   5.2
   1994                                       2,791/    9.6          3,479/     9.0          1,545/    8.4         36,619/   4.7
---------------------------------------------------------------------------------------------------------------------------------
Growth:
  (Most Recent Year/5 yr. CAGR)
  Sales                                        (0.9)/   0.4%          17.6/     5.5%           9.5/    6.6%           9.4/   4.6%
  Operating Income                            (13.2)/ (12.3)           N/A/     N/A           57.9/    8.3           13.6/   8.5
  Operating Cash Flow                          (8.4)/  (7.6)         (99.3)/  (99.3)          34.3/    7.0           14.4/   6.6
  Net Income                                  (16.0)/ (10.5)           N/A/     N/A           26.4/    4.2           16.3/  12.4
---------------------------------------------------------------------------------------------------------------------------------

                              PROJECT MICROWAVE                        EXHIBIT 6
                 COMPARISON TO SELECTED PUBLICLY HELD COMPANIES     PAGE 4 OF 10
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

 ---------------------------------
 BALANCE SHEET DATA
 ---------------------------------

                                                       CEM                                      O.I.
                                                    Corporation         Isco, Inc.          Corporation           Ametek, Inc.
 ----------------------------------------------------------------------------------------------------------------------------------

 Total Assets - Most Recent Date                      $28,556            $53,455              $19,631              $747,541
                              -1998                    28,298             49,617               18,829               699,825
                              -1997                    29,214             46,708               19,100               555,203
                              -1996                    27,584             46,704               19,186               537,915
 ----------------------------------------------------------------------------------------------------------------------------------
 Stockholders' Equity - Most Recent Date              $22,095            $42,028              $14,783              $196,128
                              -1998                    21,719             42,806               14,744               174,049
                              -1997                    23,480             42,480               15,284               159,047
                              -1996                    22,351             42,002               14,961               129,498
 ----------------------------------------------------------------------------------------------------------------------------------
 Return on Assets and
     Return on Common Equity                              ROA    ROCE        ROA     ROCE         ROA     ROCE         ROA     ROCE
                              -1998                       8.6%   11.2%      (2.4)%   (2.8)%       9.7%    12.4%        8.4%    33.6%
                              -1997                       6.3     7.8        2.8      3.1         7.5      9.4         9.1     31.6
                              -1996                      10.5    13.0        5.9      6.5         9.9     12.7         8.0     33.3
 ----------------------------------------------------------------------------------------------------------------------------------
 LIQUIDITY, LEVERAGE, AND COVERAGE RATIOS
   Current Ratio - Most Recent Date                       3.6x               3.5x                 2.6x                 1.1x
   Quick Ratio - Most Recent Date                         2.7                2.0                  1.7                  0.7

   LTD / SH Equity - Most Recent Date                    0.01x              0.10x                0.00x                 1.16x
   Third-Party Debt / SH Equity - Most Recent Date       0.06               0.13                 0.00                  1.66
   Total Liabilities / SH Equity - Most Recent Date      0.29               0.27                 0.33                  2.81

   LTD / OCF - Most Recent Date                          0.04x               N/Mx                0.00x                 1.58x
   Third Party Debt / OCF - Most Recent Date             0.31                N/M                 0.00                  2.28

   Interest Coverage - 1998                               N/Ax           #DIV/0!x                 N/Ax                  4.6x
   Fixed Charge Coverage - 1998                           N/A            #DIV/0!                  N/A                   4.6

   Avg. Capex / Avg. Sales                                3.8%              10.9%                 4.5%                  4.8%

 ----------------------------------------------------------------------------------------------------------------------------------
 CAPITAL STRUCTURE

     Short-Term Debt                                   $1,066     4.7%    $1,170      2.5%    $     0       0.0%   $ 99,418    20.4%
                                                    =========  ======   ========   ======     =======   =======    ========   =====

     Long-Term Debt                                      $173     0.8%    $4,238      9.2%    $     0       0.0%   $226,701    46.6%
                                                    ---------  ------   --------   ------     -------   -------    --------   -----

     Noncurrent Liabilities                               471     2.1          0      0.0         214       1.4      63,764    13.1
                                                    ---------  ------   --------   ------     -------   -------    --------   -----

     Stockholders' Equity
       Preferred Stock                                      0     0.0          0      0.0           0       0.0           0     0.0
       Common Stock                                    22,095    97.2     42,028     90.8      14,783      98.6     196,128    40.3
                                                    ---------  ------   --------   ------     -------   -------    --------   -----
         Total Stockholders' Equity                    22,095    97.2     42,028     90.8      14,783      98.6     196,128    40.3
                                                    ---------  ------   --------   ------     -------   -------    --------   -----

     Total Capitalization                             $22,739   100.0%   $46,266    100.0%    $14,997     100.0%   $486,593   100.0%
                                                    =========  ======   ========   ======     =======   =======    ========   =====

                                                                      EXHIBIT 6
                                                                   PAGE 5 OF 10


        ---------------------------------------------------------------
                               PROJECT MICROWAVE
                 COMPARISON TO SELECTED PUBLICLY HELD COMPANIES
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
        ---------------------------------------------------------------


Name of Company        CEM Corporation                 Mettler-Toledo International   Dionex Corporation       Varian, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Business Description   Develops, manufactures, sells,  Engaged in the manufacturing   Designs, manufactures,   Manufacturers
                       and services microwave-based    and marketing of weighing      markets and serves       scientific
                       instrumentation for testing,    instruments used in            chromatography systems,  instruments and
                       analysis and process control    laboratory, industrial and     sample preparation       vacuum technologies,
                       in analytical laboratory and    food retailing applications.   devices and products     serving life
                       industrial markets.                                            that are used by         science, health
                                                                                      chemists to isolate      care, chemical,
                                                                                      and quantify the         environmental, and
                                                                                      components of complex    industrial
                                                                                      chemical mixtures.       customers.
----------------------------------------------------------------------------------------------------------------------------------
Where Traded (Ticker)                NASD (CEMX)              NYSE (MTD)               NASD (DNEX)                NASD (VARI)
----------------------------------------------------------------------------------------------------------------------------------
Latest Annual Data                   June 30, 1999            December 31, 1998      June 30, 1999              December 31, 1998
Latest Quarterly Data                June 30, 1999            June 30, 1999          June 30, 1999              June 30, 1999
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
 MARKET VALUATION  (AS OF 10/27/99)
-------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Market Price per Share
   Current                                 $5.7500             $  30.1875             $45.7500                 $17.5625
   1999 Range                               5.5000 -- 10.1250     19.6250 -- 30.5000   32.0000 -- 51.0000        8.2500 -- 18.0625
   1998 Range                               5.5000 -- 10.1250     16.2500 -- 28.9375   18.7500 -- 39.6250           N/A -- N/A

----------------------------------------------------------------------------------------------------------------------------------
Total Shares Outstanding                     3,043                 38,443               22.200                   30.453
Total Market Value of Common Equity        $17,500             $1,160,509           $1,015,639                 $534,827
Total Market Value as a % of Book Value       79.2%               1,457.5%             1,060.9 %                  284.7 %
P/E Ratio - Latest Twelve Months Data          8.7x                  28.5x                35.7 x                   92.4 x
          - Based on Current Fiscal Year
            Estimate(*)                        8.7x                  22.7x                27.7 x                   19.7 x
          - Based on Next Fiscal Year
            Estimate(*)                        N/Ax                  19.1x                5.02 x                   1.01 x
Total Adj. Market Value                     $8,966             $1,498,592           $1,006.009                 $585,035
Total Adj. Market Value / L12M Sales          0.28x                  1.52x
Total Adj. MV / L12M Operating Income          3.4x                  16.9x                20.6 x                   26.5 x
Total Adj. MV / L12M Operating Cash
  Flow (**)                                    2.3x                  12.2x                19.1 x                   14.8 x
Total Adj. MV / (L12M OCF - 3 Yr. Avg.
  Capex)                                       3.2x                  15.4x                20.5 x                   28.3 x
----------------------------------------------------------------------------------------------------------------------------------

Footnotes:
  (*)  Based on the Institutional Brokers Estimate System (I/B/E/S).
  (**) Operating Cash Flow is defined as operating income plus depreciation and amortization.

                           PROJECT MICROWAVE                          EXHIBIT 6
           COMPARISON TO SELECTED PUBLICLY HELD COMPANIES PAGE          6 OF 10
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



-----------------------------------
INCOME STATEMENT DATA
-----------------------------------

                                                             Mettler-Toledo
                                   CEM Corporation            International     Dionex Corporation          Varian, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Sales
  Latest 12 Months                     $32,077               $984,737                 $172,940                $577,720
   1998                                 32,362                935,658                  150,513                 557,770
   1997                                 30,075                878,415                  142,053                 541,946
   1996                                 31,477                849,133                  133,004                 504,394
   1995                                 31,611                850,415                  120,024                 459,400
   1994                                 29,040                769,136                  109,526                 425,700
-----------------------------------------------------------------------------------------------------------------------------------
Gross Profit (% of Sales)
  Latest 12 Months                     $16,967/    52.9%     $438,176/    44.5%       $117,724/    68.1%      $215,427/      37.3%
   1998                                 17,332/    53.6       415,468/    44.4         103,123/    68.5        221,383/      39.7
   1997                                 16,594/    55.2       384,935/    43.8          98,595/    69.4        211,101/      39.0
   1996                                 18,381/    58.4       317,074/    37.3          91,598/    68.9        193,641/      38.4
   1995                                 18,270/    57.8       342,326/    40.3          81,596/    68.0            N/A/       N/A
   1994                                 17,041/    58.7       307,507/    40.0          74,374/    67.9            N/A/       N/A
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses (% of Sales)
  Latest 12 Months                     $14,320/    44.6%     $349,534/    35.5%       $ 68,786/    39.8%      $193,310/      33.5%
   1998                                 14,283/    44.1       332,098/    35.5          60,973/    40.5        182,219/      32.7
   1997                                 14,216/    47.3       344,129/    39.2          59,865/    42.1        184,299/      34.0
   1996                                 14,245/    45.3       413,586/    48.7          57,817/    43.5        182,194/      36.1
   1995                                 13,791/    43.6       305,634/    35.9          53,901/    44.9            N/A/       N/A
   1994                                 12,991/    44.7       279,409/    36.3          49,472/    45.2            N/A/       N/A
-----------------------------------------------------------------------------------------------------------------------------------
Operating Income (% of Sales)
  Latest 12 Months                      $2,647/     8.3%     $ 88,642/     9.0%       $ 48,938/    28.3%       $22,117/       3.8%
   1998                                  3,049/     9.4        83,370/     8.9          42,150/    28.0         39,164/       7.0
   1997                                  2,378/     7.9        40,806/     4.6          38,730/    27.3         26,802/       4.9
   1996                                  4,136/    13.1       (96,512)/  (11.4)         33,781/    25.4         11,447/       2.3
   1995                                  4,479/    14.2        36,692/     4.3          27,695/    23.1            N/A/       N/A
   1994                                  4,050/    13.9        28,098/     3.7          24,902/    22.7            N/A/       N/A
-----------------------------------------------------------------------------------------------------------------------------------
Operating Cash Flow (% of Sales)
  Latest 12 Months                      $3,946/    12.3%     $123,212/    12.5%       $ 52,669/    30.5%       $39,658/       6.9%
   1998                                  4,310/    13.3       115,596/    12.4          44,693/    29.7         56,705/      10.2
   1997                                  3,494/    11.6        72,641/     8.3          41,314/    29.1         46,251/       8.5
   1996                                  5,188/    16.5       (65,859)/   (7.8)         36,647/    27.6         27,422/       5.4
   1995                                  5,406/    17.1        70,055/     8.2          30,310/    25.3            N/A/       N/A
   1994                                  4,971/    17.1        28,098/     3.7          27,397/    25.0            N/A/       N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net Income (% of Sales)
  Latest 12 Months                      $2,036/     6.3%     $ 40,922/     4.2%       $ 35,417/    20.5%       $16,847/       2.9%
   1998                                  2,424/     7.5        37,625/     4.0          28,650/    19.0         23,428/       4.2
   1997                                  1,837/     6.1       (23,909)/   (2.7)         26,227/    18.5         14,205/       2.6
   1996                                  2,908/     9.2      (144,585)/  (17.0)         23,963/    18.0          6,170/       1.2
   1995                                  3,179/    10.1        18,254/     2.1          21,942/    18.3          2,000/       0.4
   1994                                  2,791/     9.6        13,484/     1.8          17,042/    15.6         10,300/       2.4
-----------------------------------------------------------------------------------------------------------------------------------
Growth:
  (Most Recent Year / 5 yr. CAGR)
  Sales                                   (0.9)/    0.4%          6.5/     5.0%           14.9/     9.6%           2.9/       7.0%
  Operating Income                       (13.2)/  (12.3)        104.3/    31.2            16.1/    15.3           46.1/       N/A
  Operating Cash Flow                     (8.4)/   (7.6)         59.1/    42.4            17.8/    14.8           22.6/       N/A
  Net Income                             (16.0)/  (10.5)          N/A/    29.2            23.6/    12.7           64.9/      22.8
-----------------------------------------------------------------------------------------------------------------------------------

                                                         PROJECT MICROWAVE                                               EXHIBIT 6
                                       COMPARISON TO SELECTED PUBLICLY HELD COMPANIES                                 PAGE 7 OF 10
                                           ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

-----------------------------------
BALANCE SHEET DATA
-----------------------------------

                                                    CEM           Mettler-Toledo                                 Varian,.
                                                Corporation       International          Dionex Corporation        Inc
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets - Most Recent Date                  $28,556            $806,892                 $ 146,674           $424,945
                             -1998                28,298             820,441                   107,259            404,099
                             -1997                29,214             749,313                   118,163            357,906
                             -1996                27,584             771,888                   113,186            301,000
-----------------------------------------------------------------------------------------------------------------------------------
Stockholders' Equity - Most Recent Date          $22,095            $ 79,625                 $  95,738           $187,866
                             -1998                21,719              53,835                    70,689            243,467
                             -1997                23,480              25,399                    84,163            203,296
                             -1996                22,351              12,426                    82,204               N/A
-----------------------------------------------------------------------------------------------------------------------------------
Return on Assets and
    Return on Common Equity                         ROA      ROCE       ROA        ROCE           ROA      ROCE        ROA    ROCE
                             -1998                   8.6%    11.2%       4.6%       69.9%         26.7%    40.5%      5.8 %    9.6%
                             -1997                   6.3      7.8       (3.2)      (94.1)         22.2     31.2       4.0      7.0
                             -1996                  10.5     13.0      (18.7)   (1,163.6)         21.2     29.2       2.0      N/M
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY, LEVERAGE, AND COVERAGE RATIOS
  Current Ratio - Most Recent Date                   3.6x                1.2x                      1.8x               1.6 x
  Quick Ratio - Most Recent Date                     2.7                 0.8                       1.5                1.2

  LTD/SH Equity - Most Recent Date                  0.01x                3.81x                    0.01x              0.26 x
  Third-Party Debt/SH Equity - Most Recent Date     0.06                 4.41                     0.02               0.39
  Total Liabilities/SH Equity - Most Recent Date    0.29                 9.13                     0.53               1.26

  LTD/OCF - Most Recent Date                        0.04x                2.46x                    0.02x              1.25 x
  Third Party Debt/OCF - Most Recent Date           0.31                 2.85                     0.03               1.86

  Interest Coverage - 1998                           N/Ax                3.6x                       N/Ax              N/A x
  Fixed Charge Coverage - 1998                       N/A                 3.6                        N/A               N/A

  Avg. Capex/Avg. Sales                             3.8%                 2.9%                      2.6%               3.5%

-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STRUCTURE

    Short-Term Debt                              $ 1,066      4.7%  $ 48,051         9.5%    $     796      0.8% $ 24,050      9.6%
                                                 =======   ======   ========   =========     =========   ======  ========    =====

    Long-Term Debt                               $   173      0.8%  $303,435        59.7%    $     990      0.9% $ 49,517     19.8%
                                                 -------   ------   --------   ---------     ---------   ------  --------    -----

    Noncurrent Liabilities                           471      2.1    124,985        24.6     $   8,506      8.1    12,365      5.0
                                                 -------   ------   --------   ---------     ---------   ------  --------    -----

    Stockholders' Equity
      Preferred Stock                                  0      0.0          0         0.0             0      0.0         0      0.0
      Common Stock                                22,095     97.2     79,625        15.7        95,738     91.0   187,866     75.2
                                                 -------   ------   --------   ---------     ---------   ------  --------    -----
        Total Stockholders' Equity                22,095     97.2     79,625        15.7        95,738     91.0   187,866     75.2
                                                 -------   ------   --------   ---------     ---------   ------  --------    -----

    Total Capitalization                         $22,739    100.0%  $508,045       100.0%    $ 105,234    100.0% $249,748    100.0%
                                                 =======   ======   ========   =========     =========   ======  ========    =====

                                                                      EXHIBIT 6
                                                                   PAGE 8 OF 10

         ------------------------------------------------------------
                               PROJECT MICROWAVE
                 COMPARISON TO SELECTED PUBLICLY HELD COMPANIES
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
         ------------------------------------------------------------


Name of Company                                             CEM Corporation                        Thermoquest Corporation
----------------------------------------------------------------------------------------------------------------------------------
Business Description                                        Develops, manufacturers, sells and     Develops and distributes mass
                                                            services microwave-based               spectrometers, liquid
                                                            instrumentation for testing,           chromatographs & gas
                                                            analysis and process control in        chromatographs used primarily in
                                                            analytical laboratory and industrial   analyzing chemical compounds at
                                                            markets.                               ultratrace levels.

-----------------------------------------------------------------------------------------------------------------------------------
Where Traded (Ticker)                                       NASD (CEMX)                            AMSE (TMQ)
----------------------------------------------------------------------------------------------------------------------------------
Latest Annual Data                                          June 30, 1999                          December 31, 1998
Latest Quarterly Data                                       June 30, 1999                          June 30, 1999
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
MARKET VALUATION  (as of 10/27/99)
----------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

Market Price per Share
   Current                                                    $5.7500                               10.3750
   1999 Range                                                  5.5000 -      10.1250                 9.8750 -          14.5000
   1998 Range                                                  5.5000 -      10.1250                 6.4375 -          19.9531

----------------------------------------------------------------------------------------------------------------------------------
Total Shares Outstanding                                        3,043                                50,573
Total Market Value of Common Equity                           $17,500                              $524,696
Total Market Value as a % of Book Value                          79.2%                                124.6%
P/E Ratio - Latest Twelve Months Data                             8.7x                                 13.5x
          - Based on Current Fiscal Year Estimate (*)             8.7x                                 12.2x
          - Based on Next Fiscal Year Estimate (*)                N/Ax                                  N/Ax
Total Adj. Market Value                                        $8,966                              $451,648
Total Adj. Market Value / L12M Sales                             0.28x                                 1.02x
Total Adj. MV / L12M Operating Income                             3.4x                                  6.5x
Total Adj. MV / L12M Operating Cash Flow (**)                     2.3x                                  5.3x
Total Adj. MV / (L12M OCF - 3 Yr. Avg. Capex)                     3.2x                                  5.7x
----------------------------------------------------------------------------------------------------------------------------------

Footnotes:
         (*) Based on the Institutional Brokers Estimate System (I/B/E/S). (**) Operating Cash Flow is defined as operating income plus depreciation and amortization.

                                                                      EXHIBIT 6
                                                                   PAGE 9 OF 10

         ------------------------------------------------------------
                               PROJECT MICROWAVE
                 COMPARISON TO SELECTED PUBLICLY HELD COMPANIES
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
         ------------------------------------------------------------


-------------------------
INCOME STATEMENT DATA
-------------------------

                                                        CEM Corporation                           Thermoquest Corporation
----------------------------------------------------------------------------------------------------------------------------------
Sales
  Latest 12 Months                                        $32,077                                 $440,915
   1998                                                    32,362                                  433,684
   1997                                                    30,075                                  438,863
   1996                                                    31,477                                  313,793
   1995                                                    31,611                                  241,909
   1994                                                    29,040                                  223,396
----------------------------------------------------------------------------------------------------------------------------------
Gross Profit (% of Sales)
  Latest 12 Months                                        $16,967/               52.9%            $209,676/              47.6%
   1998                                                    17,332/               53.6              208,327/              48.0
   1997                                                    16,594/               55.2              208,903/              47.6
   1996                                                    18,381/               58.4              146,355/              46.6
   1995                                                    18,270/               57.8              121,185/              50.1
   1994                                                    17,041/               58.7              110,799/              49.6
----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses (% of Sales)
  Latest 12 Months                                        $14,320/               44.6 %            $139,923/             31.7%
   1998                                                    14,283/               44.1               138,909/             32.0
   1997                                                    14,216/               47.3               135,922/             31.0
   1996                                                    14,245/               45.3                99,192/             31.6
   1995                                                    13,791/               43.6                84,010/             34.7
   1994                                                    12,991/               44.7                77,317/             34.6
----------------------------------------------------------------------------------------------------------------------------------
Operating Income (% of Sales)
  Latest 12 Months                                         $2,647/                8.3%              $69,753/             15.8%
   1998                                                     3,049/                9.4                69,418/             16.0
   1997                                                     2,378/                7.9                72,981/             16.6
   1996                                                     4,136/               13.1                47,163/             15.0
   1995                                                     4,479/               14.2                37,175/             15.4
   1994                                                     4,050/               13.9                33,482/             15.0
----------------------------------------------------------------------------------------------------------------------------------
Operating Cash Flow (% of Sales)
  Latest 12 Months                                         $3,946/               12.3%              $84,627/             19.2%
   1998                                                     4,310/               13.3                84,426/             19.5
   1997                                                     3,494/               11.6                87,266/             19.9
   1996                                                     5,188/               16.5                56,766/             18.1
   1995                                                     5,406/               17.1                45,572/             18.8
   1994                                                     4,971/               17.1                41,872/             18.7
----------------------------------------------------------------------------------------------------------------------------------
Net Income (% of Sales)
  Latest 12 Months                                         $2,036/                6.3%              $44,012/             10.0%
   1998                                                     2,424/                7.5                43,410/             10.0
   1997                                                     1,837/                6.1                41,805/              9.5
   1996                                                     2,908/                9.2                28,023/              8.9
   1995                                                     3,179/               10.1                21,002/              8.7
   1994                                                     2,791/                9.6                18,526/              8.3
----------------------------------------------------------------------------------------------------------------------------------
Growth:
   (Most Recent Full Fiscal Year / 5 yr. CAGR)
  Sales                                                       7.6/               2.7%                 (1.2)/             18.0%
  Operating Income                                           28.2/              (6.9)                 (4.9)/             20.0
  Operating Cash Flow                                        23.4/              (3.5)                 (3.3)/             19.2
  Net Income                                                 32.0/              (3.5)                  3.8 /             23.7
----------------------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT 6
                                                                  PAGE 10 OF 10

         ------------------------------------------------------------
                               PROJECT MICROWAVE
                 COMPARISON TO SELECTED PUBLICLY HELD COMPANIES
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
         ------------------------------------------------------------


---------------------------
BALANCE SHEET DATA
---------------------------


                                                                            CEM Corporation                Thermoquest Corporation
----------------------------------------------------------------------------------------------------------------------------------
Total Assets - Most Recent Date                                             $28,556                        $624,986
                             -1998                                           28,298                         643,242
                             -1997                                           29,214                         595,626
                             -1996                                           27,584                         535,070
----------------------------------------------------------------------------------------------------------------------------------
Stockholders' Equity - Most Recent Date                                     $22,095                        $421,045
                             -1998                                           21,719                         417,001
                             -1997                                           23,480                         370,779
                             -1996                                           22,351                         303,014
----------------------------------------------------------------------------------------------------------------------------------
Return on Assets and
    Return on Common Equity                                                 ROA          ROCE                ROA          ROCE
                             -1998                                              8.6%        11.2%                6.7%        10.4%
                             -1997                                              6.3          7.8                 7.0         11.3
                             -1996                                             10.5         13.0                 5.2          9.2
----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY, LEVERAGE, AND COVERAGE RATIOS
----------------------------------------
    Current Ratio - Most Recent Date                                            3.6x                             3.0x
    Quick Ratio - Most Recent Date                                              2.7                              2.4

    LTD / SH Equity - Most Recent Date                                         0.01x                            0.16x
    Third-Party Debt / SH Equity - Most Recent Date                            0.06                             0.17
    Total Liabilities / SH Equity - Most Recent Date                           0.29                             0.48

    LTD / OCF - Most Recent Date                                               0.04x                            0.80x
    Third Party Debt / OCF - Most Recent Date                                  0.31                             0.86

    Interest Coverage - 1998                                                    N/Ax                            11.4x
    Fixed Charge Coverage - 1998                                                N/A                             11.4

    Avg. Capex / Avg. Sales                                                     3.8%                             1.4%

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STRUCTURE
-----------------
    Short-Term Debt                                                          $1,066           4.7%            $5,025          1.0%
                                                                       ============     =========        ===========      =======

    Long-Term Debt                                                             $173           0.8%           $67,781         13.1%
                                                                       ------------     ---------        -----------      -------

    Noncurrent Liabilities                                                      471           2.1             29,101          5.6
                                                                       ------------     ---------       ------------      -------

    Stockholders' Equity
      Preferred Stock                                                             0           0.0                  0          0.0
      Common Stock                                                           22,095          97.2            421,045         81.3
                                                                       ------------     ---------       ------------      -------
        Total Stockholders' Equity                                           22,095          97.2            421,045         81.3
                                                                       ------------     ---------       ------------      -------

    Total Capitalization                                                    $22,739         100.0%          $517,927        100.0%
                                                                       ============     =========       ============      =======

----------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT 7
                                                                     PAGE 1 OF 6

                               PROJECT MICROWAVE
            SUMMARY OF ANALYSIS OF SELECTED MERGERS AND ACQUISITIONS
                                ($ IN THOUSANDS)



                                                                                      Comparable Target Companies(*)
                                                                         --------------------------------------------------------
                                                 CEM                      Median                               Range
                                               -------                   --------                 -------------------------------

Size Prior to Acquisition
-------------------------
    Sales                                      $32,077                   $113,057                 $39,200      --        $578,262
    Operating Income                             2,647                     10,727                  (4,660)     --          41,103
    Operating Cash Flow                          3,946                     17,781                  (2,707)                 56,487
    Net Income                                   2,036                      7,929                   2,309      --          30,566
    Total Assets                                28,556                     94,258                  43,881      --         329,341
    Total Stockholders' Equity                  22,095                     58,083                  29,028      --         138,744

Three-Year Growth
-----------------
    Sales                                          1.4%                       7.2%                   (7.2)%    --            17.6%
    Operating Income                             (14.1)                       0.9                   (36.1)     --            20.8
    Net Income                                    (8.7)                      (6.4)                  (10.1)     --            21.5

Year-to-Year Interim Growth
---------------------------
    Sales                                         (0.9)%                      4.3%                  (26.9)%    --            41.0%
    Operating Income                             (13.2)                       7.2                   (59.4)     --            30.4
    Net Income                                   (16.0)                       8.5                   (25.2)     --            35.4

Operating Income Margin
-----------------------
    Three-Year Average                            10.2%                      11.0%                    4.6%     --            16.9%
     One Year Prior to Acq.                        9.4                       10.2                    (4.3)     --            18.4
     Two Years Prior                               7.9                       12.6                     8.1      --            15.2
     Three Years Prior                            13.1                       12.4                     7.2      --            21.5

Net Income Margin
-----------------
    Three-Year Average                             7.6%                       8.5%                    3.9%     --            12.3%
     One Year Prior to Acq.                        7.5                        7.1                     2.9      --            14.7
     Two Years Prior                               6.1                        8.7                     4.6      --            10.3
     Three Years Prior                             9.2                        9.8                     4.2      --            12.2

Return on Assets (After-Tax)
----------------------------
    Three-Year Average                             8.5%                      14.5%                    8.1%     --            12.4%
     One Year Prior to Acq.                        8.6                        8.5                     3.4      --            13.7
     Two Years Prior                               6.3                        8.1                     5.6      --            12.5
     Three Years Prior                            10.5                       11.4                    11.3      --             8.1

Return on Equity (After-Tax)
----------------------------
    Three-Year Average                            10.8%                      14.5%                   12.8%     --            20.5%
     One Year Prior to Acq.                       11.2                       12.8                     6.7      --            39.0
     Two Years Prior                               8.2                       11.6                     9.4      --            21.9
     Three Years Prior                            13.0                        8.1                    14.8      --             8.1

Balance Sheet Data
------------------
Current Ratio                                      3.6x                       2.5x                    1.9x     --             6.2x
Quick Ratio                                        2.7                        1.6                     1.2      --             5.4
Long-Term Debt to Stockholders' Equity             0.8%                       9.2%                    0.0%     --            63.3%
Total Liabilities to Stockholders' Equity          0.3x                       0.8x                    0.2x     --             1.4x
Cash Flow to Cur. Mat.                             3.7                       18.8                    (1.0)     --           294.5

Acquisition Data
----------------
    Total Value of Common Equity                   N/A                   $151,663                 $39,500      --        $425,000
    Premium over Common Stock Price                N/A                        N/A%                    N/A%     --             N/A%
    Premium over Common Book Value                 N/A                      188.4                    23.9      --           598.1
    Price / L12M Net Income                        N/A                       15.8x                   10.2x     --            99.8x
    Adjusted Market Value                          N/A                   $160,003                 $38,500      --        $425,000
    Adj. MV / L12M Sales                           N/A                        1.5x                    0.7x     --             2.7x
    Adj. MV / L12M Operating Income                N/A                       10.0                     6.0      --            32.5
    Adj. MV / L12M Operating Cash Flow             N/A                        7.5                     5.1      --            19.3

Footnote:

(1)   The comparable target companies utilized in calculation of median include:
      Hach Company, PE Instruments Division, Instron Corp., Gelman Sciences, Inc., the Petroleum Analyzers Division of Varlen Instruments, Orion Research, Inc., Packard Bioscience Corp., Micrion Corp. and Industrial Scientific, Inc.

                                PROJECT MICROWAVE                     EXHIBIT 7
                 ANALYSIS OF SELECTED MERGERS AND ACQUISITIONS      PAGE 2 OF 6
                                ($ IN THOUSANDS)



Company Description   CEM                                   PE Instruments                      Hach Co.
                      ------------------------------------  ----------------------------------  ------------------------------------
                      Develops, manufactures, sells, and    Develops, manufactures and          Designs, manufactures, markets,
                      services microwave-based              markets analytical instruments for  and services laboratory
                      instrumentation for testing,          a wide range of industries. The     instruments, process analyzers, test
                      analysis and process control in       acquisition was treated as a        kits and their associated
                      analytical laboratory and industrial  purchase transaction.               consumables. The transaction was
                      markets.                                                                  treated as a pooling of interests.


Acquisition Data
----------------
    Total Value of Common Equity                   N/A                       $425,000                       $341,761
    Premium over Common Stock Price                N/A                            N/M%                           N/M%
    Premium over Common Book Value                 N/A                          206.3%                         598.1%
    Price / L12M Net Income                        N/A                           13.9x                          37.0x
    Adjusted Market Value                          N/A                       $425,000                       $366,508
    Adj. MV / L12M Sales                           N/A                           0.73x                          2.67x
    Adj. MV / L12M Operating Income                N/A                          10.34x                         21.22x
    Adj. MV / L12M Operating Cash Flow             N/A                           7.52x                         15.18x

Acquiring Company                                                           EG&G Inc.                  Danaher Corp.

Completion Date                                                          May 28, 1999                  July 14, 1999

Size Prior to Acquisition
-------------------------
    Total Assets                               $28,556                       $329,341                       $102,144
    Total Stockholders' Equity                  22,095                        138,744                         48,958
    Sales                                       32,077                        578,262                        137,023
    Operating Income                             2,647                         41,103                         17,274
    Operating Cash Flow                          3,946                         56,487                         24,151
    Net Income                                   2,036                         30,566                          9,240

Year-to-Date / Three-Year Growth
--------------------------------
    Sales                                         (0.9)/  1.4%                   (1.9)/N/A%                      9.5/  5.9%
    Operating Income                             (13.2)/(14.1)                   (5.8)/N/A                       7.2/  0.9
    Net Income                                   (16.0)/ (8.7)                  (23.2)/N/A                       1.6/(10.1)

Operating Income Margin
-----------------------
    Three-Year Average                            10.2%                           N/A%                          13.6%
     One Year Prior to Acq.                        9.4                            7.4                           12.7
     Two Years Prior                               7.9                            N/A                           14.2
     Three Years Prior                            13.1                            N/A                           14.0

Net Income Margin
-----------------
    Three-Year Average                             7.6%                           N/A%                           9.1%
     One Year Prior to Acq.                        7.5                            6.8                            7.1
     Two Years Prior                               6.1                            N/A                           10.3
     Three Years Prior                             9.2                            N/A                            9.8

After-Tax Return on Common Equity
---------------------------------
    Three-Year Average                            10.8%                           N/A%                           N/A%
     One Year Prior to Acq.                       11.2                           39.0                            9.8
     Two Years Prior                               8.2                            N/A                           14.0
     Three Years Prior                            13.0                            N/A                            N/A

After-Tax Return on Assets
--------------------------
    Three-Year Average                             8.5%                           N/A%                           N/A%
     One Year Prior to Acq.                        8.6                           12.2                            8.9
     Two Years Prior                               6.3                            N/A                           11.8
     Three Years Prior                            10.5                            N/A                            N/A

Balance Sheet Data - Most Recent
--------------------------------
    Current / Quick Ratios                         3.6/2.7x                       2.0/1.2x                       3.6/2.5x
    Long-Term Debt to SE                               0.8%                           0.0%                          63.3%
    Total Liabilities to SE                            0.3x                           1.4x                           1.1x
    Interest Coverage                                  N/Ax                           N/Mx                           8.8x
    Oper. Cash Flow to Cur. Mat. /
         Total Third-Party Debt                    3.7/3.2x                       N/M/N/Mx                     294.5/0.8x

                               PROJECT MICROWAVE                       EXHIBIT 7

                 ANALYSIS OF SELECTED MERGERS AND ACQUISITIONS       PAGE 3 OF 6
                               ($ IN THOUSANDS)




Company Description    CEM                                    Instron                             Gelman Sciences
-------------------    --------------------------------       --------------------------------    --------------------------------
                       Develops, manufactures, sells, and     Designs, manufactures, markets,     Designs, manufactures and
                       services microwave-based               and services materials testing      markets a broad line of specialty
                       instrumentation for testing,           systems. The company was taken      microfiltration products for the
                       analysis and process control in        private.                            separation and purification of
                       analytical laboratory and industrial                                       liquids and gases. The transaction
                       markets.                                                                   was treated as a pooling of
                                                                                                  interests.


Acquisition Data
----------------
    Total Value of Common Equity             N/A                                 $151,663                      $233,357
    Premium over Common Stock Price          N/A                                      N/M%                        (14.6)%
    Premium over Common Book Value           N/A                                     84.5%                        270.1%
    Price / L12M Net Income                  N/A                                     16.5x                         99.8x
    Adjusted Market Value                    N/A                                 $160,003                      $232,538
    Adj. MV / L12M Sales                     N/A                                     0.75x                         2.06x
    Adj. MV / L12M Operating Income          N/A                                    10.67x                        32.50x
    Adj. MV / L12M Operating Cash Flow       N/A                                     6.94x                        19.33x

Acquiring Company                                             Kirtland Capital/Management              Pall Corporation

Completion Date                                                        September 29, 1999                February, 1997

Size Prior to Acquisition
-------------------------
    Total Assets                         $28,556                                 $152,591                      $ 86,372
    Stockholders' Equity                  22,095                                   82,190                        63,051
    Sales                                 32,077                                  212,404                       113,057
    Operating Income                       2,647                                   15,001                         7,156
    Operating Cash Flow                    3,946                                   23,070                        12,028
    Net Income                             2,036                                    9,197                         2,338

Year-to-Date / Three-Year Growth
--------------------------------
    Sales                                   (0.9)/  1.4%                             41.0/  9.3%                    3.7/  8.6%
    Operating Income                       (13.2)/(14.1)                              7.3/ 15.5                   (59.4)/(1.4)
    Net Income                             (16.0)/ (8.7)                            (25.2)/(8.5)                    N/M/ 20.2

Operating Income Margin
-----------------------
    Three-Year Average                      10.2%                                     7.7%                          9.3%
     One Year Prior to Acq.                  9.4                                      8.0                           7.9
     Two Years Prior                         7.9                                      8.1                          10.5
     Three Years Prior                      13.1                                      7.2                           9.5

Net Income Margin
-----------------
    Three-Year Average                       7.6%                                     3.9%                          6.0%
     One Year Prior to Acq.                  7.5                                      2.9                           6.4
     Two Years Prior                         6.1                                      4.6                           6.4
     Three Years Prior                       9.2                                      4.2                           5.2

After-Tax Return on Common Equity
---------------------------------
    Three-Year Average                      10.8%                                     N/A%                          N/A%
     One Year Prior to Acq.                 11.2                                      6.7                          11.0
     Two Years Prior                         8.2                                     10.8                          11.3
     Three Years Prior                      13.0                                      N/A                           N/A

After-Tax Return on Assets
--------------------------
    Three-Year Average                       8.5%                                     N/A%                          N/A%
     One Year Prior to Acq.                  8.6                                      3.4                           8.1
     Two Years Prior                         6.3                                      6.0                           8.1
     Three Years Prior                      10.5                                      N/A                           N/A

Balance Sheet Data - Most Recent
--------------------------------
    Current / Quick Ratios                   3.6/2.7x                                 1.9/ 1.2x                     4.1/ 3.2x
    Long-Term Debt to SE                         0.8%                                      8.1%                         12.4%
    Total Liabilities to SE                      0.3x                                      0.9x                          0.4x
    Interest Coverage                            N/Ax                                     30.4x                          0.1x
    Oper. Cash Flow to Cur. Mat. /
         Total Third-Party Debt              3.7/3.2x                                 2.3/ 1.4x                    75.6/ 1.5x


                              PROJECT MICROWAVE                        EXHIBIT 7
                 ANALYSIS OF SELECTED MERGERS AND ACQUISITIONS       PAGE 4 OF 6
                              ($ IN THOUSANDS)



Company Description    CEM                                   Petroleum Analyzers Division        Orion Research, Inc.
-------------------    ------------------------------------  ----------------------------------  ----------------------------------
                       Develops, manufactures, sells, and    Part of Varlen Corp.'s Instruments  Manufactures electrochemistry
                       services microwave-based              Division. Designs, manufactures     systems that are used primarily in
                       instrumentation for testing           and markets analytical instruments  the environmental, food, beverage,
                       analysis and process control in       used in petroleum refineries, and   chemical, biomedical research and
                       analytical laboratory and industrial  by transporters and end-users of    pharmaceutical industries.
                       markets.                              petroleum products.



Acquisition Data
----------------
    Total Value of Common Equity                N/A                      $39,500                                 $65,797
    Premium over Common Stock Price             N/A                          N/M%                                    N/M%
    Premium over Common Book Value              N/A                          N/A%                                   23.9%
    Price / L12M Net Income                     N/A                          N/Mx                                   10.2x
    Adjusted Market Value                       N/A                      $38,500                                 $64,180
    Adj. MV / L12M Sales                        N/A                         0.98x                                   1.21x
    Adj. MV / L12M Operating Income             N/A                         9.63x                                   5.98x
    Adj. MV / L12M Operating Cash Flow          N/A                          N/Ax                                   5.14x

Acquiring Company                                               Roper Industries              Thermedics Detection, Inc.

Completion Date                                                    June 21, 1999                             May 6, 1998

Size Prior to Acquisition
-------------------------
    Total Assets                            $28,556                          N/A                                 $61,570
    Stockholders' Equity                     22,095                          N/A                                  53,114
    Sales                                    32,077                       39,200                                  53,054
    Operating Income                          2,647                        4,000                                  10,727
    Operating Cash Flow                       3,946                          N/A                                  12,492
    Net Income                                2,036                          N/A                                   6,436

Year-to-Date / Three-Year Growth
--------------------------------
    Sales                                      (0.9)/  1.4%                  3.4/  (7.2)%                            4.3/ 4.8%
    Operating Income                          (13.2)/(14.1)                (14.9)/(36.1)                            30.4/(3.8)
    Net Income                                (16.0)/ (8.7)                  N/M/N/A                                30.4/(6.4)

Operating Income Margin
    Three-Year Average                         10.2%                        14.7%                                   16.9%
     One Year Prior to Acq.                     9.4                         10.2                                    16.2
     Two Years Prior                            7.9                         12.4                                    15.2
     Three Years Prior                         13.1                         21.5                                    19.2

Net Income Margin
-----------------
    Three-Year Average                          7.6%                         N/A%                                   10.4%
     One Year Prior to Acq.                     7.5                          N/A                                     9.7
     Two Years Prior                            6.1                          N/A                                     9.3
     Three Years Prior                          9.2                          N/A                                    12.2

After-Tax Return on Common Equity
---------------------------------
    Three-Year Average                         10.8%                         N/A%                                    N/A%
     One Year Prior to Acq.                    11.2                          N/A                                     N/A
     Two Years Prior                            8.2                          N/A                                     N/A
     Three Years Prior                         13.0                          N/A                                     N/A

After-Tax Return on Assets
--------------------------
    Three-Year Average                          8.5%                         N/A%                                   12.4%
     One Year Prior to Acq.                     8.6                          N/A                                     7.9
     Two Years Prior                            6.3                          N/A                                     7.0
     Three Years Prior                         10.5                          N/A                                    22.4

Balance Sheet Data - Most Recent
--------------------------------
    Current / Quick Ratios                      3.6/2.7x                     N/A/N/Ax                                2.1/1.3x
    Long-Term Debt to SE                            0.8%                         N/M%                                    0.0%
    Total Liabilities to SE                         0.3x                         N/Mx                                    0.2x
    Interest Coverage                               N/Ax                         N/Mx                                    N/Mx
    Oper. Cash Flow to Cur. Mat. /
         Total Third-Party Debt                 3.7/3.2x                     N/M/N/Mx                                N/M/N/Mx

                                PROJECT MICROWAVE                      EXHIBIT 7
                  ANALYSIS OF SELECTED MERGERS AND ACQUISITIONS      PAGE 5 OF 6
                                ($ IN THOUSANDS)



Company Description   CEM                                   Packard Bioscience Co.              Micrion Corp.
-------------------   ------------------------------------  ---------------------------------   ------------------------------------
                      Develops, manufactures, sells,        Develops, manufactures and          Manufactures and markets focused-
                      and services microwave-based          markets analytical instruments      ion-beam (FIB) systems that are
                      instrumentation for testing,          for use in the life sciences and    used in the design, fabrication and
                      analysis and process control in       nuclear instrumentation industries. testing of semiconductor
                      analytical laboratory and industrial  The company was recapitalized.      integrated circuits (ICs) and other
                      markets.                                                                  high technology devices.



Acquisition Data
----------------
    Total Value of Common Equity                N/A                         $297,800                           $68,501
    Premium over Common Stock Price             N/A                              N/M%                              N/M%
    Premium over Common Book Value              N/A                            269.5%                            136.0%
    Price / L12M Net Income                     N/A                             15.1x                             29.7x
    Adjusted Market Value                       N/A                         $279,466                           $73,842
    Adj. MV / L12M Sales                        N/A                             1.52x                             1.46x
    Adj. MV / L12M Operating Income             N/A                             8.85x                              N/Mx
    Adj. MV / L12M Operating Cash Flow          N/A                             7.61x                              N/Mx

Acquiring Company                                                Stonington Partners                               FEI

Completion Date                                                        March 4, 1997                   August 16, 1999

Size Prior to Acquisition
-------------------------
    Total Assets                            $28,556                         $137,925                           $52,258
    Stockholders' Equity                     22,095                           80,593                            29,028
    Sales                                    32,077                          184,018                            50,688
    Operating Income                          2,647                           31,579                            (4,660)
    Operating Cash Flow                       3,946                           36,714                            (2,707)
    Net Income                                2,036                           19,778                             2,309

Year-to-Date / Three-Year Growth
--------------------------------
    Sales                                      (0.9)/  1.4%                      8.8/ 3.9%                       (26.9)/17.6%
    Operating Income                          (13.2)/(14.1)                     27.6/20.8                          N/M/  N/M
    Net Income                                (16.0)/ (8.7)                     35.4/ 7.0                          N/M/ (9.5)

Operating Income Margin
-----------------------
    Three-Year Average                         10.2%                            12.8%                              4.6%
     One Year Prior to Acq.                     9.4                             14.6                              (4.3)
     Two Years Prior                            7.9                             12.9                               8.9
     Three Years Prior                         13.1                             10.8                               9.1

Net Income Margin
-----------------
    Three-Year Average                          7.6%                             8.5%                              8.1%
     One Year Prior to Acq.                     7.5                              8.6                               7.0
     Two Years Prior                            6.1                              8.7                               5.4
     Three Years Prior                          9.2                              8.1                              11.9

After-Tax Return on Common Equity
---------------------------------
    Three-Year Average                         10.8%                            20.5%                             12.8%
     One Year Prior to Acq.                    11.2                             20.2                              12.8
     Two Years Prior                            8.2                             21.9                               9.4
     Three Years Prior                         13.0                             19.4                              16.0

After-Tax Return on Assets
--------------------------
    Three-Year Average                          8.5%                            12.0%                              8.1%
     One Year Prior to Acq.                     8.6                             12.1                               7.4
     Two Years Prior                            6.3                             12.5                               5.6
     Three Years Prior                         10.5                             11.3                              11.3

Balance Sheet Data - Most Recent
--------------------------------
    Current / Quick Ratios                      3.6/2.7x                         2.2/  1.8x                        2.8/  1.5x
    Long-Term Debt to SE                             0.8%                              2.5%                             18.4%
    Total Liabilities to SE                          0.3x                              0.7x                              0.8x
    Interest Coverage                                N/Ax                            267.3x                              N/Mx
    Oper. Cash Flow to Cur. Mat. /
         Total Third-Party Debt                 3.7/3.2x                         8.4/ 12.8x                       (1.0)/ N/Mx

                              PROJECT MICROWAVE                        EXHIBIT 7
                  ANALYSIS OF SELECTED MERGERS AND ACQUISITIONS      PAGE 6 OF 6
                              ($ IN THOUSANDS)


Company Description                       CEM                                             Industrial Scientific
-------------------                       ------------------------------------            -----------------------------------
                                          Develops, manufactures, sells, and              Designs, manufactures, markets,
                                          services microwave-based                        and services instruments for
                                          instrumentation for testing,                    detecting, measuring and
                                          analysis and process control in                 monitoring a wide variety of gases.
                                          analytical laboratory and industrial            The company was taken private.
                                          markets.


Acquisition Data
----------------
    Total Value of Common Equity                     N/A                                                    $96,303
    Premium over Common Stock Price                  N/A                                                        N/M%
    Premium over Common Book Value                   N/A                                                      170.6%
    Price / L12M Net Income                          N/A                                                       14.5x
    Adjusted Market Value                            N/A                                                    $76,420
    Adj. MV / L12M Sales                             N/A                                                       1.76x
    Adj. MV / L12M Operating Income                  N/A                                                       8.51x
    Adj. MV / L12M Operating Cash Flow               N/A                                                       6.98x

Acquiring Company                                                           Industrial Scientific Acquisition Corp.

Completion Date                                                                                        May 21, 1999

Size Prior to Acquisition
-------------------------
    Total Assets                                 $28,556                                                    $43,881
    Stockholders' Equity                          22,095                                                     35,592
    Sales                                         32,077                                                     43,519
    Operating Income                               2,647                                                      8,982
    Operating Cash Flow                            3,946                                                     10,942
    Net Income                                     2,036                                                      6,661

Year-to-Date / Three-Year Growth
--------------------------------
    Sales                                           (0.9)/  1.4%                                                8.7/ 9.4%
    Operating Income                               (13.2)/(14.1)                                               27.7/16.3
    Net Income                                     (16.0)/ (8.7)                                               15.4/21.5

Operating Income Margin
-----------------------
    Three-Year Average                              10.2%                                                      16.2%
     One Year Prior to Acq.                          9.4                                                       18.4
     Two Years Prior                                 7.9                                                       13.9
     Three Years Prior                              13.1                                                       16.3

Net Income Margin
-----------------
    Three-Year Average                               7.6%                                                      12.3%
     One Year Prior to Acq.                          7.5                                                       14.7
     Two Years Prior                                 6.1                                                       10.2
     Three Years Prior                               9.2                                                       11.9

After-Tax Return on Common Equity
---------------------------------
    Three-Year Average                              10.8%                                                      14.5%
     One Year Prior to Acq.                         11.2                                                       16.9
     Two Years Prior                                 8.2                                                       12.0
     Three Years Prior                              13.0                                                       14.8

After-Tax Return on Assets
--------------------------
    Three-Year Average                               8.5%                                                      11.6%
     One Year Prior to Acq.                          8.6                                                       13.7
     Two Years Prior                                 6.3                                                        9.5
     Three Years Prior                              10.5                                                       11.5

Balance Sheet Data - Most Recent
--------------------------------
    Current / Quick Ratios                           3.6/2.7x                                                   6.2/5.4x
    Long-Term Debt to SE                                 0.8%                                                      10.3%
    Total Liabilities to SE                              0.3x                                                       0.2x
    Interest Coverage                                    N/Ax                                                      61.1x
    Oper. Cash Flow to Cur. Mat. /
         Total Third-Party Debt                      3.7/3.2x                                                  29.2/2.7x

                                                                       EXHIBIT 8
                                                                     Page 1 of 3

                                PROJECT MICROWAVE
                          DISCOUNTED CASH FLOW ANALYSIS
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)




INCOME STATEMENT:                                              HISTORICAL                                      PROJECTED
                                        ------------------------------------------------------------------------------------------
                                          1995     1996     1997      1998     1999     2000     2001      2002      2003    2004
                                        ------------------------------------------------------------------------------------------
Net Sales                               $31,611  $31,477  $30,075  $ 32,362  $32,077  $ 33,681   $37,049  $40,754  $44,829 $44,829
    Cost of Goods Sold                   13,341   13,096   13,481    15,030   15,110    15,697    17,082   18,586   20,220  20,220
                                        ------------------------------------------------------------------------------------------
Gross Profit                             18,270   18,381   16,594    17,332   16,967    17,984    19,967   22,168   24,609  24,609
    Operating Expenses                   13,791   14,245   14,216    14,284   14,320    14,608    15,638   17,050   18,620  18,695
    Pro Forma Private Company Savings      (270)    (270)    (270)     (270)    (270)        0         0        0        0       0
                                        ------------------------------------------------------------------------------------------
Operating Income                          4,749    4,406    2,648     3,318    2,917     3,376     4,329    5,118    5,989   5,914
    Other (Income) Expense, Net               0        0        0         0        0         0         0        0        0       0
                                        ------------------------------------------------------------------------------------------
EBIT                                      4,749    4,406    2,648     3,318    2,917     3,376     4,329    5,118    5,989   5,914
    Provision for Taxes       32.0%       1,520    1,410      847     1,062      933     1,080     1,385    1,638    1,917   1,893
                                        ------------------------------------------------------------------------------------------
UNLEVERED NET INCOME                    $ 3,229  $ 2,996  $ 1,801  $  2,256  $ 1,984  $  2,296   $ 2,944  $ 3,480  $ 4,073 $ 4,022
                                        ==========================================================================================

Plus: Depreciation & Amortization       $   927  $ 1,052  $ 1,116  $  1,261  $ 1,299  $  1,136   $ 1,019  $   969  $   931 $ 1,006
Less: Capital Expenditures                1,028    1,013    1,165     1,119    1,447       800       800      800      800     800
Less: Incremental Working Capital Needs     N/A    1,648   (2,141)       (3)     365      (415)      630      692      759       0
                                        ------------------------------------------------------------------------------------------
UNLEVERED FREE CASH FLOW                    N/A  $ 1,387  $ 3,893  $  2,401  $ 1,471  $  3,046   $ 2,532  $ 2,957  $ 3,445 $ 4,228
                                        ==========================================================================================


OPERATING ASSUMPTIONS:
Net Sales Growth                            N/A    - 0.4%    -4.5%      7.6%   - 0.9%      5.0%     10.0%    10.0%    10.0%    0.0%
Gross Profit as % of Sales                 57.8%    58.4%    55.2%     53.6%    52.9%     53.4%     53.9%    54.4%    54.9%   54.9%
Operating Expenses as % of Sales           43.6%    45.3%    47.3%     44.1%    44.6%     43.4%     42.2%    41.8%    41.5%   41.7%


                                                     PROJECT MICROWAVE                                                   EXHIBIT 8
                                               DISCOUNTED CASH FLOW ANALYSIS                                           PAGE 2 OF 3
                                                  MANAGEMENT PROJECTIONS
                                                     ($ IN THOUSANDS)



                          Range of Terminal Operating Cash Flow Multiples
Discount       ----------------------------------------------------------------
  Rate            5.0 x         5.5 x       6.0 x         6.5 x        7.0 x
----------     ----------------------------------------------------------------
   12.00%       $11,432       $11,432      $11,432      $11,432       $11,432       Present Value of Cash Flows
                 19,634        21,597       23,560       25,524        27,487       Present Value of Terminal Residual Value
                  8,534         8,534        8,534        8,534         8,534       Less: Debt Outstanding (less excess cash)(1)
                -------       -------      -------      -------       -------
                $39,599       $41,562      $43,526      $45,489       $47,453       TOTAL PRESENT VALUE OF EQUITY
                =======       =======      =======      =======       =======
                 $13.01        $13.66       $14.30       $14.95        $15.59       Price per share (3,043,443 shares) as of 9/8/99
                    1.0x          1.0x         1.1x         1.2x          1.2x      As a Multiple of 1999 Sales
                   10.6          11.3         12.0         12.7          13.3       As a Multiple of 1999 Operating Income
                    7.4           7.8          8.3          8.8           9.2       As a Multiple of 1999 Operating Cash Flow


   14.00%       $10,852       $10,852      $10,852      $10,852       $10,852       Present Value of Cash Flows
                 17,971        19,768       21,565       23,362        25,159       Present Value of Terminal Residual Value
                  8,534         8,534        8,534        8,534         8,534       Less: Debt Outstanding (less excess cash)(1)
                -------       -------      -------      -------       -------
                $37,357       $39,154      $40,951      $42,748       $44,545       TOTAL PRESENT VALUE OF EQUITY
                =======       =======      =======      =======       =======
                 $12.27        $12.86       $13.46       $14.05        $14.64       Price per share (3,043,443 shares) as of 9/8/99
                    0.9x          1.0x         1.0x         1.1x          1.1x      As a Multiple of 1999 Sales
                    9.9          10.5         11.1         11.7          12.3       As a Multiple of 1999 Operating Income
                    6.8           7.3          7.7          8.1           8.5       As a Multiple of 1999 Operating Cash Flow


   16.00%       $10,318       $10,318      $10,318      $10,318       $10,318       Present Value of Cash Flows
                 16,474        18,121       19,769       21,416        23,064       Present Value of Terminal Residual Value
                  8,534         8,534        8,534        8,534         8,534       Less: Debt Outstanding (less excess cash)(1)
                -------       -------      -------      -------       -------
                $35,326       $36,973      $38,621      $40,268       $41,916       TOTAL PRESENT VALUE OF EQUITY
                =======       =======      =======      =======       =======
                 $11.61        $12.15       $12.69       $13.23        $13.77       Price per share (3,043,443 shares) as of 9/8/99
                    0.8x          0.9x         0.9x         1.0x          1.0x      As a Multiple of 1999 Sales
                    9.2           9.7         10.3         10.9          11.4       As a Multiple of 1999 Operating Income
                    6.4           6.7          7.1          7.5           7.9       As a Multiple of 1999 Operating Cash Flow

   18.00%        $9,825        $9,825       $9,825       $9,825        $9,825       Present Value of Cash Flows
                 15,124        16,637       18,149       19,662        21,174       Present Value of Terminal Residual Value
                  8,534         8,534        8,534        8,534         8,534       Less: Debt Outstanding (less excess cash)(1)
                -------       -------      -------      -------       -------
                $33,483       $34,996      $36,508      $38,021       $39,533       TOTAL PRESENT VALUE OF EQUITY
                =======       =======      =======      =======       =======
                 $11.00        $11.50       $12.00       $12.49        $12.99       Price per share (3,043,443 shares) as of 9/8/99
                    0.8x          0.8x         0.9x         0.9x          1.0x      As a Multiple of 1999 Sales
                    8.6           9.1          9.6         10.1          10.6       As a Multiple of 1999 Operating Income
                    5.9           6.3          6.6          7.0           7.4       As a Multiple of 1999 Operating Cash Flow

Footnote:
1. Assumes an additional $646M cash from operations for the first quarter of fiscal year 2000.

                                                                       EXHIBIT 8
                                                                     Page 3 of 3

WORKING CAPITAL ANALYSIS:                                    HISTORICAL                                      PROJECTED
                                     ----------------------------------------------------------------------------------------------
                                      1995    1996       1997        1998     1999       2000      2001     2002     2003     2004
                                     ----------------------------------------------------------------------------------------------
Accounts Receivable                 $6,733  $ 7,061    $ 5,990    $ 6,616   $ 6,634    $ 5,131    $5,644   $6,208   $6,829  $6,829
    Days of Sales                     77.7     81.9       72.7       74.6      75.5       55.6      55.6     55.6     55.6    55.6
    Increase (Decrease)                N/A      328     (1,071)       626        18     (1,503)      513      564      621       0

Inventories                         $4,997  $ 5,639    $ 5,139    $ 5,675   $ 5,335    $ 5,806    $6,318   $6,874   $7,479  $7,479
    Days of COGS                     136.7    157.2      139.1      137.8     128.9      135.0     135.0    135.0    135.0   135.0
    Increase (Decrease)                N/A      642       (500)       536      (340)       471       512      556      604       0

Prepaid Expenses and Other          $  658  $   679    $   742    $   488   $   964    $   964    $  964   $  964   $  964  $  964
    As a % of Sales                    2.1%     2.2%       2.5%       1.5%      3.0%       2.9%      2.6%     2.4%     2.2%    2.2%
    Increase (Decrease)                N/A       21         63       (254)      476          0         0        0        0       0

Accounts Payable                    $1,003  $   990    $ 1,095    $ 1,491   $ 1,318    $ 1,158    $1,260   $1,371   $1,492  $1,492
    Days of COGS                      27.4     27.6       29.6       36.2      31.8       26.9      26.9     26.9     26.9    26.9
    Increase (Decrease)                N/A      (13)       105        396      (173)      (160)      102      111      121       0

Accrued Liabilities                 $3,179  $ 2,317    $ 2,728    $ 3,238   $ 3,433    $ 3,017    $3,283   $3,572   $3,886  $3,886
    As a % of COGS                    23.8%    17.7%      20.2%      21.5%     22.7%      19.2%     19.2%    19.2%    19.2%   19.2%
    Increase (Decrease)                N/A     (862)       411        510       195       (416)      266      289      314       0

Other Current Liabilities           $  237  $   455    $   572    $   577   $   344    $   302    $  329   $  358   $  389  $  389
    Days of COGS                       6.5     12.7       15.5       14.0       8.3        7.0       7.0      7.0      7.0     7.0
    Increase (Decrease)                N/A      218        117          5      (233)       (42)       27       29       31       0
-----------------------------------------------------------------------------------------------------------------------------------
Total Incremental Working Capital
   Needs                               N/A  $ 1,648    ($2,141)   $    (3)  $   365    $  (415)   $  630   $  692   $  759  $    0
===================================================================================================================================

                                                                       EXHIBIT 8
                                                                     PAGE 1 OF 3
                                PROJECT MICROWAVE
                          DISCOUNTED CASH FLOW ANALYSIS
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)




                                                       HISTORICAL                                     PROJECTED
                                       -------------------------------------------------------------------------------------------
                                        1995     1996     1997     1998     1999      2000     2001      2002      2003     2004
                                       -------------------------------------------------------------------------------------------
INCOME STATEMENT:
-----------------
Net Sales                             $31,611  $31,477  $30,075  $32,362  $32,077   $33,681   $37,049   $40,754    $44,829 $44,829
    Cost of Goods Sold                 13,341   13,096   13,481   15,030   15,110    15,697    17,082    18,586     20,220  20,220
                                      --------------------------------------------------------------------------------------------
Gross Profit                           18,270   18,381   16,594   17,332   16,967    17,984    19,967    22,168     24,609  24,809
    Operating Expenses                 13,791   14,245   14,216   14,284   14,320    14,608    15,638    17,050     18,620  18,695
    Pro Forma Private Company Savings    (270)    (270)    (270)    (270)    (270)        0         0         0          0       0
                                      --------------------------------------------------------------------------------------------
Operating Income                        4,749    4,406    2,648    3,318    2,917     3,376     4,329     5,118      5,989   5,914
    Other (Income) Expense, Net             0        0        0        0        0         0         0         0          0       0
                                      --------------------------------------------------------------------------------------------
EBIT                                    4,749    4,406    2,648    3,318    2,917     3,376     4,329     5,118      5,989   5,914
    Provision for Taxes    32.0%        1,520    1,410      847    1,062      933     1,080     1,385     1,638      1,917   1,893
                                      --------------------------------------------------------------------------------------------

UNLEVERED NET INCOME                  $ 3,229  $ 2,996   $1,801   $2,256  $ 1,984   $ 2,296   $ 2,944   $ 3,480    $ 4,073 $ 4,022
                                      ============================================================================================


Plus: Depreciation & Amortization     $   927  $ 1,052   $1,116  $ 1,261  $ 1,299   $ 1,136   $ 1,019   $   969    $   931 $ 1,006
Less: Capital Expenditures              1,028    1,013    1,165    1,119    1,447       800       800       800        800     800
Less: Incremental Working Capital
   Needs                                  N/A    1,648   (2,141)      (3)     365      (415)      630       692        759       0
                                      --------------------------------------------------------------------------------------------

UNLEVERED FREE CASH FLOW                  N/A  $ 1,387   $3,893  $ 2,401  $ 1,471   $ 3,046   $ 2,532   $ 2,957    $ 3,445 $ 4,228
                                      ============================================================================================



OPERATING ASSUMPTIONS:
----------------------
Net Sales Growth                           N/A    -0.4%    -4.5%     7.6%    -0.9%      5.0%     10.0%     10.0%      10.0%    0.0%
Gross Profit as % of Sales               57.8%    58.4%    55.2%    53.6%    52.9%     53.4%     53.9%     54.5%      54.9%   54.9%
Operating Expenses as % of Sales         43.6%    45.3%    47.3%    44.1%    44.6%     43.4%     42.2%     41.8%      41.5%   41.7%

                                PROJECT MICROWAVE                      EXHIBIT 8
                         DISCOUNTED CASH FLOW ANALYSIS               PAGE 2 OF 3
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)


                      Range of Terminal Operating Cash Flow Multiples
Discount       --------------------------------------------------------
  Rate           5.0 x       5.5 x         6.0 x       6.5 x     7.0x
----------     --------------------------------------------------------
   12.00%      $ 11,432    $ 11,432      $ 11,432    $11,432    $11,432       Present Value of Cash Flows
                 19,634      21,597        23,560     25,524     27,487       Present Value of Terminal Residual Value
                  8,534       8,534         8,534      8,534      8,534       Less: Debt Outstanding (less excess cash)(1)
               --------    --------      --------    -------    -------
               $ 39,599    $ 41,562      $ 43,526    $45,489    $47,453       TOTAL PRESENT VALUE OF EQUITY
               ========    ========      ========    ========   =======
               $  13.01    $  13.66      $  14.30    $ 14.95    $ 15.59       Price per share (3,043,443 shares) as of 9/8/99
                    1.0x        1.0x          1.1x       1.2x       1.2x      As a Multiple of 1999 Sales
                   10.6        11.3          12.0       12.7       13.3       As a Multiple of 1999 Operating Income
                    7.4         7.8           8.3        8.8        9.2       As a Multiple of 1999 Operating Cash Flow


   14.00%      $ 10,852    $ 10,852      $ 10,852    $10,852    $10,852       Present Value of Cash Flows
                 17,971      19,768        21,565     23,362     25,159       Present Value of Terminal Residual Value
                  8,534       8,534         8,534      8,534      8,534       Less: Debt Outstanding (less excess cash)(1)
               --------    --------      --------    -------    -------
               $ 37,357    $ 39,154      $ 40,951    $42,748    $44,545       TOTAL PRESENT VALUE OF EQUITY
               ========    ========      ========    =======    =======
               $  12.27    $  12.86      $  13.46    $ 14.05    $ 14.64       Price per share (3,043,443 shares) as of 9/8/99
                    0.9x        1.0x          1.0x       1.1x       1.1x      As a Multiple of 1999 Sales
                    9.9        10.5          11.1       11.7       12.3       As a Multiple of 1999 Operating Income
                    6.8         7.3           7.7        8.1        8.5       As a Multiple of 1999 Operating Cash Flow


   16.00%      $ 10,318    $ 10,318      $ 10,318    $10,318    $10,318       Present Value of Cash Flows
                 16,474      18,121        19,769     21,416     23,064       Present Value of Terminal Residual Value
                  8,534       8,534         8,534      8,534      8,534       Less: Debt Outstanding (less excess cash)(1)
               --------    --------      --------    -------    -------
               $ 35,326    $ 36,973      $ 38,621    $40,268    $41,916       TOTAL PRESENT VALUE OF EQUITY
               ========    ========      ========    =======    =======
               $  11.61    $  12.15      $  12.69    $ 13.23    $ 13.77       Price per share (3,043,443 shares) as of 9/8/99
                    0.8x        0.9x          0.9x       1.0x       1.0x      As a Multiple of 1999 Sales
                    9.2         9.7          10.3       10.9       11.4       As a Multiple of 1999 Operating Income
                    6.4         6.7           7.1        7.5        7.9       As a Multiple of 1999 Operating Cash Flow

   18.00%      $  9,825    $  9,825      $  9,825    $ 9,825    $ 9,825       Present Value of Cash Flows
                 15,124      16,637        18,149     19,662     21,174       Present Value of Terminal Residual Value
                  8,534       8,534         8,534      8,534      8,534       Less: Debt Outstanding (less excess cash)(1)
               --------    --------      --------    -------    -------
               $ 33,483    $ 34,996      $ 36,508    $38,021    $39,533       TOTAL PRESENT VALUE OF EQUITY
               ========    ========      ========    =======    =======
               $  11.00    $  11.50      $  12.00    $ 12.49    $ 12.99       Price per share (3,043,443 shares) as of 9/8/99
                    0.8x        0.8x          0.9x       0.9x       1.0x      As a Multiple of 1999 Sales
                    8.6         9.1           9.6       10.1       10.6       As a Multiple of 1999 Operating Income
                    5.9         6.3           6.6        7.0        7.4       As a Multiple of 1999 Operating Cash Flow


Footnote:
(1) Assumes an additional $646M cash from operations for the first quarter of fiscal year 2000.

                                                                       EXHIBIT 8
                                                                     PAGE 3 OF 3


                                PROJECT MICROWAVE
                          DISCOUNTED CASH FLOW ANALYSIS
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)




                                                      HISTORICAL                                     PROJECTED
                                     ---------------------------------------------------------------------------------------------
                                      1995    1996     1997      1998    1999      2000       2001      2002       2003     2004
                                     ---------------------------------------------------------------------------------------------
WORKING CAPITAL ANALYSIS:
Accounts Receivable                  $6,733  $7,061   $ 5,990    $6,616  $6,634   $ 5,131     $5,644    $6,208     $6,829   $6,829
    Days of Sales                      77.7    81.9      72.7      74.6    75.5      55.6       55.6      55.6       55.6     55.6
    Increase (Decrease)                 N/A     328    (1,071)      626      18    (1,503)       513       564        621        0

Inventories                          $4,997  $5,639   $ 5,139    $5,675  $5,335   $ 5,806     $6,318    $6,874     $7,479   $7,479
    Days of COGS                      136.7   157.2     139.1     137.8   128.9     135.0      135.0     135.0      135.0    135.0
    Increase (Decrease)                 N/A     642      (500)      536    (340)      471        512       556        604        0

Prepaid Expenses and Other             $658  $  679   $   742      $488    $964      $964       $964    $  964       $964     $964
    As a % of Sales                     2.1%    2.2%      2.5%      1.5%    3.0%      2.9%       2.6%      2.4%       2.2%     2.2%
    Increase (Decrease)                 N/A      21        63      (254)    476         0          0         0          0        0

Accounts Payable                     $1,003  $  990   $ 1,095    $1,491  $1,318   $ 1,158     $1,260    $1,371     $1,492   $1,492
    Days of COGS                       27.4    27.6      29.6      36.2    31.8      26.9       26.9      26.9       26.9     26.9
    Increase (Decrease)                 N/A     (13)      105       396    (173)     (160)       102       111        121        0

Accrued Liabilities                  $3,179  $2,317   $ 2,728    $3,238  $3,433   $ 3,017     $ 3,283   $3,572     $3,886   $3,886
    As a % of COGS                     23.8%   17.7%     20.2%     21.5%   22.7%     19.2%       19.2%    19.2%      19.2%    19.2%
    Increase (Decrease)                 N/A    (862)      411       510     195      (416)       266       289        314        0

Other Current Liabilities            $  237  $  455   $   572    $  577  $  344   $   302     $  329    $  358     $  389   $  389
    Days of COGS                        6.5    12.7      15.5      14.0     8.3       7.0        7.0       7.0        7.0      7.0
    Increase (Decrease)                 N/A     218       117         5    (233)      (42)        27        29         31        0
                                     ---------------------------------------------------------------------------------------------
Total Incremental Working Capital
  Needs                                 N/A  $1,648   $(2,141)   $   (3) $  365   $  (415)    $  630    $  692     $  759   $    0
                                     =============================================================================================

                                                                PROJECT MICROWAVE                                      EXHIBIT 8
                                                          DISCOUNTED CASH FLOW ANALYSIS                                PAGE 1 OF 3
                                                                  DOWNSIDE CASE
                                                                 ($ IN THOUSANDS)



INCOME STATEMENT:                                              HISTORICAL                                      PROJECTED
                                      --------------------------------------------------------------------------------------------
                                         1995    1996        1997       1998    1999     2000     2001     2002    2003     2004
                                      --------------------------------------------------------------------------------------------
Net Sales                             $ 31,611  $31,477    $ 30,075  $ 32,362  $32,077  $33,681  $35,365  $35,365 $37,133 $38,990
    Cost of Goods Sold                  13,341   13,096      13,481    15,030   15,110   15,697   16,370   16,370  17,086  17,831

Gross Profit                            18,270   18,381      16,594    17,332   16,967   17,984   18,995   18,995  20,047  21,159
    Operating Expenses                  13,791   14,245      14,216    14,284   14,320   14,608   14,913   15,174  15,638  16,121
    Pro Forma Private Company Savings     (270)    (270)       (270)     (270)    (270)       0        0        0       0       0

Operating Income                         4,749    4,406       2,648     3,318    2,917    3,376    4,081    3,821   4,409   5,038
    Other (Income) Expense, Net              0        0           0         0        0        0        0        0       0       0

EBIT                                     4,749    4,406       2,648     3,318    2,917    3,376    4,081    3,821   4,409   5,038
    Provision for Taxes      32.0%       1,520    1,410         847     1,062      933    1,080    1,306    1,223   1,411   1,612


UNLEVERED NET INCOME                  $  3,229  $ 2,996    $  1,801  $  2,256  $ 1,984  $ 2,296  $ 2,775  $ 2,598 $ 2,998 $ 3,426



Plus: Depreciation & Amortization     $    927  $ 1,052    $  1,116  $  1,261  $ 1,299  $ 1,136  $ 1,019  $   969 $   931 $ 1,006
Less: Capital Expenditures               1,028    1,013       1,165     1,119    1,447      800      800      800     800     800
Less: Incremental Working Capital
      Needs                                N/A    1,648      (2,141)       (3)     365     (415)     314        0     330     346


UNLEVERED FREE CASH FLOW                   N/A  $ 1,387    $  3,893  $  2,401  $ 1,471  $ 3,046  $ 2,681  $ 2,767 $ 2,799 $ 3,286




OPERATING ASSUMPTIONS:
Net Sales Growth                           N/A     -0.4%       -4.5%      7.6%    -0.9%     5.0%     5.0%     0.0%    5.0%    5.0%
Gross Profit as % of Sales                57.8%    58.4%       55.2%     53.6%    52.9%    53.4%    53.7%    53.7%   54.0%   54.3%
Operating Expenses as % of Sales          43.6%    45.3%       47.3%     44.1%    44.6%    43.4%    42.2%    42.9%   42.1%   41.3%

                                                     PROJECT MICROWAVE                                                 Exhibit 8
                                               DISCOUNTED CASH FLOW ANALYSIS                                           Page 2 of 3
                                                       DOWNSIDE CASE
                                                     ($ in Thousands)



                          Range of Terminal Operating Cash Flow Multiples
Discount        ---------------------------------------------------------------
  Rate           5.0 x         5.5 x         6.0 x       6.5 x          7.0 x
----------      ---------------------------------------------------------------
   12.00%       $10,470       $10,470      $10,470     $ 10,470      $  10,470   Present Value of Cash Flows
                 17,149        18,864       20,578       22,293         24,008   Present Value of Terminal Residual Value
                  8,534         8,534        8,534        8,534          8,534   Less: Debt Outstanding (less excess cash)(1)
                -------       -------      -------     --------      ---------
                $36,153       $37,868      $39,583     $ 41,297      $  43,012   TOTAL PRESENT VALUE OF EQUITY
                =======       =======      =======     ========      =========
                $ 11.88       $ 12.44      $ 13.01     $  13.57         $14.13   Price per share (3,043,443 shares) as of 9/8/99
                    0.9x          0.9x         1.0x         1.0 x          1.1x  As a Multiple of 1999 Sales
                    9.5          10.1         10.6         11.2           11.8   As a Multiple of 1999 Operating Income
                    6.6           7.0          7.4          7.8            8.2   As a Multiple of 1999 Operating Cash Flow


   14.00%       $ 9,967       $ 9,967      $ 9,967     $  9,967      $   9,967   Present Value of Cash Flows
                 15,696        17,266       18,836       20,405         21,975   Present Value of Terminal Residual Value
                  8,534         8,534        8,534        8,534          8,534   Less: Debt Outstanding (less excess cash)(1)
                -------       -------      -------     --------      ---------
                $34,197       $35,767      $37,336     $ 38,906      $  40,475   TOTAL PRESENT VALUE OF EQUITY
                =======       =======      =======     ========      =========
                $ 11.24       $ 11.75      $ 12.27     $  12.78      $   13.30   Price per share (3,043,443 shares) as of 9/8/99
                    0.8x          0.8x         0.9x         0.9x           1.0x  As a Multiple of 1999 Sales
                    8.8           9.3          9.9         10.4           11.0   As a Multiple of 1999 Operating Income
                    6.1           6.5          6.8          7.2            7.6   As a Multiple of 1999 Operating Cash Flow


   16.00%       $ 9,502        $9,502       $9,502     $  9,502      $   9,502   Present Value of Cash Flows
                 14,389        15,828       17,267       18,706         20,145   Present Value of Terminal Residual Value
                  8,534         8,534        8,534        8,534          8,534   Less: Debt Outstanding (less excess cash)(1)
                -------       -------      -------     --------      ---------
                $32,425       $33,864      $35,302     $ 36,741      $  38,180   TOTAL PRESENT VALUE OF EQUITY
                =======       =======      =======     ========      =========
                $ 10.65       $ 11.13      $ 11.60     $  12.07      $   12.55   Price per share (3,043,443 shares) as of 9/8/99
                    0.7x          0.8x         0.8x         0.9x          0.9x   As a Multiple of 1999 Sales
                    8.2           8.7          9.2          9.7           10.2   As a Multiple of 1999 Operating Income
                    5.7           6.0          6.3          6.7            7.0   As a Multiple of 1999 Operating Cash Flow

   18.00%       $ 9,071       $ 9,071      $ 9,071     $  9,071      $   9,071   Present Value of Cash Flows
                 13,210        14,531       15,852       17,173         18,494   Present Value of Terminal Residual Value
                  8,534         8,534        8,534        8,534          8,534   Less: Debt Outstanding (less excess cash)(1)
                -------       -------      -------     --------      ---------
                $30,815       $32,136      $33,457     $ 34,778      $  36,100   TOTAL PRESENT VALUE OF EQUITY
                =======       =======      =======     ========      =========
                $ 10.13       $ 10.56      $ 10.99     $  11.43      $   11.86   Price per share (3,043,443 shares) as of 9/8/99
                    0.7x          0.7x         0.8x         0.8x           0.9x  As a Multiple of 1999 Sales
                    7.6           8.1          8.5          9.0            9.4   As a Multiple of 1999 Operating Income
                    5.3           5.6          5.9          6.2            6.5   As a Multiple of 1999 Operating Cash FlowA

Footnote:
1. Assumes an additional $646M cash from operations for the first quarter of fiscal year 2000.

                           PROJECT MICROWAVE                         EXHIBIT 8
                    DISCOUNTED CASH FLOW ANALYSIS                  PAGE 3 OF 3
                             DOWNSIDE CASE
                           ($ IN THOUSANDS)


WORKING CAPITAL ANALYSIS:                                      HISTORICAL                                      PROJECTED
                                    ----------------------------------------------------------------------------------------------
                                      1995     1996      1997      1998       1999      2000      2001      2002     2003    2004
                                    ----------------------------------------------------------------------------------------------
Accounts Receivable                 $6,733  $ 7,061    $ 5,990    $ 6,616   $ 6,634    $ 5,131    $5,387   $5,387   $5,656  $5,939
    Days of Sales                     77.7     81.9       72.7       74.6      75.5       55.6      55.6     55.6     55.6    55.6
    Increase (Decrease)                N/A      328     (1,071)       626        18     (1,503)      257        0      269     283

Inventories                         $4,997  $ 5,639    $ 5,139    $ 5,675   $ 5,335    $ 5,806    $6,055   $6,055   $6,319  $6,595
    Days of COGS                     136.7    157.2      139.1      137.8     128.9      135.0     135.0    135.0    135.0   135.0
    Increase (Decrease)                N/A      642       (500)       536      (340)       471       249        0      265     275

Prepaid Expenses and Other          $  658  $   679    $   742    $   488   $   964    $   964    $  964   $  964   $  964  $  964
    As a % of Sales                    2.1%     2.2%       2.5%       1.5%      3.0%       2.9%      2.7%     2.7%     2.6%    2.5%
    Increase (Decrease)                N/A       21         63       (254)      476          0         0        0        0       0

Accounts Payable                    $1,003  $   990    $ 1,095    $ 1,491   $ 1,318    $ 1,158    $1,208   $1,208   $1,261  $1,316
    Days of COGS                      27.4     27.6       29.6       36.2      31.8       26.9      26.9     26.9     26.9    26.9
    Increase (Decrease)                N/A      (13)       105        396      (173)      (160)       50        0       53      55

Accrued Liabilities                 $3,179  $ 2,317    $ 2,728    $ 3,238   $ 3,433    $ 3,017    $3,146   $3,146   $3,283  $3,427
    As a % of COGS                    23.8%    17.7%      20.2%      21.5%     22.7%      19.2%     19.2%    19.2%    19.2%   19.2%
    Increase (Decrease)                N/A     (862)       411        510       195       (416)      129        0      138     143

Other Current Liabilities           $  237  $   455    $   572    $   577   $   344    $   302    $  315   $  315   $  329  $  343
    Days of COGS                       6.5     12.7       15.5       14.0       8.3        7.0       7.0      7.0      7.0     7.0
    Increase (Decrease)                N/A      218        117          5      (233)       (42)       13        0       14      14
                                    ----------------------------------------------------------------------------------------------
Total Incremental Working Capital
   Needs                               N?A   $ 1,648   $(2,141)   $    (3)  $   365 $  $  (415)   $  314   $    0   $  330  $  346
                                    ==============================================================================================

                                PROJECT MICROWAVE                      Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS                Page 1 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)



PURCHASE ASSUMPTIONS:

Purchase Price / Share                              $  10.05
Number of Shares (000's) as of 9/8/99                  3,043
                                                    --------
    Purchase Price of Equity                        $ 30,587
Purchase of Options                                      179
Transaction Costs                                        750
Repayment of Existing Debt                             1,239
Non-Compete Agreement                                      0
Purchase of Preferred Stock                                0
Plus: Required Cash (Excess)                          (9,773)
Less: Asset Sales                                          0
                                                    --------
    Financing Requirements                          $ 22,982

Purchase Multiples:
  Multiple of 1999 EBITDA                               5.45x
  Multiple of 1999 EBITA                                7.88x
  Multiple of 2000 EBITDA                               5.09x
  Multiple of 2000 EBITA                                6.81x




CAPITALIZATION:
                                                                                      % Common
                                                             Amount             % Total         Equity
                                                            ------------------------------------------
Senior Term Loan A (real estate)                            $ 2,000               8.7%            0.0%
Revolving Facility                                            5,156              22.4%            0.0%
Senior Term Loan B (equipment and cash flow)                  5,000              21.8%            0.0%
n/a                                                               0               0.0%            0.0%
                                                            -----------------------------------------
      Total Senior Debt                                      12,156              52.9%            0.0%

Mezzanine debt                                                6,000              26.1%           20.0%
n/a                                                               0               0.0%            0.0%
                                                            -----------------------------------------
      Total Debt                                             18,156              79.0%           20.0%

Preferred Stock                                                   0               0.0%            0.0%
Management Equity(1)                                          4,825              21.0%           80.0%
Investor Equity                                                   0               0.0%            0.0%
                                                            -----------------------------------------
      Total Capitalization                                  $22,982             100.0%          100.0%
                                                            =========================================


1. Michael Collins: 480,142 shares, 24,750 options as of 9/8/99


CALCULATION OF INTANGIBLES:

Purchase Price of Equity                            $ 30,766
Less: Book Value                                      22,741
                                                    --------

Goodwill                                               8,025
Years of Amortization                                     25
                                                    --------
    Annual Goodwill Expense                         $    321

Non-Compete Agreement                               $      0
Years of Amortization                                     15
                                                    --------
    Annual Non-Compete
        Amortization                                $      0

Transaction Costs                                   $    750

Years of Amortization                                      5
                                                    --------
    Annual Trans. - Debt Exp                        $    150




                                                            Historical - June 30,                      Projected - June 30,
                                               ----------------------------------------------------------------------------------
OPERATING ASSUMPTIONS:                            1995     1996     1997      1998     1999      2000     2001      2002     2003
                                               ----------------------------------------------------------------------------------
SALES GROWTH:                                     N/A      -0.4%    -4.5%      7.6%    -0.9%      5.0%    10.0%     10.0%    10.0%
COGS GROWTH:                                      N/A      -1.8%     2.9%     11.5%     0.5%      3.9%     8.8%      8.8%     8.8%

GM AS % OF SALES:                                57.8%     58.4%    55.2%     53.6%    52.9%     53.4%    53.9%     54.4%    54.9%
GM AS % OF SALES GROWTH:                          N/A       0.6%    -9.7%      4.4%    -2.1%      6.0%    11.0%     11.0%    11.0%

OPERATING EXPENSES GROWTH(1):                     N/A       2.6%    -0.7%     -0.6%     0.0%      3.5%     8.5%     10.0%    10.0%
OPERATING EXPENSES % OF SALES:                   39.8%     41.1%    42.7%     39.4%    39.8%     40.0%    39.5%     39.5%    39.5%

EBITDA Margin                                    17.1%     16.5%    12.5%     14.1%    13.1%     13.4%    14.4%     14.9%    15.4%
EBITDA Growth                                     N/A      -4.0%   -27.4%     21.7%    -7.9%      7.0%    18.5%     13.8%    13.7%

CAPITAL EXPENDITURES                           $1,028    $1,013   $1,165    $1,119   $1,447    $  800   $  800    $  800   $  800
DEPRECIATION                                   $  927    $1,052   $1,116    $1,261   $1,299    $1,136   $1,019    $  969   $  931

WORKING CAPITAL ASSUMPTIONS:
Accounts Rec. (Days of Sales)(2)                 77.7      81.9     72.7      74.6     75.5      55.6     55.6      55.6     55.6
Inventory Days(2)                               136.7     157.2    139.1     137.8    128.9     135.0    135.0     135.0    135.0

Accounts Payable (Days of COGS)(3)               27.4      27.6     29.6      36.2     31.8      26.9     26.9      26.9     26.9
Accrued Payroll and Benefits (Days of COGS)(3)   38.5      15.9     24.8      27.1     23.0      19.4     19.4      19.4     19.4
Deferred Income (Days of COGS)(3)                30.1      30.6     28.1      31.1     33.9      28.6     28.6      28.6     28.6
Income Taxes Payable (Days of COGS)(3)           14.6      11.4     13.2      13.1     19.8      16.7     16.7      16.7     16.7
Warranty Reserve (Days of COGS)(3)                3.9       4.9      5.9       5.2      6.3       5.3      5.3       5.3      5.3
Other Current Liabilities (Days of COGS)(3)       6.5      12.7     15.5      14.0      8.3       7.0      7.0       7.0      7.0
Current Liabilities (Days of COGS)(3)           120.9     104.9    119.0     128.9    123.1     104.1    104.1     104.1    104.1




                                                                Projected - June 30,
                                               -----------------------------------------------------
OPERATING ASSUMPTIONS:                          2004      2005      2006     2007      2008     2009
                                               -----------------------------------------------------
SALES GROWTH:                                     0.0%      0.0%     0.0%      0.0%     0.0%     0.0%
COGS GROWTH:                                      0.0%      0.0%     0.0%      0.0%     0.0%     0.0%

GM AS % OF SALES:                                54.9%     54.9%    54.9%     54.9%    54.9%    54.9%
GM AS % OF SALES GROWTH:                          0.0%      0.0%     0.0%      0.0%     0.0%     0.0%

OPERATING EXPENSES GROWTH(1):                     0.0%      0.0%     0.0%      0.0%     0.0%     0.0%
OPERATING EXPENSES % OF SALES:                   39.5%     39.5%    39.5%     39.5%    39.5%    39.5%

EBITDA Margin                                    15.4%     15.4%    15.4%     15.4%    15.4%    15.4%
EBITDA Growth                                     0.0%      0.0%     0.0%      0.0%     0.0%     0.0%

CAPITAL EXPENDITURES                           $  800    $  800   $  800    $  800   $  800   $  800
DEPRECIATION                                   $1,006    $  900   $  800    $  800   $  800   $  800

WORKING CAPITAL ASSUMPTIONS:
Accounts Rec. (Days of Sales)(2)                 55.6      55.6     55.6      55.6     55.6     55.6
Inventory Days(2)                               135.0     135.0    135.0     135.0    135.0    135.0

Accounts Payable (Days of COGS)(3)               26.9      26.9     26.9      26.9     26.9     26.9
Accrued Payroll and Benefits (Days of COGS)(3)   19.4      19.4     19.4      19.4     19.4     19.4
Deferred Income (Days of COGS)(3)                28.6      28.6     28.6      28.6     28.6     28.6
Income Taxes Payable (Days of COGS)(3)           16.7      16.7     16.7      16.7     16.7     16.7
Warranty Reserve (Days of COGS)(3)                5.3       5.3      5.3       5.3      5.3      5.3
Other Current Liabilities (Days of COGS)(3)       7.0       7.0      7.0       7.0      7.0      7.0
Current Liabilities (Days of COGS)(3)           104.1     104.1    104.1     104.1    104.1    104.1


1. Assumes savings from lack of SEC filings will lower Operating Expenses as a percent of Total Revenues for the fiscal years 2000 and 2001.

2. Due to the seasonality of the business, projections are based on the average monthly Accounts Receivable and Inventory balances for the fiscal year ending 1999, ($5,137 and $6,058 respectively), less projected reductions from the 2000 Business Plan of $250 and $470 respectively.

3. Due to the seasonality of the business, projections are based on the average monthly Current Liabilities balance for the fiscal year ending 1999 which was $4,309. The components of Current Liabilities (AP, Accruals, etc.) were allocated based on proportional balances as of June 30, 1999, since the monthly balances were not available.

                                PROJECT MICROWAVE                     Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS              Page 1a of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)

SOURCES AND USES OF FUNDS:



                                                  % Common    % Pref.                    Total
                                                   Equity     Equity    Cash     Total Contingent
SOURCES OF FUNDS:                Amount   % Total   Owned     Owned    Coupon   Coupon   Coupon
-----------------------------------------------------------------------------------------------
Term A (real estate)             $2,000      8.7%     0.0%      0.0%    9.75%    9.75%     9.75%
Term B (equipment and cash flow   5,000     21.8%     0.0%      0.0%   10.25%   10.25%    10.25%
Revolving Facility                5,156     22.4%     0.0%      0.0%    9.25%    9.25%     9.25%
n/a                                   0      0.0%     0.0%      0.0%    0.00%    0.00%     0.00%
Mezzanine Financing               6,000     26.1%    20.0%      0.0%   13.00%   13.00%    13.00%
n/a                                   0      0.0%     0.0%      0.0%    0.00%    0.00%     0.00%
Preferred Stock                       0      0.0%     0.0%    100.0%    0.00%   35.00%    35.00%
Management Equity(1)              4,825     21.0%    80.0%      0.0%    0.00%    0.00%     0.00%
Investor Equity                       0      0.0%     0.0%      0.0%    0.00%    0.00%     0.00%
Asset Sales                           0      0.0%
                                -------------------------
                                $22,982    100.0%   100.0%
                                =========================

1. Michael Collins: 480,142 shares, 24,750 options as of 9/8/99



USES OF FUNDS:                                     Amount
                                                  --------

Purchase Stock                                    $ 30,587
Purchase Options                                       179
Refinance Existing Third Party Debt                  1,239
Redeem Accrued Dividends                                 0
Non-Compete Agreement                                    0
Other B                                                  0
Other C                                                  0
Transaction Costs                                      750
Required Cash (Excess)                              (9,773)

                                                  --------
    Total Uses of Funds                           $ 22,982
                                                  ========



RETURNS TO INVESTORS:

                                                                          Multiple of EBITDA
                                                             --------------------------------------------
                                                               5.00      5.50     6.00      6.50     7.00
                                                             --------------------------------------------

Net Terminal Value                                           $27,927   $31,387  $34,847   $38,307  $41,767
% of Projected Value                                            80.1%     90.1%   100.0%    109.9%   119.9%



                                                                                  Internal Rate of Return
                                                                          ------------------------------------------
Senior Subordinated Debt (Based on a $0 total equity investment)

                                                      % Common  % Pref.
           (0=Warrants, 1=Equity Strip)                    0        0
    Sr. Sub. W/Equity or Warrants:                      15.0%     0.0%    22.6%     23.6%    24.5%     25.3%    26.2%
                                                                                             ----
                                                        20.0%     0.0%    25.1%     26.2%    27.3%     28.4%    29.4%
                                                                                             ----
                                                        25.0%     0.0%    27.3%     28.6%    29.9%     31.1%    32.3%

Junior Subordinated Debt                                                   0.0%      0.0%     0.0%      0.0%     0.0%
Preferred Stock                                                            0.0%      0.0%     0.0%      0.0%     0.0%
Investor Equity                                          0.0%     0.0%     0.0%      0.0%     0.0%      0.0%     0.0%
                                                                                             ----
Total Management Equity                                 80.0%     0.0%    35.9%     39.1%    42.0%     44.7%    47.3%
                                                                                             ----


CREDIT STATISTICS:
                                  1998      1999     2000     2001
                                  --------------------------------

EBITA/PF Senior Interest          3.04      2.67     3.09     4.67
EBITA/PF Total Interest           1.77      1.56     1.80     2.54

EBITDA/PF Total Cash Interest     2.45      2.25     2.41     3.13
EBITDA/PF Total Int.              2.45      2.25     2.41     3.13

EBITDA-PF Capex/PF Total Int.     2.23      2.04     2.20     2.90
EBITDA-PF Capex/PF Debt Ser.      1.36      1.24     1.34     1.70

Senior Debt/EBITDA-PF Capex       0.30      3.19     2.51     1.79
Total Debt/EBITDA-PF Capex        0.30      4.76     3.97     3.01

1. Unfinancible pro forma capex is assumed to be $400M per year.

                                PROJECT MICROWAVE                      Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS                Page 2 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)



                                                                                   Pro Forma
OPENING BALANCE SHEET ADJUSTMENTS:                                                Adjustments              Pro Forma
                                                            --------------------------------------------------------
                                                            6/30/99             Debits   Credits             6/30/99
                                                            -------            -----------------             -------
Cash and Cash Equivalents(1)                                $ 9,773            $     0   $ 9,773             $     0
Short-term Investments                                            0                  0         0                   0
Accounts Receivable                                           6,634                  0         0               6,634
Parts and Raw Materials                                       3,104                  0         0               3,104
Work-in-progress and Finished Goods                           2,231                  0         0               2,231
                                                            -------                                          -------
Inventories-Total                                             5,335                  0         0               5,335
Deferred Taxes                                                  351                  0         0                 351
Other Current Assets                                            613                  0         0                 613
                                                            -------                                          -------
Current Assets                                               22,706                  0     9,773              12,933

Long-Term Investments                                           113                  0         0                 113
Investment in Affiliate                                         363                  0         0                 363
PP&E Net                                                      4,984                  0         0               4,984
Other Assets                                                  1,036                  0         0               1,036

New Goodwill                                                      0              8,025         0               8,025
Unamortized Non-Compete Agreement                                 0                  0         0                   0
Unamortized Tran. Costs                                           0                750         0                 750
                                                            -------                                          -------
    Total Assets                                            $29,202            $ 8,775   $ 9,773             $28,204
                                                            =======                                          =======

Notes Pay. & Curr. Mat. of LTD                              $ 1,066            $ 1,066   $     0             $     0
Accounts Payable                                              1,318                  0         0               1,318
Accrued Payroll and Benefits                                    951                  0         0                 951
Deferred Income                                               1,402                  0         0               1,402
Income Taxes Payable                                            819                  0         0                 819
Warranty Reserve                                                261                  0         0                 261
Other Current Liabilities                                       344                  0         0                 344
                                                            -------                                          -------
Current Liabilities                                           6,161              1,066         0               5,095

Deferred Taxes                                                  127                  0         0                 127
                                                                                                                   0
Senior Term Loan A (real estate)                                173                173     2,000               2,000
Revolving Facility                                                0                  0     5,156               5,156
Senior Term Loan B (equipment and cash flow)                      0                  0     5,000               5,000
n/a                                                               0                  0         0                   0
Mezzanine debt                                                    0                  0     6,000               6,000
n/a                                                               0                  0         0                   0
Preferred Stock                                                   0                  0         0                   0
Stockholders' Equity(1)                                      22,741             22,741     4,825               4,825
                                                            -------                                          -------
    Total Liabilities & Equity                              $29,202            $23,980   $22,982             $28,204
                                                            =======                                          =======


1. Assumes an additional $646M cash from operations for the first quarter of fiscal year 2000.

                                PROJECT MICROWAVE                      Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS                Page 3 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)


INCOME STATEMENT:

                                                   Historical - June 30,                      Projected - June 30,
                                           --------------------------------------------  -------------------------------------
                                            1995     1996     1997      1998     1999      2000      2001     2002      2003
                                           --------------------------------------------  -------------------------------------

Net Sales                                  $31,611  $31,477  $30,075   $32,362  $32,077   $33,681   $37,049  $40,754   $44,829
    Cost of Goods Sold                      13,341   13,096   13,481    15,030   15,110    15,697    17,082   18,586    20,220
                                           -----------------------------------------------------------------------------------
Gross Profit                                18,270   18,381   16,594    17,332   16,967   17,984    19,967    22,168    24,609
Gross Margin % of Sales                       57.8%    58.4%    55.2%     53.6%    52.9%    53.4%     53.9%     54.4%     54.9%
    Operating Expenses (excl depr)          12,864   13,193   13,100    13,023   13,021   13,472   $14,619   $16,081   $17,689
    Pro Forma Private Company Savings         (270)    (270)    (270)     (270)    (270)       0         0         0         0
                                           -----------------------------------------------------------------------------------
EBITDA                                       5,406    5,188     3,764    4,579    4,216     4,512    5,348     6,087     6,920
EBITDA Margin % of Sales                      17.1%    16.5%     12.5%    14.1%    13.1%     13.4%    14.4%     14.9%     15.4%
                                           -----------------------------------------------------------------------------------
    Depreciation                               927     1,052    1,116     1,261    1,299    1,136     1,019      969       931
                                           -----------------------------------------------------------------------------------
EBITA                                        4,479     4,136    2,648     3,318    2,917    3,376     4,329    5,118     5,989
EBITA Margin % Sales                          14.2%     13.1%     8.8%     10.3%     9.1%    10.0%     11.7%    12.6%     13.4%
                                           -----------------------------------------------------------------------------------
Amort. of Old Goodwill                           0         0        0         0        0        0         0        0         0
Amort. of Other                                  0         0        0         0        0        0         0        0         0
Amort. of Goodwill                               0         0        0         0        0      321       321      321       321
Amort. of Non-Compete Agreement                  0         0        0         0        0        0         0        0         0
Amort. of Tran. Costs                            0         0        0         0        0      150       150      150       150
                                           -----------------------------------------------------------------------------------
Earnings Before Int. & Taxes                 4,479     4,136    2,648     3,318    2,917    2,905     3,858    4,647     5,518
EBIT Margin                                   14.2%     13.1%     8.8%     10.3%     9.1%     8.6%     10.4%    11.4%     12.3%
                                           -----------------------------------------------------------------------------------
Cash Interest Expense:
    Term Loan A (real estate)                    0         0        0         0        0      185       166      146       127
    Revolving Facility                           0         0        0         0        0      462       442      418       342
    Term Loan B (equipment and cash flow)        0         0        0         0        0      445       320      191        60
    n/a                                          0         0        0         0        0        0         0        0         0
    Mezzanine Financing                          0         0        0         0        0      780       780      780       780
    n/a                                          0         0        0         0        0        0         0        0         0
                                           -----------------------------------------------------------------------------------
Total Cash Interest Expense(1)                   0         0        0         0        0    1,872     1,707    1,535     1,309
Non Cash Interest Expense                        0         0        0         0        0        0         0        0         0
                                           -----------------------------------------------------------------------------------
Total Interest Expense                           0         0        0         0        0    1,872     1,707    1,535     1,309
                                           -----------------------------------------------------------------------------------
Other Income (Expense)                         412       383      324       485      326       30        30       30        30
                                           -----------------------------------------------------------------------------------
Earnings Before Taxes                        4,891     4,519    2,972     3,803    3,243    1,063     2,181    3,141     4,240
      Provision for Taxes @ 32%              1,712     1,611      865     1,110      938      443       801    1,108     1,459
                                           -----------------------------------------------------------------------------------
Net Income                                   3,179     2,908    2,107     2,693    2,305      620     1,380    2,033     2,780
Extraordinary Items                              0         0        0         0        0        0         0        0         0
Preferred Dividends                              0         0        0         0        0        0         0        0         0
                                           -----------------------------------------------------------------------------------
Addition to Retained Earnings              $ 3,179   $ 2,908  $ 2,107   $ 2,693  $ 2,305  $   620   $ 1,380  $ 2,033   $ 2,780
                                           ===================================================================================




                                                            Projected - June 30,
                                           ------------------------------------------------------
                                            2004     2005      2006     2007     2008      2009
                                           ------------------------------------------------------

Net Sales                                  $44,829   $44,829  $44,829  $44,829   $44,829  $44,829
    Cost of Goods Sold                      20,220    20,220   20,220   20,220    20,220   20,220
                                           ------------------------------------------------------
Gross Profit                                24,609    24,609   24,609   24,609    24,609   24,609
Gross Margin % of Sales                       54.9%     54.9%    54.9%    54.9%     54.9%    54.9%
    Operating Expenses (excl depr)         $17,689   $17,689  $17,689  $17,689   $17,689  $17,689
    Pro Forma Private Company Savings            0         0        0        0         0        0
                                           ------------------------------------------------------
EBITDA                                       6,920     6,920    6,920    6,920     6,920    6,920
EBITDA Margin % of Sales                      15.4%     15.4%    15.4%    15.4%     15.4%    15.4%
                                           ------------------------------------------------------
    Depreciation                             1,006       900      800      800       800      800
                                           ------------------------------------------------------
EBITA                                        5,914     6,020    6,120    6,120     6,120    6,120
EBITA Margin % Sales                          13.2%     13.4%    13.7%    13.7%     13.7%    13.7%
                                           ------------------------------------------------------
Amort. of Old Goodwill                           0         0        0        0         0        0
Amort. of Other                                  0         0        0        0         0        0
Amort. of Goodwill                             321       321      321      321       321      321
Amort. of Non-Compete Agreement                  0         0        0        0         0        0
Amort. of Tran. Costs                          150         0        0        0         0        0
                                           ------------------------------------------------------
Earnings Before Int. & Taxes                 5,443     5,699    5,799    5,799     5,799    5,799
EBIT Margin                                   12.1%     12.7%    12.9%    12.9%     12.9%    12.9%
                                           ------------------------------------------------------
Cash Interest Expense:
    Term Loan A (real estate)                  107        88       68       49        29       10
    Revolving Facility                         142         0        0        0         0        0
    Term Loan B (equipment and cash flow)        0         0        0        0         0        0
    n/a                                          0         0        0        0         0        0
    Mezzanine Financing                        780       780      780      780       520      260
    n/a                                          0         0        0        0         0        0
                                           ------------------------------------------------------
Total Cash Interest Expense(1)               1,029       868      848      829       549      270
Non Cash Interest Expense                        0         0        0        0         0        0
                                           ------------------------------------------------------
Total Interest Expense                       1,029       868      848      829       549      270
                                           ------------------------------------------------------
Other Income (Expense)                          30        30       30       30        30       30
                                           ------------------------------------------------------
Earnings Before Taxes                        4,444     4,861    4,981    5,000     5,280    5,559
      Provision for Taxes @ 32%              1,525     1,658    1,697    1,703     1,792    1,882
                                           ------------------------------------------------------
Net Income                                   2,919     3,203    3,284    3,298     3,488    3,678
Extraordinary Items                              0         0        0        0         0        0
Preferred Dividends                              0         0        0        0         0        0
                                           ------------------------------------------------------
Addition to Retained Earnings              $ 2,919   $ 3,203  $ 3,284  $ 3,298    $3,488   $3,678
                                           ======================================================

                                PROJECT MICROWAVE                      Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS                Page 4 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)



CASH FLOW STATEMENT:

                                                      Historical - June 30,                          Projected - June 30,
                                         -----------------------------------------------------------------------------------
                                           1995       1996      1997     1998      1999     2000     2001      2002     2003
                                         -----------------------------------------------------------------------------------

Addition to Retained Earnings            $ 3,179   $ 2,908  $ 2,107   $ 2,693  $ 2,305  $   620   $ 1,380  $ 2,033   $ 2,780

    + Depreciation                           927     1,052    1,116     1,261    1,299    1,136     1,019      969       931
    + Amort. of Old Goodwill                   0         0        0         0        0        0         0        0         0
    + Amort. of Other                          0         0        0         0        0        0         0        0         0
    + Amort. of Goodwill                       0         0        0         0        0      321       321      321       321
    + Amort. of Non-Compete                    0         0        0         0        0        0         0        0         0
    + Amort. of Tran. Costs                    0         0        0         0        0      150       150      150       150
    + Change in LT Investments               N/A         7        6    (1,099)   3,004        0         0        0         0
    + Change in Investment in Affiliate      N/A         0     (250)      (75)     (38)       0         0        0         0
    + Change in Other Assets                 N/A      (392)    (166)     (143)     (47)       0         0        0         0
    + Change in Deferred Taxes               N/A       (10)      56       (14)      31        0         0        0         0
    + Non Cash Interest Expense                0         0        0         0        0        0         0        0         0
    + PIK Dividends Accrued                    0         0        0         0        0        0         0        0         0
    - Capital Expenditures                (1,028)   (1,013)  (1,165)   (1,119)  (1,447)    (800)     (800)    (800)     (800)
    - Changes in W/C                         N/A    (1,711)   2,137       (22)    (273)     415      (630)    (692)     (759)
                                         -----------------------------------------------------------------------------------
Cash Flow Available For Debt                 N/A       841    3,841     1,482    4,834    1,841     1,440    1,982     2,623
    - Scheduled Debt Retirement                0         0        0         0        0   (1,200)   (1,200)  (1,200)   (1,200)
    - Additions to Cash & Seas. W/C            0         0        0         0        0        0         0        0         0
                                         -----------------------------------------------------------------------------------
Cash Flow Available to Retire Term B         N/A       841    3,841     1,482    4,834      641       240      782     1,423
    - Additional Term B Retirement(1)          0         0        0         0        0     (321)     (120)    (391)     (168)
Cash Flow Available To
                                         -----------------------------------------------------------------------------------
    Retire Additional Debt                   N/A   $   841  $ 3,841   $ 1,482  $ 4,834  $   321   $   120  $   391   $ 1,255
                                         ===================================================================================




                                                           Projected - June 30,
                                         -------------------------------------------------------
                                             2004     2005      2006     2007     2008      2009
                                         -------------------------------------------------------

Addition to Retained Earnings            $ 2,919   $ 3,203  $ 3,284  $ 3,298   $ 3,488  $ 3,678

    + Depreciation                         1,006       900      800      800       800      800
    + Amort. of Old Goodwill                   0         0        0        0         0        0
    + Amort. of Other                          0         0        0        0         0        0
    + Amort. of Goodwill                     321       321      321      321       321      321
    + Amort. of Non-Compete                    0         0        0        0         0        0
    + Amort. of Tran. Costs                  150         0        0        0         0        0
    + Change in LT Investments                 0         0        0        0         0        0
    + Change in Investment in Affiliate        0         0        0        0         0        0
    + Change in Other Assets                   0         0        0        0         0        0
    + Change in Deferred Taxes                 0         0        0        0         0        0
    + Non Cash Interest Expense                0         0        0        0         0        0
    + PIK Dividends Accrued                    0         0        0        0         0        0
    - Capital Expenditures                  (800)     (800)    (800)    (800)     (800)    (800)
    - Changes in W/C                           0         0        0        0         0        0
                                         ------------------------------------------------------
Cash Flow Available For Debt               3,596     3,624    3,605    3,619     3,809    3,999
    - Scheduled Debt Retirement             (200)     (200)    (200)  (2,200)   (2,200)  (2,200)
    - Additions to Cash & Seas. W/C            0         0        0        0         0        0
                                         ------------------------------------------------------
Cash Flow Available to Retire Term B       3,396     3,424    3,405    1,419     1,609    1,799
    - Additional Term B Retirement(1)          0         0        0        0         0        0
Cash Flow Available To
                                         ------------------------------------------------------
    Retire Additional Debt               $ 3,396   $ 3,424  $ 3,405  $ 1,419   $ 1,609  $ 1,799
                                         ======================================================


1.       Additional retirement of the Term B loan using 50% of excess cash

                                PROJECT MICROWAVE                      Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS                Page 5 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)



                                                                              Pro Forma
                                                                              At Closing            Projected - June 30,
                                                                              -----------------------------------------------------
AMORTIZATION SCHEDULES:                                                        6/30/99   2000     2001      2002     2003      2004
                                                                              -----------------------------------------------------

Senior Term Loan A (real estate):                               Pay down term loan with excess cash once revolver paid off (Y/N)? N
  Beginning Balance                                                           $    0   $2,000    $1,800   $1,600    $1,400   $1,200
  Stated Coupon                                                                 0.00%    9.75%     9.75%    9.75%     9.75%    9.75%
  Total Interest Expense                                                      $    0   $  185    $  166   $  146    $  127   $  107
  Scheduled Amortization                                                           0      200       200      200       200      200
  Additional Prepayments                                                           0        0         0        0         0        0
  Ending Balance                                                               2,000    1,800     1,600    1,400     1,200    1,000
  Scheduled Amortization                               5.5 Years Avg. Life               10.0%     10.0%    10.0%     10.0%    10.0%

Revolving Facility:
  Available on Accounts Rec.(1)              42.1%                            $2,793   $2,160    $2,376   $2,614    $2,875   $2,875
  Available on Inventory(2)                  52.5%                             2,803    3,051     3,320    3,612     3,930    3,930
      Total Availability                                                       5,596    5,211     5,696    6,226     6,805    6,805
  Usage (End. Bal.) As A % Of Availability                                      92.1%    92.8%     82.8%    69.5%     45.1%     0.0%
  Beginning Bal.                                                              $    0   $5,156    $4,836   $4,716    $4,325   $3,070
  Stated Coupon                                                                 0.00%    9.25%     9.25%    9.25%     9.25%    9.25%
  Total Interest Expense                                                      $    0   $  462    $  442   $  418    $  342   $  142
  Retirements (Additions)                         1999 Avg. Excess                 0      321       120      391     1,255    3,070
  Ending Balance                                  W/C Requirement:       $0    5,156    4,836     4,716    4,325     3,070        0
  Unused Availability                                                            440      375       980    1,901     3,734    6,805

Senior Term Loan B (equipment and cash flow):
 Beginning Balance                                                            $    0   $5,000    $3,679   $2,559    $1,168   $    0
 Stated Coupon                                                                  0.00%   10.25%    10.25%   10.25%    10.25%   10.25%
 Total Interest Expense                                                       $    0   $  445    $  320     $191    $   60   $    0
 Scheduled Amortization                                                            0    1,000     1,000    1,000     1,000        0
 Additional Prepayments                                                            0      321       120      391       168        0
 Ending Balance                                                                5,000    3,679     2,559    1,168         0        0
 Amortization                                          2.5 Years Avg. Life               20.0%     20.0%    20.0%     20.0%    20.0%

n/a:
 Beginning Balance                                                            $    0   $    0    $    0   $    0    $    0   $    0
 Stated Coupon                                                                  0.00%    0.00%     0.00%    0.00%     0.00%    0.00%
 Total Interest Expense                                                       $    0   $    0    $    0   $    0    $    0   $    0
 Scheduled Amortization                                                            0        0         0        0         0        0
 Additional Prepayments                                                            0        0         0        0         0        0
 Ending Balance                                                                    0        0         0        0         0        0
 Amortization                                                                             0.0%      0.0%     0.0%      0.0%     0.0%







                                                                           Projected - June 30,
                                                     ------------------------------------------------------------------
AMORTIZATION SCHEDULES:                               2005            2006          2007            2008          2009
                                                     ------------------------------------------------------------------

Senior Term Loan A (real estate):
  Beginning Balance                                  $1,000         $  800         $  600         $  400         $  200
  Stated Coupon                                        9.75%          9.75%          9.75%          9.75%          9.75%
  Total Interest Expense                             $   88         $   68         $   49         $   29         $   10
  Scheduled Amortization                                200            200            200            200            200
  Additional Prepayments                                  0              0              0              0              0
  Ending Balance                                        800            600            400            200              0
  Scheduled Amortization                               10.0%          10.0%          10.0%          10.0%          10.0%

Revolving Facility:
  Available on Accounts Rec.(1)                      $2,875         $2,875         $2,875         $2,875         $2,875
  Available on Inventory(2)                           3,930          3,930          3,930          3,930          3,930
      Total Availability                              6,805          6,805          6,805          6,805          6,805
  Usage (End. Bal.) As A % Of Availability              0.0%           0.0%           0.0%           0.0%           0.0%
  Beginning Bal                                      $    0         $    0         $    0         $    0         $    0
  Stated Coupon                                        9.25%          9.25%          9.25%          9.25%          9.25%
  Total Interest Expense                             $    0         $    0         $    0         $    0         $    0
  Retirements (Additions)                                 0              0              0              0              0
  Ending Balance                                          0              0              0              0              0
  Unused Availability                                 6,805          6,805          6,805          6,805          6,805

Senior Term Loan B (equipment and cash flow):
 Beginning Balance                                   $    0         $    0         $    0         $    0         $    0
 Stated Coupon                                        10.25%         10.25%         10.25%         10.25%         10.25%
 Total Interest Expense                              $    0         $    0         $    0         $    0         $    0
 Scheduled Amortization                                   0              0              0              0              0
 Additional Prepayments                                   0              0              0              0              0
 Ending Balance                                           0              0              0              0              0
 Amortization                                           0.0%           0.0%           0.0%           0.0%           0.0%

n/a:
 Beginning Balance                                   $    0         $    0         $    0         $    0         $    0
 Stated Coupon                                         0.00%          0.00%          0.00%          0.00%          0.00%
 Total Interest Expense                              $    0         $    0         $    0         $    0         $    0
 Scheduled Amortization                                   0              0              0              0              0
 Additional Prepayments                                   0              0              0              0              0
 Ending Balance                                           0              0              0              0              0
 Amortization                                           0.0%           0.0%           0.0%           0.0%           0.0%


1. Availability based on 80% advance rates on US & Canadian receivables and those foreign receivables that are backed by a letter of credit. The remaining receivables were deemed ineligible.

2. Availability based on 40% advanced against raw materials and 70% advanced against work in progress and finished goods.

                                PROJECT MICROWAVE                     Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS               Page 6 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)



                                                              Pro Forma
                                                              At Closing                   Projected - June 30,
                                                              -------------------------------------------------------------------
AMORTIZATION SCHEDULES:                                       6/30/99       2000        2001        2002        2003        2004
                                                              -------------------------------------------------------------------

Mezzanine debt:
 Beginning Balance                                             $    0      $6,000      $6,000      $6,000      $6,000      $6,000
 Stated Coupon                                                   0.00%      13.00%      13.00%      13.00%      13.00%      13.00%
 Total Interest Expense                                        $    0      $  780      $  780      $  780      $  780      $  780
 Cash Coupon                                                     0.00%      13.00%      13.00%      13.00%      13.00%      13.00%
 Cash Interest Expense                                         $    0      $  780      $  780      $  780      $  780      $  780
 Non Cash Interest Expense Accrued                                  0           0           0           0           0           0

 Scheduled Amortization                                             0           0           0           0           0           0
 Additional Prepayments                                             0           0           0           0           0           0
 Ending Balance                     9.0 Years Avg. Life         6,000       6,000       6,000       6,000       6,000       6,000

n/a:
 Beginning Balance                                             $    0      $    0      $    0      $    0      $    0      $    0
 Stated Coupon                                                   0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
 Total Interest Expense                                        $    0      $    0      $    0      $    0      $    0      $    0
 Cash Coupon                                                     0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
 Cash Interest Expense                                         $    0      $    0      $    0      $    0      $    0      $    0
 Non Cash Interest Expense Accrued                                  0           0           0           0           0           0
 Scheduled Amortization                                             0           0           0           0           0           0
 Ending Balance                                                     0           0           0           0           0           0

Preferred Stock:
 Beginning Balance                                             $    0      $    0      $    0      $    0      $    0      $    0
 Stated Coupon                                                   0.00%      35.00%      35.00%      35.00%      35.00%      35.00%
 Total Dividend                                                $    0      $    0      $    0      $    0      $    0      $    0
 Cash Coupon                                                     0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
 Cash Dividend                                                 $    0      $    0      $    0      $    0      $    0      $    0
 PIK Dividend Accrued                                               0           0           0           0           0           0
 Scheduled Redemption                                               0           0           0           0           0           0
 Ending Balance                                                     0           0           0           0           0           0






                                                                               Projected - June 30,
                                                              ------------------------------------------------------
AMORTIZATION SCHEDULES:                                       2005         2006        2007       2008         2009
                                                              ------------------------------------------------------

Mezzanine debt:
 Beginning Balance                                            $6,000      $6,000      $6,000      $4,000      $2,000
 Stated Coupon                                                 13.00%      13.00%      13.00%      13.00%      13.00%
 Total Interest Expense                                       $  780      $  780      $  780      $  520      $  260
 Cash Coupon                                                   13.00%      13.00%      13.00%      13.00%      13.00%
 Cash Interest Expense                                        $  780      $  780      $  780      $  520      $  260
 Non Cash Interest Expense Accrued                                 0           0           0           0           0

 Scheduled Amortization                                            0           0       2,000       2,000       2,000
 Additional Prepayments                                            0           0           0           0           0
 Ending Balance                                                6,000       6,000       4,000       2,000           0

n/a:
 Beginning Balance                                            $    0      $    0      $    0      $    0      $    0
 Stated Coupon                                                  0.00%       0.00%       0.00%       0.00%       0.00%
 Total Interest Expense                                       $    0      $    0      $    0      $    0      $    0
 Cash Coupon                                                    0.00%       0.00%       0.00%       0.00%       0.00%
 Cash Interest Expense                                        $    0      $    0      $    0      $    0      $    0
 Non Cash Interest Expense Accrued                                 0           0           0           0           0
 Scheduled Amortization                                            0           0           0           0           0
 Ending Balance                                                    0           0           0           0           0

Preferred Stock:
 Beginning Balance                                            $    0      $    0      $    0      $    0      $    0
 Stated Coupon                                                 35.00%      35.00%      35.00%      35.00%      35.00%
 Total Dividend                                               $    0      $    0      $    0      $    0      $    0
 Cash Coupon                                                    0.00%       0.00%       0.00%       0.00%       0.00%
 Cash Dividend                                                $    0      $    0      $    0      $    0      $    0
 PIK Dividend Accrued                                              0           0           0           0           0
 Scheduled Redemption                                              0           0           0           0           0
 Ending Balance                                                    0           0           0           0           0

                                PROJECT MICROWAVE                     Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS               Page 7 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)


COVERAGE:                                            Historical - June 30, 0                     Projected - June 30,
                                                 -------------------------------------------------------------------------------
                                                 1996     1997      1998     1999     2000      2001     2002      2003     2004
                                                 -------------------------------------------------------------------------------
EBIT/Pro Forma Senior Interest                   3.79     2.42      3.04     2.67     2.66      4.16     6.15     10.44    21.84
EBIT/Pro Forma Total Cash Interest               2.21     1.41      1.77     1.56     1.55      2.26     3.03      4.22     5.29
EBIT/Pro Forma Total Interest                    2.21     1.41      1.77     1.56     1.55      2.26     3.03      4.22     5.29
                                                 -------------------------------------------------------------------------------
EBITA/Pro Forma Senior Interest                  3.79     2.42      3.04     2.67     3.09      4.67     6.77     11.33    23.73
EBITA/Pro Forma Total Cash Interest              2.21     1.41      1.77     1.56     1.80      2.54     3.33      4.58     5.75
EBITA/Pro Forma Total Interest                   2.21     1.41      1.77     1.56     1.80      2.54     3.33      4.58     5.75
                                                 -------------------------------------------------------------------------------
EBITDA/Pro Forma Senior Interest                 4.75     3.45      4.19     3.86     4.13      5.77     8.06     13.09    27.76
EBITDA/Pro Forma Total Cash Int.                 2.77     2.01      2.45     2.25     2.41      3.13     3.96      5.29     6.72
EBITDA/Pro Forma Total Int.                      2.77     2.01      2.45     2.25     2.41      3.13     3.96      5.29     6.72
EBITDA/Pro Forma Total Int. + Dividends          2.77     2.01      2.45     2.25     2.41      3.13     3.96      5.29     6.72
                                                 -------------------------------------------------------------------------------
EBITDA-PF Capex/Pro Forma Total Int.             2.56     1.80      2.23     2.04     2.20      2.90     3.70      4.98     6.33
EBITDA-PF Capex/Pro Forma Debt Service           1.56     1.09      1.36     1.24     1.34      1.70     2.08      2.60     5.30
EBITDA-PF Capex/Pro Forma Debt Service + Div.    1.56     1.09      1.36     1.24     1.34      1.70     2.08      2.60     5.30
                                                 -------------------------------------------------------------------------------
Senior Debt/EBITDA                               0.29     0.34      0.28     2.88     2.29      1.66     1.13      0.62     0.14
Total Debt/EBITDA                                0.29     0.34      0.28     4.31     3.62      2.78     2.12      1.48     1.01
Senior Debt/EBITDA-PF Capex                      0.31     0.39      0.30     3.19     2.51      1.79     1.21      0.65     0.15
Total Debt/EBITDA-PF Capex                       0.31     0.39      0.30     4.76     3.97      3.01     2.27      1.58     1.07


COVERAGE:                                                   Projected - June 30,
                                                 ------------------------------------------
                                                  2005     2006    2007      2008     2009
                                                 ------------------------------------------
EBIT/Pro Forma Senior Interest                   64.95    84.97   118.96    198.26   594.79
EBIT/Pro Forma Total Cash Interest                6.57     6.84     7.00     10.56    21.50
EBIT/Pro Forma Total Interest                     6.57     6.84     7.00     10.56    21.50
                                                 ------------------------------------------
EBITA/Pro Forma Senior Interest                  68.61    89.67   125.54    209.24   627.71
EBITA/Pro Forma Total Cash Interest               6.94     7.22     7.38     11.14    22.69
EBITA/Pro Forma Total Interest                    6.94     7.22     7.38     11.14    22.69
                                                 ------------------------------------------
EBITDA/Pro Forma Senior Interest                 78.86   101.40   141.95    236.59   709.77
EBITDA/Pro Forma Total Cash Int.                  7.97     8.16     8.35     12.60    25.65
EBITDA/Pro Forma Total Int.                       7.97     8.16     8.35     12.60    25.65
EBITDA/Pro Forma Total Int. + Dividends           7.97     8.16     8.35     12.60    25.65
                                                 ------------------------------------------
EBITDA-PF Capex/Pro Forma Total Int.              7.51     7.69     7.87     11.87    24.17
EBITDA-PF Capex/Pro Forma Debt Service            6.11     6.22     2.15      2.37     2.64
EBITDA-PF Capex/Pro Forma Debt Service + Div.     6.11     6.22     2.15      2.37     2.64
                                                 ------------------------------------------
Senior Debt/EBITDA                                0.12     0.09     0.06      0.03     0.00
Total Debt/EBITDA                                 0.98     0.95     0.64      0.32     0.00
Senior Debt/EBITDA-PF Capex                       0.12     0.09     0.06      0.03     0.00
Total Debt/EBITDA-PF Capex                        1.04     1.01     0.67      0.34     0.00

1.       Unfinancible pro forma capex is assumed to be $400M per year.


                                                      Pro Forma
                                                     At Closing
                                                     -------------------------------------------------------------------
CAPITALIZATION:                                      6/30/99      2000        2001        2002        2003        2004
                                                     -------------------------------------------------------------------
Minimum Cash Balance Required                        $     0     $     0     $     0     $     0     $     0     $     0
Minimum Average Excess Seasonal W/C                        0           0           0           0           0           0
Additions To Cash & Avg. Excess Seasonal W/C               0           0           0           0           0           0

Cash Flow Available to Repay Additional Debt               0         321         120         391       1,255       3,396
Additional Debt Repaid                                     0         321         120         391       1,255       3,070
                                                     -------------------------------------------------------------------
Excess Cash Flow                                           0           0           0           0           0         326
Cumulative Excess Cash                                     0           0           0           0           0         326
Outstanding Balances:
    Senior Term Loan A (real estate)                 $ 2,000     $ 1,800     $ 1,600     $ 1,400     $ 1,200     $ 1,000
    Revolving Facility                                 5,156       4,836       4,716       4,325       3,070           0
    Senior Term Loan B (equipment and cash flow)       5,000       3,679       2,559       1,168           0           0
    n/a                                                    0           0           0           0           0           0
        Total Senior Debt                             12,156      10,315       8,875       6,893       4,270       1,000
    Mezzanine debt                                     6,000       6,000       6,000       6,000       6,000       6,000
    n/a                                                    0           0           0           0           0           0
        Total Debt                                    18,156      16,315      14,875      12,893      10,270       7,000
    Preferred Stock                                        0           0           0           0           0           0
    Common Stock                                       4,825       5,445       6,825       8,859      11,639      14,558





                                                     -------------------------------------------------------
CAPITALIZATION:                                       2005        2006        2007         2008        2009
                                                     -------------------------------------------------------
Minimum Cash Balance Required                        $     0     $     0     $     0     $     0     $     0
Minimum Average Excess Seasonal W/C                        0           0           0           0           0
Additions To Cash & Avg. Excess Seasonal W/C               0           0           0           0           0

Cash Flow Available to Repay Additional Debt           3,424       3,405       1,419       1,609       1,799
Additional Debt Repaid                                     0           0           0           0           0
                                                     -------------------------------------------------------
Excess Cash Flow                                       3,424       3,405       1,419       1,609       1,799
Cumulative Excess Cash                                 3,750       7,155       8,574      10,183      11,981
Outstanding Balances:
    Senior Term Loan A (real estate)                 $   800     $   600     $   400     $   200     $     0
    Revolving Facility                                     0           0           0           0           0
    Senior Term Loan B (equipment and cash flow)           0           0           0           0           0
    n/a                                                    0           0           0           0           0
        Total Senior Debt                                800         600         400         200           0
    Mezzanine debt                                     6,000       6,000       4,000       2,000           0
    n/a                                                    0           0           0           0           0
        Total Debt                                     6,800       6,600       4,400       2,200           0
    Preferred Stock                                        0           0           0           0           0
    Common Stock                                      17,761      21,046      24,343      27,831      31,509

                                PROJECT MICROWAVE                      Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS                Page 8 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)


                                                                                                     Pro Forma
PROJECTED BALANCE SHEET:                                     Historical - June 30,                   At Closing
                                                 --------------------------------------------------------------
                                                  1995          1996         1997          1998          1999
                                                 --------------------------------------------------------------
Cash and Equivalents                             $ 6,078     $  5,932      $  8,933      $  6,163      $      0
Trade Receivables, Net                             6,733        7,061         5,990         6,616         6,634
Inventories                                        4,997        5,639         5,139         5,675         5,335
Deferred Taxes                                       415          254           357           231           351
Other Current Assets                                 243          425           385           257           613
                                                 --------------------------------------------------------------
Current Assets                                    18,466       19,311        20,804        18,942        12,933

Long-Term Investments                              2,031        2,024         2,018         3,117           113
Investment in Affiliate                                0            0           250           325           363
PP&E Net                                           5,868        5,569         5,296         4,925         4,984
Other Assets                                         288          680           846           989         1,036
New Goodwill                                           0            0             0             0         8,025
Unamortized Non-Compete Agreement                      0            0             0             0             0
Unamortized Tran. Costs                                0            0             0             0           750
                                                 --------------------------------------------------------------
    Total Assets                                 $26,653     $ 27,584      $ 29,214      $ 28,298      $ 28,204
                                                 ==============================================================

Notes Pay. & Curr. Mat. of LTD                   $     0     $     63      $     67      $     92      $      0
Accounts Payable                                   1,003          990         1,095         1,491         1,318
Accrued Payroll and Benefits                       1,406          571           916         1,115           951
Deferred Income                                    1,099        1,098         1,039         1,280         1,402
Income Taxes Payable                                 532          410           488           538           819
Warranty Reserve                                     142          175           218           213           261
Other Current Liabilities                            237          455           572           577           344
                                                 --------------------------------------------------------------
Current Liabilities                                4,419        3,762         4,395         5,306         5,095

Minority Interest                                      0            0             0             0             0
Deferred Taxes                                        64           54           110            96           127

Senior Term Loan A (real estate)                   1,578        1,417         1,229         1,177         2,000
Revolving Facility                                     0            0             0             0         5,156
Senior Term Loan B (equipment and cash flow)           0            0             0             0         5,000
n/a                                                    0            0             0             0             0
Mezzanine debt                                         0            0             0             0         6,000
n/a                                                    0            0             0             0             0
Preferred Stock                                        0            0             0             0             0
Stockholders' Equity                              20,592       22,351        23,480        21,719         4,825
                                                 --------------------------------------------------------------
    Total Liabilities & Equity                   $26,653     $ 27,584      $ 29,214      $ 28,298      $ 28,204
                                                 ==============================================================

CHANGES IN WORKING CAPITAL:
Uses:
Accounts Receivable                                  N/A          328        (1,071)          626            18
Inventories                                          N/A          642          (500)          536          (340)
Deferred Taxes                                       N/A         (161)          103          (126)          120
Other Current Assets                                 N/A          182           (40)         (128)          356
Sources:
Accounts Payable                                     N/A           13          (105)         (396)          173
Accrued Payroll and Benefits                         N/A          835          (345)         (199)          164
Deferred Income                                      N/A            1            59          (241)         (122)
Income Taxes Payable                                 N/A          122           (78)          (50)         (281)
Warranty Reserve                                     N/A          (33)          (43)            5           (48)
Other Current Liabilities                            N/A         (218)         (117)           (5)          233
                                                 --------------------------------------------------------------
Total Inc. (Decr.) in Wkg. Cap                       N/A     $  1,711      ($ 2,137)     $     22      $    273
                                                 ==============================================================



PROJECTED BALANCE SHEET:                                                   Projected - June 30,
                                                 ---------------------------------------------------------------------------
                                                   2000           2001         2002          2003         2004         2005
                                                 ---------------------------------------------------------------------------
Cash and Equivalents                             $      0      $     (0)     $      0      $     (0)     $   326     $ 3,750
Trade Receivables, Net                              5,131         5,644         6,208         6,829        6,829       6,829
Inventories                                         5,806         6,318         6,874         7,479        7,479       7,479
Deferred Taxes                                        351           351           351           351          351         351
Other Current Assets                                  613           613           613           613          613         613
                                                 ---------------------------------------------------------------------------
Current Assets                                     11,900        12,926        14,046        15,271       15,597      19,021

Long-Term Investments                                 113           113           113           113          113         113
Investment in Affiliate                               363           363           363           363          363         363
PP&E Net                                            4,648         4,429         4,260         4,129        3,923       3,823
Other Assets                                        1,036         1,036         1,036         1,036        1,036       1,036
New Goodwill                                        7,704         7,383         7,062         6,741        6,420       6,099
Unamortized Non-Compete Agreement                       0             0             0             0            0           0
Unamortized Tran. Costs                               600           450           300           150            0           0
                                                 ---------------------------------------------------------------------------
    Total Assets                                 $ 26,364      $ 26,699      $ 27,180      $ 27,803      $27,452     $30,455
                                                 ===========================================================================

Notes Pay. & Curr. Mat. of LTD                   $      0      $      0      $      0      $      0      $     0     $     0
Accounts Payable                                    1,158         1,260         1,371         1,492        1,492       1,492
Accrued Payroll and Benefits                          836           909           989         1,076        1,076       1,076
Deferred Income                                     1,232         1,341         1,459         1,587        1,587       1,587
Income Taxes Payable                                  720           783           852           927          927         927
Warranty Reserve                                      229           250           272           295          295         295
Other Current Liabilities                             302           329           358           389          389         389
                                                 ---------------------------------------------------------------------------
Current Liabilities                                 4,477         4,872         5,301         5,767        5,767       5,767

Minority Interest                                       0             0             0             0            0           0
Deferred Taxes                                        127           127           127           127          127         127

Senior Term Loan A (real estate)                    1,800         1,600         1,400         1,200        1,000         800
Revolving Facility                                  4,836         4,716         4,325         3,070            0           0
Senior Term Loan B (equipment and cash flow)        3,679         2,559         1,168             0            0           0
n/a                                                     0             0             0             0            0           0
Mezzanine debt                                      6,000         6,000         6,000         6,000        6,000       6,000
n/a                                                     0             0             0             0            0           0
Preferred Stock                                         0             0             0             0            0           0
Stockholders' Equity                                5,445         6,825         8,859        11,639       14,558      17,761
                                                 ---------------------------------------------------------------------------
    Total Liabilities & Equity                   $ 26,364      $ 26,699      $ 27,180      $ 27,803      $27,452     $30,455
                                                 ===========================================================================

CHANGES IN WORKING CAPITAL:
Uses:
Accounts Receivable                                (1,503)          513           564           621            0           0
Inventories                                           471           512           556           604            0           0
Deferred Taxes                                          0             0             0             0            0           0
Other Current Assets                                    0             0             0             0            0           0
Sources:
Accounts Payable                                      160          (102)         (111)         (121)           0           0
Accrued Payroll and Benefits                          115           (74)          (80)          (87)           0           0
Deferred Income                                       170          (109)         (118)         (128)           0           0
Income Taxes Payable                                   99           (63)          (69)          (75)           0           0
Warranty Reserve                                       32           (20)          (22)          (24)           0           0
Other Current Liabilities                              42           (27)          (29)          (31)           0           0
                                                 ---------------------------------------------------------------------------
Total Inc. (Decr.) in Wkg. Cap                   $   (415)     $    630      $    692      $    759      $     0     $     0
                                                 ===========================================================================


PROJECTED BALANCE SHEET:                                      Projected - June 30,
                                                 -------------------------------------------
                                                   2006        2007        2008        2009
                                                 -------------------------------------------
Cash and Equivalents                             $ 7,155     $ 8,574     $10,183     $11,981
Trade Receivables, Net                             6,829       6,829       6,829       6,829
Inventories                                        7,479       7,479       7,479       7,479
Deferred Taxes                                       351         351         351         351
Other Current Assets                                 613         613         613         613
                                                 -------------------------------------------
Current Assets                                    22,427      23,845      25,454      27,253

Long-Term Investments                                113         113         113         113
Investment in Affiliate                              363         363         363         363
PP&E Net                                           3,823       3,823       3,823       3,823
Other Assets                                       1,036       1,036       1,036       1,036
New Goodwill                                       5,778       5,457       5,136       4,815
Unamortized Non-Compete Agreement                      0           0           0           0
Unamortized Tran. Costs                                0           0           0           0
                                                 -------------------------------------------
    Total Assets                                 $33,540     $34,637     $35,925     $37,403
                                                 ===========================================

Notes Pay. & Curr. Mat. of LTD                   $     0     $     0     $     0     $     0
Accounts Payable                                   1,492       1,492       1,492       1,492
Accrued Payroll and Benefits                       1,076       1,076       1,076       1,076
Deferred Income                                    1,587       1,587       1,587       1,587
Income Taxes Payable                                 927         927         927         927
Warranty Reserve                                     295         295         295         295
Other Current Liabilities                            389         389         389         389
                                                 -------------------------------------------
Current Liabilities                                5,767       5,767       5,767       5,767

Minority Interest                                      0           0           0           0
Deferred Taxes                                       127         127         127         127

Senior Term Loan A (real estate)                     600         400         200           0
Revolving Facility                                     0           0           0           0
Senior Term Loan B (equipment and cash flow)           0           0           0           0
n/a                                                    0           0           0           0
Mezzanine debt                                     6,000       4,000       2,000           0
n/a                                                    0           0           0           0
Preferred Stock                                        0           0           0           0
Stockholders' Equity                              21,046      24,343      27,831      31,509
                                                 -------------------------------------------
    Total Liabilities & Equity                   $33,540     $34,637     $35,925     $37,403
                                                 ===========================================

CHANGES IN WORKING CAPITAL:
Uses:
Accounts Receivable                                    0           0           0           0
Inventories                                            0           0           0           0
Deferred Taxes                                         0           0           0           0
Other Current Assets                                   0           0           0           0
Sources:
Accounts Payable                                       0           0           0           0
Accrued Payroll and Benefits                           0           0           0           0
Deferred Income                                        0           0           0           0
Income Taxes Payable                                   0           0           0           0
Warranty Reserve                                       0           0           0           0
Other Current Liabilities                              0           0           0           0
                                                 -------------------------------------------
Total Inc. (Decr.) in Wkg. Cap                   $     0     $     0     $     0     $     0
                                                 ===========================================


                                PROJECT MICROWAVE                     Exhibit 9
                            LEVERAGED BUYOUT ANALYSIS               Page 9 of 9
                             MANAGEMENT PROJECTIONS
                                ($ IN THOUSANDS)


CALCULATION OF RETURNS TO INVESTORS:

         NET TERMINAL VALUE:
             2004 EBITDA                                         $ 6,920        $ 6,920        $ 6,920        $ 6,920       $ 6,920
             Terminal Multiple                                      5.00           5.50           6.00           6.50          7.00
                                                                 ------------------------------------------------------------------
                 Terminal Value                                   34,601         38,061         41,521         44,981        48,441

           Less:  2004 Outstanding Balances
               Senior Term Loan A (real estate)                    1,000          1,000          1,000          1,000         1,000
               Revolving Facility                                      0              0              0              0             0
               Senior Term Loan B (equipment and cash flow)            0              0              0              0             0
               n/a                                                     0              0              0              0             0
               Mezzanine debt                                      6,000          6,000          6,000          6,000         6,000
               n/a                                                     0              0              0              0             0
               Preferred Stock                                         0              0              0              0             0
           Plus:  2004 Excess Cash                                   326            326            326            326           326
                                                                 ------------------------------------------------------------------

               Net Terminal Value                                $27,927        $31,387        $34,847        $38,307       $41,767
                                                                 ==================================================================



                                                      At
         CASH FLOWS TO INVESTORS:                   Closing       Year 1   Year 2    Year 3     Year 4       Year 5        IRR
                                                    ---------------------------------------------------------------------------
         Mezzanine             20.0%       5.00     (5,880)        780      780        780        780        12,365       25.07%
         Mezzanine             20.0%       5.50     (5,880)        780      780        780        780        13,057       26.21%
         Mezzanine             20.0%       6.00     (5,880)        780      780        780        780        13,749       27.31%
         Mezzanine             20.0%       6.50     (5,880)        780      780        780        780        14,441       28.37%
         Mezzanine             20.0%       7.00     (5,880)        780      780        780        780        15,133       29.39%

         Preferred Stock        0.0%       5.00          0           0        0          0          0             0        0.00%
         Preferred Stock        0.0%       5.50          0           0        0          0          0             0        0.00%
         Preferred Stock        0.0%       6.00          0           0        0          0          0             0        0.00%
         Preferred Stock        0.0%       6.50          0           0        0          0          0             0        0.00%
         Preferred Stock        0.0%       7.00          0           0        0          0          0             0        0.00%

         Management Equity     80.0%       5.00     (4,825)          0        0          0          0        22,342       35.87%
         Management Equity     80.0%       5.50     (4,825)          0        0          0          0        25,110       39.08%
         Management Equity     80.0%       6.00     (4,825)          0        0          0          0        27,878       42.02%
         Management Equity     80.0%       6.50     (4,825)          0        0          0          0        30,646       44.73%
         Management Equity     80.0%       7.00     (4,825)          0        0          0          0        33,414       47.26%

         Investor Equity        0.0%       5.00          0           0        0          0          0             0        0.00%
         Investor Equity        0.0%       5.50          0           0        0          0          0             0        0.00%
         Investor Equity        0.0%       6.00          0           0        0          0          0             0        0.00%
         Investor Equity        0.0%       6.50          0           0        0          0          0             0        0.00%
         Investor Equity        0.0%       7.00          0           0        0          0          0             0        0.00%

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 1 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)

PURCHASE ASSUMPTIONS:


Purchase Price / Share                      $10.75
Number of Shares (000's) as of 9/8/99        3,043
                                           -------
    Purchase Price of Equity               $32,717
Purchase of Options                            342
Transaction Costs                              750
Repayment of Existing Debt                   1,239
Non-Compete Agreement                            0
Purchase of Preferred Stock                      0
Plus: Required Cash (Excess)                (9,773)
Less: Asset Sales                                0
                                           -------
    Financing Requirements                 $25,275

Purchase Multiples:
  Multiple of 1999 EBITDA                     6.00x
  Multiple of 1999 EBITA                      8.66x
  Multiple of 2000 EBITDA                     5.60x
  Multiple of 2000 EBITA                      7.49x


CAPITALIZATION:

                                                                         % Common
                                                   Amount         % Total         Equity
                                                  -------------------------------------
Senior Term Loan A (real estate)                  $  2,000           7.9%           0.0%
Revolving Facility                                   5,114          20.2%           0.0%
Senior Term Loan B (equipment and cash flow)         5,000          19.8%           0.0%
n/a                                                      0           0.0%           0.0%
                                                  -------------------------------------
      Total Senior Debt                             12,114          47.9%           0.0%

Mezzanine debt                                       6,000          23.7%          20.0%
n/a                                                      0           0.0%           0.0%
                                                  -------------------------------------
      Total Debt                                    18,114          71.7%          20.0%

Preferred Stock                                      2,000           7.9%           0.0%
Management Equity(1)                                 5,162          20.4%          80.0%
Investor Equity                                          0           0.0%           0.0%
                                                  -------------------------------------
Total Capitalization                              $ 25,275         100.0%         100.0%
                                                  =====================================

1. Michael Collins: 480,142 shares, 24,750 options as of 9/8/99


CALCULATION OF INTANGIBLES:


Purchase Price of Equity       $33,059
Less: Book Value                22,741
                              ---------

Goodwill                        10,318
Years of Amortization               25
                              ---------
    Annual Goodwill Expense       $413

Non-Compete Agreement               $0
Years of Amortization               15
                              ---------
     Annual Non-Compete
        Amortization                $0

Transaction Costs                 $750
Years of Amortization                5
                              ---------
    Annual Trans. - Debt Exp.     $150

                                                              Historical - June 30,                       Projected - June 30,
                                                  ----------------------------------------------------------------------------
OPERATING ASSUMPTIONS:                             1995      1996      1997      1998      1999      2000      2001      2002
                                                  ----------------------------------------------------------------------------
SALES GROWTH:                                       N/A      -0.4%     -4.5%      7.6%     -0.9%      5.0%     10.0%     12.7%
COGS GROWTH:                                        N/A      -1.8%      2.9%     11.5%      0.5%      3.9%      8.8%      8.8%

GM AS % OF SALES:                                  57.8%     58.4%     55.2%     53.6%     52.9%     53.4%     53.9%     55.5%
GM AS % OF SALES GROWTH:                            N/A       0.6%     -9.7%      4.4%     -2.1%      6.0%     11.0%     16.0%

OPERATING EXPENSES GROWTH (1):                      N/A       2.6%     -0.7%     -0.6%      0.0%      3.5%      8.5%     10.0%
OPERATING EXPENSES % OF SALES:                     39.8%     41.1%     42.7%     39.4%     39.8%     40.0%     39.5%     38.5%

EBITDA Margin                                      17.1%     16.5%     12.5%     14.1%     13.1%     13.4%     14.4%     17.0%
EBITDA Growth                                        N/A     -4.0%    -27.4%     21.7%     -7.9%      7.0%     18.5%     32.5%

CAPITAL EXPENDITURES                             $1,028    $1,013    $1,165    $1,119    $1,447    $  800    $  800    $  800
DEPRECIATION                                     $  927    $1,052    $1,116    $1,261    $1,299    $1,136    $1,019    $  969

WORKING CAPITAL ASSUMPTIONS:
Accounts Rec. (Days of Sales)(2)                   77.7      81.9      72.7      74.6      75.5      55.6      55.6      55.6
Inventory Days(2)                                 136.7     157.2     139.1     137.8     128.9     135.0     135.0     135.0

Accounts Payable (Days of COGS)(3)                 27.4      27.6      29.6      36.2      31.8      26.9      26.9      26.9
Accrued Payroll and Benefits (Days of COGS)(3)     38.5      15.9      24.8      27.1      23.0      19.4      19.4      19.4
Deferred Income (Days of COGS)(3)                  30.1      30.6      28.1      31.1      33.9      28.6      28.6      28.6
Income Taxes Payable (Days of COGS)(3)             14.6      11.4      13.2      13.1      19.8      16.7      16.7      16.7
Warranty Reserve (Days of COGS)(3)                  3.9       4.9       5.9       5.2       6.3       5.3       5.3       5.3
Other Current Liabilities (Days of COGS)(3)         6.5      12.7      15.5      14.0       8.3       7.0       7.0       7.0
Current Liabilities (Days of COGS)(3)             120.9     104.9     119.0     128.9     123.1     104.1     104.1     104.1

                                                                       Projected - June 30,
                                                -------------------------------------------------------------------
OPERATING ASSUMPTIONS:                            2003      2004      2005      2006      2007      2008      2009
                                                -------------------------------------------------------------------
SALES GROWTH:                                     12.2%      0.4%      0.0%      0.0%      0.0%      0.0%      0.0%
COGS GROWTH:                                       8.8%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%

GM AS % OF SALES:                                 56.8%     57.0%     57.0%     57.0%     57.0%     57.0%     57.0%
GM AS % OF SALES GROWTH:                          14.9%      0.8%      0.0%      0.0%      0.0%      0.0%      0.0%

OPERATING EXPENSES GROWTH (1):                    10.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
OPERATING EXPENSES % OF SALES:                    37.8%     37.6%     37.6%     37.6%     37.6%     37.6%     37.6%

EBITDA Margin                                     19.0%     19.4%     19.4%     19.4%     19.4%     19.4%     19.4%
EBITDA Growth                                     25.9%      2.2%      0.0%      0.0%      0.0%      0.0%      0.0%

CAPITAL EXPENDITURES                            $  800    $  800    $  800    $  800    $  800    $  800    $  800
DEPRECIATION                                    $  931    $1,006    $  900    $  800    $  800    $  800    $  800

WORKING CAPITAL ASSUMPTIONS:
Accounts Rec. (Days of Sales)(2)                  55.6      55.6      55.6      55.6      55.6      55.6      55.6
Inventory Days (2)                               135.0     135.0     135.0     135.0     135.0     135.0     135.0

Accounts Payable (Days of COGS)(3)                26.9      26.9      26.9      26.9      26.9      26.9      26.9
Accrued Payroll and Benefits (Days of COGS)(3)    19.4      19.4      19.4      19.4      19.4      19.4      19.4
Deferred Income (Days of COGS)(3)                 28.6      28.6      28.6      28.6      28.6      28.6      28.6
Income Taxes Payable (Days of COGS)(3)            16.7      16.7      16.7      16.7      16.7      16.7      16.7
Warranty Reserve (Days of COGS)(3)                 5.3       5.3       5.3       5.3       5.3       5.3       5.3
Other Current Liabilities (Days of COGS)(3)        7.0       7.0       7.0       7.0       7.0       7.0       7.0
Current Liabilities (Days of COGS)(3)            104.1     104.1     104.1     104.1     104.1     104.1     104.1


1. Assumes savings from lack of SEC filings will lower Operating Expenses as a percent of Total Revenues for the fiscal years 2000 and 2001.
2. Due to the seasonality of the business, projections are based on the average monthly Accounts Receivable and Inventory balances for the fiscal year ending 1999, ($5,137 and $6,058 respectively), less projected reductions from the 2000 Business Plan of $250 and $470 respectively.
3. Due to the seasonality of the business, projections are based on the average monthly Current Liabilities balance for the fiscal year ending 1999 which was $4,309. The components of Current Liabilities (AP, Accruals, etc.) were allocated based on proportional balances as of June 30, 1999, since the monthly balances were not available.

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS               Page 1a of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)

SOURCES AND USES OF FUNDS:

                                                                       % Common   % Pref.                      Total
                                                                        Equity    Equity    Cash     Total  Contingent
SOURCES OF FUNDS:                                    Amount   % Total    Owned    Owned    Coupon   Coupon    Coupon
----------------                                   -------------------------------------------------------------------
Senior Term Loan A (real estate)                     $2,000     7.9%      0.0%     0.0%     9.75%    9.75%     9.75%
Senior Term Loan B (equipment and cash flow)          5,000    19.8%      0.0%     0.0%    10.25%   10.25%    10.25%
Revolving Facility                                    5,114    20.2%      0.0%     0.0%     9.25%    9.25%     9.25%
n/a                                                       0     0.0%      0.0%     0.0%     0.00%    0.00%     0.00%
Mezzanine debt                                        6,000    23.7%     20.0%     0.0%    13.00%   13.00%    13.00%
n/a                                                       0     0.0%      0.0%     0.0%     0.00%    0.00%     0.00%
Preferred Stock                                       2,000     7.9%      0.0%   100.0%     0.00%   35.00%    35.00%
Management Equity (1)                                 5,162    20.4%     80.0%     0.0%     0.00%    0.00%     0.00%
Investor Equity                                           0     0.0%      0.0%     0.0%     0.00%    0.00%     0.00%
Asset Sales                                               0     0.0%
                                                   ----------------------------
    Total Sources of Funds                          $25,275   100.0%    100.0%
                                                   ============================

1. Michael Collins: 480,142 shares, 24,750 options as of 9/8/99


USES OF FUNDS:                           Amount
--------------                         ----------
Purchase Stock                           $32,717
Purchase Options                             342
Refinance Existing Third Party Debt        1,239
Redeem Accrued Dividends                       0
Non-Compete Agreement                          0
Other B                                        0
Other C                                        0
Transaction Costs                            750
Required Cash (Excess)                    (9,773)
                                       ----------
    Total Uses of Funds                  $25,275
                                       ==========

RETURNS TO INVESTORS:

                                               Multiple of EBITDA
                                -----------------------------------------------
                                   5.00      5.50     6.00      6.50     7.00
                                -----------------------------------------------
Net Terminal Value               $32,302   $36,862  $41,422   $45,982  $50,542
% of Projected Value                78.0%     89.0%   100.0%    111.0%   122.0%


                                                                          Internal Rate of Return
                                                               --------------------------------------------
Senior Subordinated Debt (Based on a $0 total equity investment)
                                         % Common  % Pref.
      (0=Warrants, 1=Equity Strip)              0        0
  Sr. Sub. W/Equity or Warrants:             15.0%     0.0%    23.8%     25.0%    26.1%     27.2%    28.2%
                                             20.0%     0.0%    26.5%     27.9%    29.3%     30.6%    31.8%
                                             25.0%     0.0%    29.0%     30.6%    32.2%     33.6%    35.0%

Junior Subordinated Debt                                        0.0%      0.0%     0.0%      0.0%     0.0%
Preferred Stock                                                38.1%     38.1%    38.1%     38.1%    38.1%
Investor Equity                               0.0%     0.0%     0.0%      0.0%     0.0%      0.0%     0.0%
Total Management Equity                      80.0%     0.0%    38.0%     41.7%    45.0%     48.1%    50.9%

Management's Blended Return (Based on a $5,162 total equity investment)
                        %Equity:             75.0%     0.0%    27.6%     31.0%    34.1%     36.9%    39.6%
                                             80.0%     0.0%    29.3%     32.7%    35.9%     38.7%    41.4%
                                             85.0%     0.0%    30.8%     34.3%    37.5%     40.4%    43.1%


           PRIVATE COMPANY SAVINGS:                  $270


CREDIT STATISTICS:

                                   1998     1999     2000     2001
                                  --------------------------------
EBITA/PF Senior Interest          3.05      2.68     3.10     4.69
EBITA/PF Total Interest           1.78      1.56     1.81     2.54

EBITDA/PF Total Cash Interest     2.45      2.26     2.42     3.14
EBITDA/PF Total Int.              2.45      2.26     2.42     3.14

EBITDA-PF Capex/PF Total Int.     2.24      2.04     2.20     2.91
EBITDA-PF Capex/PF Debt Ser.      1.36      1.24     1.34     1.70

Senior Debt/EBITDA-PF Capex(1)    0.30      3.17     2.50     1.78
Total Debt/EBITDA-PF Capex(1)     0.30      4.75     3.96     3.00

1. Unfinancible pro forma capex is assumed to be $400M per year.

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 2 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)

OPENING BALANCE SHEET ADJUSTMENTS:

                                                    Adjustments             Pro Forma
                                                                           Adjustments               Pro Forma
                                                    ------------------------------------------------------------
                                                    6/30/99               Debits   Credits             6/30/99
                                                    --------             ------------------            --------
 Cash and Cash Equivalents (1)                      $  9,773             $      0   $ 9,773                  $0
 Short-term Investments                                    0                    0         0                   0
 Accounts Receivable                                   6,634                    0         0               6,634
 Parts and Raw Materials                               3,104                    0         0               3,104
 Work-in-progress and Finished Goods                   2,231                    0         0               2,231
                                                    --------             ------------------            --------
 Inventories-Total                                     5,335                    0         0               5,335
 Deferred Taxes                                          351                    0         0                 351
 Other Current Assets                                    613                    0         0                 613
                                                    --------             ------------------            --------
 Current Assets                                       22,706                    0     9,773              12,933

 Long-Term Investments                                   113                    0         0                 113
 Investment in Affiliate                                 363                    0         0                 363
 PP&E Net                                              4,984                    0         0               4,984
 Other Assets                                          1,036                    0         0               1,036

 New Goodwill                                              0               10,318         0              10,318
 Unamortized Non-Compete Agreement                         0                    0         0                   0
 Unamortized Tran. Costs                                   0                  750         0                 750
                                                    --------             ------------------            --------
     Total Assets                                   $ 29,202             $ 11,068   $ 9,773            $ 30,497
                                                    ========             ==================            ========

 Notes Pay. & Curr. Mat. of LTD                     $  1,066             $ $1,066        $0                  $0
 Accounts Payable                                      1,318                    0         0               1,318
 Accrued Payroll and Benefits                            951                    0         0                 951
 Deferred Income                                       1,402                    0         0               1,402
 Income Taxes Payable                                    819                    0         0                 819
 Warranty Reserve                                        261                    0         0                 261
 Other Current Liabilities                               344                    0         0                 344
                                                    --------             ------------------            --------
 Current Liabilities                                   6,161                1,066         0               5,095

 Deferred Taxes                                          127                    0         0                 127
                                                                                                              0
 Senior Term Loan A (real estate)                        173                  173     2,000               2,000
 Revolving Facility                                        0                    0     5,114               5,114
 Senior Term Loan B (equipment and cash flow)              0                    0     5,000               5,000
 n/a                                                       0                    0         0                   0
 Mezzanine debt                                            0                    0     6,000               6,000
 n/a                                                       0                    0         0                   0
 Preferred Stock                                           0                    0     2,000               2,000
 Stockholders' Equity (1)                             22,741               22,741     5,162               5,162
                                                    --------             ------------------            --------
        Total Liabilities & Equity                  $ 29,202             $ 23,980   $25,275            $ 30,497
                                                    ========             ==================            ========

   1. Assumes an additional $646M cash from operations for the first quarter of fiscal year 2000.

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 3 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)

INCOME STATEMENT:

                                                     Historical - June 30,                                   Projected - June 30,
                                               ------------------------------------------------------------------------------------
                                                1995       1996       1997       1998       1999       2000       2001       2002
                                               ------------------------------------------------------------------------------------
Net Sales                                      $31,611    $31,477    $30,075    $32,362    $32,077    $33,681    $37,049   $41,754
 Cost of Goods Sold                             13,341     13,096     13,481     15,030     15,110     15,697     17,082    18,586
                                               ------------------------------------------------------------------------------------
Gross Profit                                    18,270     18,381     16,594     17,332     16,967     17,984     19,967    23,168
 Gross Margin % of Sales                          57.8%      58.4%      55.2%      53.6%      52.9%      53.4%      53.9%     55.5%
 Operating Expenses (excl depr)                 12,864     13,193     13,100     13,023     13,021     13,472    $14,619   $16,081
Pro Forma Private Company Savings                 (270)      (270)      (270)      (270)      (270)         0          0         0
                                               ------------------------------------------------------------------------------------
EBITDA                                           5,406      5,188      3,764      4,579      4,216      4,512      5,348     7,087
EBITDA Margin % of Sales                          17.1%      16.5%      12.5%      14.1%      13.1%      13.4%      14.4%     17.0%
                                               ------------------------------------------------------------------------------------
 Depreciation                                      927      1,052      1,116      1,261      1,299      1,136      1,019       969
                                               ------------------------------------------------------------------------------------
EBITA                                            4,479      4,136      2,648      3,318      2,917      3,376      4,329     6,118
EBITA Margin % Sales                              14.2%      13.1%       8.8%      10.3%       9.1%      10.0%      11.7%     14.7%
                                               ------------------------------------------------------------------------------------
Amort. of Old Goodwill                               0          0          0          0          0          0          0         0
Amort. of Other                                      0          0          0          0          0          0          0         0
Amort. of Goodwill                                   0          0          0          0          0        413        413       413
Amort. of Non-Compete Agreement                      0          0          0          0          0          0          0         0
Amort. of Tran. Costs                                0          0          0          0          0        150        150       150
                                               ------------------------------------------------------------------------------------
Earnings Before Int. & Taxes                     4,479      4,136      2,648      3,318      2,917      2,813      3,766     5,555
EBIT Margin                                       14.2%      13.1%       8.8%      10.3%       9.1%       8.4%      10.2%     13.3%
Cash Interest Expense:                         ------------------------------------------------------------------------------------
 Senior Term Loan A (real estate)                    0          0          0          0          0        185        166       146
 Revolving Facility                                  0          0          0          0          0        458        438       401
 Senior Term Loan B (equipment and cash flow)        0          0          0          0          0        445        320       177
 n/a                                                 0          0          0          0          0          0          0         0
 Mezzanine debt                                      0          0          0          0          0        780        780       780
 n/a                                                 0          0          0          0          0          0          0         0
                                               ------------------------------------------------------------------------------------
Total Cash Interest Expense                          0          0          0          0          0      1,868      1,703     1,504
Non Cash Interest Expense                            0          0          0          0          0          0          0         0
                                               ------------------------------------------------------------------------------------
Total Interest Expense                               0          0          0          0          0      1,868      1,703     1,504
                                               ------------------------------------------------------------------------------------
Other Income (Expense)                             412        383        324        485        326         30         30        30
                                               ------------------------------------------------------------------------------------
Earnings Before Taxes                            4,891      4,519      2,972      3,803      3,243        975      2,093     4,081
 Provision for Taxes @ 32%                       1,712      1,611        865      1,110        938        444        802     1,438
                                               ------------------------------------------------------------------------------------
Net Income                                       3,179      2,908      2,107      2,693      2,305        531      1,291     2,643
Extraordinary Items                                  0          0          0          0          0          0          0         0
Preferred Dividends                                  0          0          0          0          0        761      1,051     1,451
                                               ------------------------------------------------------------------------------------
Addition to Retained Earnings                  $ 3,179    $ 2,908    $ 2,107    $ 2,693    $ 2,305    ($  230)   $   240   $ 1,192
                                               ====================================================================================

                                                                      Projected - June 30,
                                               ------------------------------------------------------------------------
                                                   2003      2004      2005      2006       2007       2008       2009
                                               ------------------------------------------------------------------------
Net Sales                                        $46,829   $47,029   $47,029   $47,029    $47,029    $47,029    $47,029
 Cost of Goods Sold                               20,220    20,220    20,220    20,220     20,220     20,220     20,220
                                               -------------------------------------------------------------------------
Gross Profit                                      26,609    26,809    26,809    26,809     26,809     26,809     26,809
 Gross Margin % of Sales                            56.8%     57.0%     57.0%     57.0%      57.0%      57.0%      57.0%
 Operating Expenses (excl depr)                  $17,689   $17,689   $17,689   $17,689    $17,689    $17,689    $17,689
Pro Forma Private Company Savings                      0         0         0         0          0          0          0
                                               -------------------------------------------------------------------------
EBITDA                                             8,920     9,120     9,120     9,120      9,120      9,120      9,120
EBITDA Margin % of Sales                            19.0%     19.4%     19.4%     19.4%      19.4%      19.4%      19.4%
                                               -------------------------------------------------------------------------
 Depreciation                                        931     1,006       900       800        800        800        800
                                               -------------------------------------------------------------------------
EBITA                                              7,989     8,114     8,220     8,320      8,320      8,320      8,320
EBITA Margin % Sales                                17.1%     17.3%     17.5%     17.7%      17.7%      17.7%      17.7%
                                               -------------------------------------------------------------------------
Amort. of Old Goodwill                                 0         0         0         0          0          0          0
Amort. of Other                                        0         0         0         0          0          0          0
Amort. of Goodwill                                   413       413       413       413        413        413        413
Amort. of Non-Compete Agreement                        0         0         0         0          0          0          0
Amort. of Tran. Costs                                150       150         0         0          0          0          0
                                               -------------------------------------------------------------------------
Earnings Before Int. & Taxes                       7,426     7,551     7,807     7,907      7,907      7,907      7,907
EBIT Margin                                         15.9%     16.1%     16.6%     16.8%      16.8%      16.8%      16.8%
                                               -------------------------------------------------------------------------
Cash Interest Expense:
 Senior Term Loan A (real estate)                    127       107        88        68         49         29         10
 Revolving Facility                                  240        55         0         0          0          0          0
 Senior Term Loan B (equipment and cash flow)         46         0         0         0          0          0          0
 n/a                                                   0         0         0         0          0          0          0
 Mezzanine debt                                      780       780       780       780        780        520        260
 n/a                                                   0         0         0         0          0          0          0
                                               -------------------------------------------------------------------------
Total Cash Interest Expense(1)                     1,193       942       868       848        829        549        270
Non Cash Interest Expense                              0         0         0         0          0          0          0
                                               -------------------------------------------------------------------------
Total Interest Expense                             1,193       942       868       848        829        549        270
                                               -------------------------------------------------------------------------
Other Income (Expense)                                30        30        30        30         30         30         30
                                               -------------------------------------------------------------------------
Earnings Before Taxes                              6,264     6,639     6,969     7,089      7,108      7,388      7,667
 Provision for Taxes @ 32%                         2,136     2,257     2,362     2,401      2,407      2,496      2,586
                                               -------------------------------------------------------------------------
Net Income                                         4,127     4,383     4,607     4,688      4,702      4,892      5,082
Extraordinary Items                                    0         0         0         0          0          0          0
Preferred Dividends                                2,003     2,766     3,819     5,272      7,279     10,049     13,874
                                               -------------------------------------------------------------------------
Addition to Retained Earnings                    $ 2,124   $ 1,617   $   789   ($  584)   ($2,577)   ($5,157)   ($8,792)
                                               -------------------------------------------------------------------------

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 4 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)

CASH FLOW STATEMENT:

                                                   Historical - June 30,                                Projected - June 30,
                                           ------------------------------------------------------------------------------------
                                              1995      1996       1997      1998       1999       2000       2001       2002
                                           ------------------------------------------------------------------------------------
Addition to Retained Earnings              $ 3,179    $ 2,908    $ 2,107    $ 2,693    $ 2,305      $(230)   $   240    $ 1,192

  + Depreciation                               927      1,052      1,116      1,261      1,299      1,136      1,019        969
  + Amort. of Old Goodwill                       0          0          0          0          0          0          0          0
  + Amort. of Other                              0          0          0          0          0          0          0          0
  + Amort. of Goodwill                           0          0          0          0          0        413        413        413
  + Amort. of Non-Compete                        0          0          0          0          0          0          0          0
  + Amort. of Tran. Costs                        0          0          0          0          0        150        150        150
  + Change in LT Investments                   N/A          7          6     (1,099)     3,004          0          0          0
  + Change in Investment in Affiliate          N/A          0       (250)       (75)       (38)         0          0          0
  + Change in Other Assets                     N/A       (392)      (166)      (143)       (47)         0          0          0
  + Change in Deferred Taxes                   N/A        (10)        56        (14)        31          0          0          0
  + Non Cash Interest Expense                    0          0          0          0          0          0          0          0
  + PIK Dividends Accrued                        0          0          0          0          0        761      1,051      1,451
  - Capital Expenditures                    (1,028)    (1,013)    (1,165)    (1,119)    (1,447)      (800)      (800)      (800)
  - Changes in W/C                             N/A     (1,711)     2,137        (22)      (273)       415       (630)      (844)
                                           ------------------------------------------------------------------------------------
 Cash Flow Available For Debt                  N/A        841      3,841      1,482      4,834      1,844      1,443      2,531
 - Scheduled Debt Retirement                     0          0          0          0          0     (1,200)    (1,200)    (1,200)
 - Additions to Cash & Seas. W/C                 0          0          0          0          0          0          0          0
                                           ------------------------------------------------------------------------------------
 Cash Flow Available to Retire Term B          N/A        841      3,841      1,482      4,834        644        243      1,331
 - Additional Term B Retirement1                 0          0          0          0          0       (322)      (121)      (665)
Cash Flow Available To
                                           ----------------------------------------------------------------------------------------
     Retire Additional Debt                    N/A    $   841    $ 3,841    $ 1,482    $ 4,834    $   322    $   121    $   665
                                           ========================================================================================


                                                                        Projected - June 30,
                                            -------------------------------------------------------------------------
                                              2003       2004       2005        2006      2007       2008        2009
                                            --------------------------------------------------------------------------
Addition to Retained Earnings               $ 2,124    $ 1,617    $   789      $(584)   $(2,577)   $(5,157)   $(8,792)

  + Depreciation                                931      1,006        900        800        800        800        800
  + Amort. of Old Goodwill                        0          0          0          0          0          0          0
  + Amort. of Other                               0          0          0          0          0          0          0
  + Amort. of Goodwill                          413        413        413        413        413        413        413
  + Amort. of Non-Compete                         0          0          0          0          0          0          0
  + Amort. of Tran. Costs                       150        150          0          0          0          0          0
  + Change in LT Investments                      0          0          0          0          0          0          0
  + Change in Investment in Affiliate             0          0          0          0          0          0          0
  + Change in Other Assets                        0          0          0          0          0          0          0
  + Change in Deferred Taxes                      0          0          0          0          0          0          0
  + Non Cash Interest Expense                     0          0          0          0          0          0          0
  + PIK Dividends Accrued                     2,003      2,766      3,819      5,272      7,279     10,049     13,874
  - Capital Expenditures                       (800)      (800)      (800)      (800)      (800)      (800)      (800)
  - Changes in W/C                             (911)       (30)         0          0          0          0          0
                                           --------------------------------------------------------------------------
 Cash Flow Available For Debt                 3,910      5,121      5,120      5,101      5,114      5,304      5,495
 - Scheduled Debt Retirement                 (1,091)      (200)      (200)      (200)    (2,200)    (2,200)    (2,200)
 - Additions to Cash & Seas. W/C                  0          0          0          0          0          0          0
                                           --------------------------------------------------------------------------
 Cash Flow Available to Retire Term B         2,818      4,921      4,920      4,901      2,914      3,104      3,295
 - Additional Term B Retirement1                  0          0          0          0          0          0          0
Cash Flow Available To
                                           --------------------------------------------------------------------------
     Retire Additional Debt                 $ 2,818    $ 4,921    $ 4,920    $ 4,901    $ 2,914    $ 3,104    $ 3,295
                                           ==========================================================================

1. Additional retirement of the Term B loan using 50% of excess cash

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 5 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)

                                                                               Pro Forma
                                                                               At Closing
                                                                               ------------------------------------------------
AMORTIZATION SCHEDULES:                                                        6/30/99     2000      2001     2002      2003
-----------------------                                                        ------------------------------------------------
Senior Term Loan A (real estate):                   Pay down term loan with excess cash once revolver paid off (Y/N)? N
    Beginning Balance                                                            $    0    $2,000   $1,800    $1,600   $1,400
    Stated Coupon                                                                  0.00%     9.75%    9.75%     9.75%    9.75%
    Total Interest Expense                                                       $    0    $  185   $  166    $  146   $  127
    Scheduled Amortization                                                            0       200      200       200      200
    Additional Prepayments                                                            0         0        0         0        0
    Ending Balance                                                                2,000     1,800    1,600     1,400    1,200
    Scheduled Amortization                              5.5 Years Avg. Life                  10.0%    10.0%     10.0%    10.0%

Revolving Facility:
   Available on Accounts Rec.(1)               42.1%                             $2,793    $2,160   $2,376    $2,678   $3,003
   Available on Inventory (2)                  52.5%                              2,803     3,051    3,320     3,612    3,930
        Total Availability                                                        5,596     5,211    5,696     6,290    6,933
    Usage (End. Bal.) As A % Of Availability                                       91.4%     92.0%    82.0%     63.7%    17.1%
    Beginning Bal.                                                               $    0    $5,114   $4,792    $4,670   $4,005
    Stated Coupon                                                                  0.00%     9.25%    9.25%     9.25%    9.25%
    Total Interest Expense                                                       $    0    $  458   $  438    $  401   $  240
    Retirements (Additions)                        1999 Avg. Excess                   0       322      121       665    2,818
    Ending Balance                                 W/C Requirement:         $0    5,114     4,792    4,670     4,005    1,186
    Unused Availability                                                             483       419    1,026     2,285    5,746

Senior Term Loan B (equipment and cash flow):                      Pay down term loan with 50% excess cash?

    Beginning Balance                                                            $    0    $5,000   $3,678    $2,556   $  891
    Stated Coupon                                                                  0.00%    10.25%   10.25%    10.25%   10.25%
    Total Interest Expense                                                       $    0    $  445   $  320    $  177   $   46
    Scheduled Amortization                                                            0     1,000    1,000     1,000      891
    Additional Prepayments                                                            0       322      121       665        0
    Ending Balance                                                                5,000     3,678    2,556       891        0
    Amortization                                        2.4 Years Avg. Life                 20.0%    20.0%     20.0%    20.0%

n/a:
    Beginning Balance                                                            $    0    $    0   $    0    $    0   $    0
    Stated Coupon                                                                  0.00%     0.00%    0.00%     0.00%    0.00%
    Total Interest Expense                                                       $    0    $    0   $    0    $    0   $    0
    Scheduled Amortization                                                            0         0        0         0        0
    Additional Prepayments                                                            0         0        0         0        0
    Ending Balance                                                                    0         0        0         0        0
    Amortization                                                                             0.0%     0.0%      0.0%     0.0%


                                                                                             Projected - June 30,
                                                                            -------------------------------------------------------
AMORTIZATION SCHEDULES:                                                       2004     2005      2006     2007      2008     2009
-----------------------                                                     -------------------------------------------------------
Senior Term Loan A (real estate):                          Pay down term loan with excess cash once revolver paid off (Y/N)? N
    Beginning Balance                                                        $1,200    $1,000   $  800    $  600   $  400   $  200
    Stated Coupon                                                              9.75%     9.75%    9.75%     9.75%    9.75%    9.75%
    Total Interest Expense                                                   $  107    $   88   $   68    $   49   $   29   $   10
    Scheduled Amortization                                                      200       200      200       200      200      200
    Additional Prepayments                                                        0         0        0         0        0        0
    Ending Balance                                                            1,000       800      600       400      200        0
    Scheduled Amortization                           5.5 Years Avg. Life       10.0%     10.0%    10.0%     10.0%    10.0%    10.0%

Revolving Facility:
   Available on Accounts Rec.(1)               42.1%                         $3,016    $3,016   $3,016    $3,016   $3,016   $3,016
   Available on Inventory (2)                  52.5%                          3,930     3,930    3,930     3,930    3,930    3,930
        Total Availability                                                    6,946     6,946    6,946     6,946    6,946    6,946
    Usage (End. Bal.) As A % Of Availability                                    0.0%      0.0%     0.0%      0.0%     0.0%     0.0%
    Beginning Bal.                                                           $1,186    $    0   $    0    $    0   $    0       $0
    Stated Coupon                                                              9.25%     9.25%    9.25%     9.25%    9.25%    9.25%
    Total Interest Expense                                                   $   55    $    0   $    0    $    0   $    0   $    0
    Retirements (Additions)                        1999 Avg. Excess           1,186         0        0         0        0        0
    Ending Balance                                 W/C Requirement:               0         0        0         0        0        0
    Unused Availability                                                       6,946     6,946    6,946     6,946    6,946    6,946

Senior Term Loan B (equipment and cash flow):                                  Pay down Yerm loan with 50% excess cash?
    Beginning Balance                                                        $    0    $    0   $    0    $    0   $    0   $    0
    Stated Coupon                                                             10.25%    10.25%   10.25%    10.25%   10.25%   10.25%
    Total Interest Expense                                                   $    0    $    0   $    0    $    0   $    0   $    0
    Scheduled Amortization                                                        0         0        0         0        0        0
    Additional Prepayments                                                        0         0        0         0        0        0
    Ending Balance                                                                0         0        0         0        0        0
    Amortization                                     2.4 Years Avg. Life      20.0%      0.0%     0.0%      0.0%     0.0%     0.0%

n/a:
    Beginning Balance                                                        $    0    $    0   $    0    $    0   $    0   $    0
    Stated Coupon                                                              0.00%     0.00%    0.00%     0.00%    0.00%    0.00%
    Total Interest Expense                                                   $    0    $    0   $    0    $    0   $    0   $    0
    Scheduled Amortization                                                        0         0        0         0        0        0
    Additional Prepayments                                                        0         0        0         0        0        0
    Ending Balance                                                                0         0        0         0        0        0
    Amortization                                                               0.0%      0.0%     0.0%      0.0%     0.0%     0.0%

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 6 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)


AMORTIZATION SCHEDULES:
-----------------------
                                                            Pro Forma
                                                            At Closing                                     Projected - June 30,
                                                            --------------------------------------------------------------------
                                                            6/30/99       2000       2001        2002       2003         2004
                                                            --------------------------------------------------------------------
Mezzanine debt:
    Beginning Balance                                       $     0     $ 6,000     $ 6,000     $ 6,000     $ 6,000     $ 6,000
    Stated Coupon                                              0.00%      13.00%      13.00%      13.00%      13.00%      13.00%
    Total Interest Expense                                  $     0     $   780     $   780     $   780     $   780     $   780
    Cash Coupon                                                0.00%      13.00%      13.00%      13.00%      13.00%      13.00%
    Cash Interest Expense                                   $     0     $   780     $   780     $   780     $   780     $   780
    Non Cash Interest Expense Accrued                             0           0           0           0           0           0

    Scheduled Amortization                                        0           0           0           0           0           0
    Additional Prepayments                                        0           0           0           0           0           0
    Ending Balance                  9.0 Years Avg. Life       6,000       6,000       6,000       6,000       6,000       6,000

n/a:
    Beginning Balance                                       $     0     $     0     $     0     $     0     $     0     $     0
    Stated Coupon                                              0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
    Total Interest Expense                                  $     0     $     0     $     0     $     0     $     0     $     0
    Cash Coupon                                                0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
    Cash Interest Expense                                   $     0     $     0     $     0     $     0     $     0     $     0
    Non Cash Interest Expense Accrued                             0           0           0           0           0           0
    Scheduled Amortization                                        0           0           0           0           0           0
    Ending Balance                                                0           0           0           0           0           0

Preferred Stock:
    Beginning Balance                                       $     0     $ 2,000     $ 2,761     $ 3,812     $ 5,263     $ 7,267
    Stated Coupon                                              0.00%      35.00%      35.00%      35.00%      35.00%      35.00%
    Total Dividend                                          $     0     $   761     $ 1,051     $ 1,451     $ 2,003     $ 2,766
    Cash Coupon                                                0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
    Cash Dividend                                           $     0     $     0     $     0     $     0     $     0     $     0
    PIK Dividend Accrued                                          0         761       1,051       1,451       2,003       2,766
    Scheduled Redemption                                          0           0           0           0           0           0
    Ending Balance                                            2,000       2,761       3,812       5,263       7,267      10,032


                                                                               Projected - June 30,
                                                           ----------------------------------------------------------
AMORTIZATION SCHEDULES:                                      2005         2006       2007        2008         2009
-----------------------                                    ----------------------------------------------------------
Mezzanine debt:
    Beginning Balance                                        $ 6,000     $ 6,000     $ 6,000     $ 4,000     $ 2,000
    Stated Coupon                                              13.00%      13.00%      13.00%      13.00%      13.00%
    Total Interest Expense                                   $   780     $   780     $   780     $   520     $   260
    Cash Coupon                                                13.00%      13.00%      13.00%      13.00%      13.00%
    Cash Interest Expense                                    $   780     $   780     $   780     $   520     $   260
    Non Cash Interest Expense Accrued                              0           0           0           0           0

    Scheduled Amortization                                         0           0       2,000       2,000       2,000
    Additional Prepayments                                         0           0           0           0           0
    Ending Balance                  9.0 Years Avg. Life        6,000       6,000       4,000       2,000           0

n/a:
    Beginning Balance                                        $     0     $     0     $     0     $     0     $     0
    Stated Coupon                                               0.00%       0.00%       0.00%       0.00%       0.00%
    Total Interest Expense                                   $     0     $     0     $     0     $     0     $     0
    Cash Coupon                                                 0.00%       0.00%       0.00%       0.00%       0.00%
    Cash Interest Expense                                    $     0     $     0     $     0     $     0     $     0
    Non Cash Interest Expense Accrued                              0           0           0           0           0
    Scheduled Amortization                                         0           0           0           0           0
    Ending Balance                                                 0           0           0           0           0

Preferred Stock:
    Beginning Balance                                        $10,032     $13,851     $19,123     $26,402     $36,451
    Stated Coupon                                              35.00%      35.00%      35.00%      35.00%      35.00%
    Total Dividend                                           $ 3,819     $ 5,272     $ 7,279     $10,049     $13,874
    Cash Coupon                                                 0.00%       0.00%       0.00%       0.00%       0.00%
    Cash Dividend                                            $     0     $     0     $     0     $     0     $     0
    PIK Dividend Accrued                                       3,819       5,272       7,279      10,049      13,874
    Scheduled Redemption                                           0           0           0           0           0
    Ending Balance                                            13,851      19,123      26,402      36,451      50,325

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 7 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)



    COVERAGE:                                                                   Historical - June 30,
    ---------                                        ---------------------------------------------------------------------------
                                                          1996     1997      1998     1999     2000      2001     2002      2003
                                                     ---------------------------------------------------------------------------
    EBIT/Pro Forma Senior Interest                        3.80     2.43      3.05     2.68     2.59      4.08     7.67     18.00
    EBIT/Pro Forma Total Cash Interest                    2.21     1.42      1.78     1.56     1.51      2.21     3.69      6.23
    EBIT/Pro Forma Total Interest                         2.21     1.42      1.78     1.56     1.51      2.21     3.69      6.23
                                                     ---------------------------------------------------------------------------
    EBITA/Pro Forma Senior Interest                       3.80     2.43      3.05     2.68     3.10      4.69     8.45     19.37
    EBITA/Pro Forma Total Cash Interest                   2.21     1.42      1.78     1.56     1.81      2.54     4.07      6.70
    EBITA/Pro Forma Total Interest                        2.21     1.42      1.78     1.56     1.81      2.54     4.07      6.70
                                                     ---------------------------------------------------------------------------
    EBITDA/Pro Forma Senior Interest                      4.77     3.46      4.21     3.87     4.15      5.79     9.79     21.62
    EBITDA/Pro Forma Total Cash Int.                      2.78     2.01      2.45     2.26     2.42      3.14     4.71      7.48
    EBITDA/Pro Forma Total Int.                           2.78     2.01      2.45     2.26     2.42      3.14     4.71      7.48
    EBITDA/Pro Forma Total Int. + Dividends               1.97     1.43      1.74     1.60     1.72      1.94     2.40      2.79
                                                     ---------------------------------------------------------------------------
    EBITDA-PF Capex/Pro Forma Total Int.                  2.56     1.80      2.24     2.04     2.20      2.91     4.45      7.14
    EBITDA-PF Capex/Pro Forma Debt Service                1.56     1.10      1.36     1.24     1.34      1.70     2.47      3.73
    EBITDA-PF Capex/Pro Forma Debt Service + Div.         1.25     0.88      1.09     1.00     1.07      1.25     1.61      1.99
                                                     ---------------------------------------------------------------------------
    Senior Debt/EBITDA                                    0.29     0.34      0.28     2.87     2.28      1.65     0.89      0.27
    Total Debt/EBITDA                                     0.29     0.34      0.28     4.30     3.61      2.77     1.74      0.94
    Senior Debt/EBITDA-PF Capex                           0.31     0.39      0.30     3.17     2.50      1.78     0.94      0.28
    Total Debt/EBITDA-PF Capex                            0.31     0.39      0.30     4.75     3.96      3.00     1.84      0.98


    COVERAGE:                                                        Projected - June 30,
    ---------                                        -----------------------------------------------------
                                                       2004      2005     2006     2007      2008     2009
                                                     -----------------------------------------------------
    EBIT/Pro Forma Senior Interest                    46.58     88.97   115.86   162.20    270.33   811.00
    EBIT/Pro Forma Total Cash Interest                 8.02      9.00     9.32     9.54     14.40    29.31
    EBIT/Pro Forma Total Interest                      8.02      9.00     9.32     9.54     14.40    29.31
                                                     -----------------------------------------------------
    EBITA/Pro Forma Senior Interest                   50.05     93.67   121.90   170.67    284.44   853.33
    EBITA/Pro Forma Total Cash Interest                8.61      9.47     9.81    10.04     15.15    30.84
    EBITA/Pro Forma Total Interest                     8.61      9.47     9.81    10.04     15.15    30.84
                                                     -----------------------------------------------------
    EBITDA/Pro Forma Senior Interest                  56.25    103.93   133.63   187.08    311.79   935.38
    EBITDA/Pro Forma Total Cash Int.                   9.68     10.51    10.75    11.00     16.60    33.81
    EBITDA/Pro Forma Total Int.                        9.68     10.51    10.75    11.00     16.60    33.81
    EBITDA/Pro Forma Total Int. + Dividends            2.46      1.95     1.49     1.12      0.86     0.64
                                                     -----------------------------------------------------
    EBITDA-PF Capex/Pro Forma Total Int.               9.26     10.05    10.28    10.52     15.88    32.33
    EBITDA-PF Capex/Pro Forma Debt Service             7.63      8.17     8.32     2.88      3.17     3.53
    EBITDA-PF Capex/Pro Forma Debt Service + Div.      2.23      1.78     1.38     0.85      0.68     0.53
                                                     -----------------------------------------------------
    Senior Debt/EBITDA                                 0.11      0.09     0.07     0.04      0.02     0.00
    Total Debt/EBITDA                                  0.77      0.75     0.72     0.48      0.24     0.00
    Senior Debt/EBITDA-PF Capex                        0.11      0.09     0.07     0.05      0.02     0.00
    Total Debt/EBITDA-PF Capex                         0.80      0.78     0.76     0.50      0.25     0.00

    1. Unfinancible pro forma capex is assumed to be $400M per year.


                                                            Pro Forma
                                                            At Closing
                                                           --------------------------------------------------------------------
CAPITALIZATION:                                             6/30/99        2000        2001        2002       2003         2004
--------------                                             --------------------------------------------------------------------
Minimum Cash Balance Required                               $     0     $     0     $     0     $     0     $     0     $     0
Minimum Average Excess Seasonal W/C                               0           0           0           0           0           0
Additions To Cash & Avg. Excess Seasonal W/C                      0           0           0           0           0           0

Cash Flow Available to Repay Additional Debt                      0         322         121         665       2,818       4,921
Additional Debt Repaid                                            0         322         121         665       2,818       1,186
                                                           --------------------------------------------------------------------
Excess Cash Flow                                                  0           0           0           0           0       3,734
Cumulative Excess Cash                                            0           0           0           0           0       3,734
Outstanding Balances:
    Senior Term Loan A (real estate)                        $ 2,000     $ 1,800     $ 1,600     $ 1,400     $ 1,200     $ 1,000
    Revolving Facility                                        5,114       4,792       4,670       4,005       1,186           0
    Senior Term Loan B (equipment and cash flow)              5,000       3,678       2,556         891           0           0
    n/a                                                           0           0           0           0           0           0
        Total Senior Debt                                    12,114      10,269       8,827       6,296       2,386       1,000
    Mezzanine debt                                            6,000       6,000       6,000       6,000       6,000       6,000
    n/a                                                           0           0           0           0           0           0
        Total Debt                                           18,114      16,269      14,827      12,296       8,386       7,000
    Preferred Stock                                           2,000       2,761       3,812       5,263       7,267      10,032
    Common Stock                                              5,162       4,931       5,172       6,364       8,487      10,104


                                                         ----------------------------------------------------------
CAPITALIZATION:                                                2005       2006        2007        2008         2009
--------------                                           ----------------------------------------------------------
Minimum Cash Balance Required                               $     0     $     0     $     0     $     0     $     0
Minimum Average Excess Seasonal W/C                               0           0           0           0           0
Additions To Cash & Avg. Excess Seasonal W/C                      0           0           0           0           0

Cash Flow Available to Repay Additional Debt                  4,920       4,901       2,914       3,104       3,295
Additional Debt Repaid                                            0           0           0           0           0
                                                         ----------------------------------------------------------
Excess Cash Flow                                              4,920       4,901       2,914       3,104       3,295
Cumulative Excess Cash                                        8,654      13,555      16,470      19,574      22,869
Outstanding Balances:
    Senior Term Loan A (real estate)                        $   800     $   600     $   400     $   200     $     0
    Revolving Facility                                            0           0           0           0           0
    Senior Term Loan B (equipment and cash flow)                  0           0           0           0           0
    n/a                                                           0           0           0           0           0
        Total Senior Debt                                       800         600         400         200           0
    Mezzanine debt                                            6,000       6,000       4,000       2,000           0
    n/a                                                           0           0           0           0           0
        Total Debt                                            6,800       6,600       4,400       2,200           0
    Preferred Stock                                          13,851      19,123      26,402      36,451      50,325
    Common Stock                                             10,893      10,309       7,732       2,574      (6,218)

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 8 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)

                                                                                   Pro Forma
PROJECTED BALANCE SHEET:                          Historical - June 30,            At Closing
------------------------                        ----------------------------------------------------------------------
                                                  1995     1996     1997     1998     1999     2000     2001      2002
                                                ----------------------------------------------------------------------
Cash and Equivalents                            $ 6,078  $ 5,932  $ 8,933  $ 6,163  $     0  $     0   $   (0) $     0
Trade Receivables, Net                            6,733    7,061    5,990    6,616    6,634    5,131    5,644    6,360
Inventories                                       4,997    5,639    5,139    5,675    5,335    5,806    6,318    6,874
Deferred Taxes                                      415      254      357      231      351      351      351      351
Other Current Assets                                243      425      385      257      613      613      613      613
                                                ----------------------------------------------------------------------
Current Assets                                   18,466   19,311   20,804   18,942   12,933   11,900   12,926   14,199

Long-Term Investments                             2,031    2,024    2,018    3,117      113      113      113      113
Investment in Affiliate                               0        0      250      325      363      363      363      363
PP&E Net                                          5,868    5,569    5,296    4,925    4,984    4,648    4,429    4,260
Other Assets                                        288      680      846      989    1,036    1,036    1,036    1,036
New Goodwill                                          0        0        0        0   10,318    9,905    9,493    9,080
Unamortized Non-Compete Agreement                     0        0        0        0        0        0        0        0
Unamortized Tran. Costs                               0        0        0        0      750      600      450      300
                                                ----------------------------------------------------------------------
        Total Assets                            $26,653  $27,584  $29,214  $28,298  $30,497  $28,566  $28,809  $29,351
                                                ======================================================================

Notes Pay. & Curr. Mat. of LTD                  $     0  $    63  $    67  $    92  $     0  $     0  $     0  $     0
Accounts Payable                                  1,003      990    1,095    1,491    1,318    1,158    1,260    1,371
Accrued Payroll and Benefits                      1,406      571      916    1,115      951      836      909      989
Deferred Income                                   1,099    1,098    1,039    1,280    1,402    1,232    1,341    1,459
Income Taxes Payable                                532      410      488      538      819      720      783      852
Warranty Reserve                                    142      175      218      213      261      229      250      272
Other Current Liabilities                           237      455      572      577      344      302      329      358
                                                ----------------------------------------------------------------------
Current Liabilities                               4,419    3,762    4,395    5,306    5,095    4,477    4,872    5,301

Minority Interest                                     0        0        0        0        0        0        0        0
Deferred Taxes                                       64       54      110       96      127      127      127      127

Senior Term Loan A (real estate)                  1,578    1,417    1,229    1,177    2,000    1,800    1,600    1,400
Revolving Facility                                    0        0        0        0    5,114    4,792    4,670    4,005
Senior Term Loan B (equipment and cash flow)          0        0        0        0    5,000    3,678    2,556      891
n/a                                                   0        0        0        0        0        0        0        0
Mezzanine debt                                        0        0        0        0    6,000    6,000    6,000    6,000
n/a                                                   0        0        0        0        0        0        0        0
Preferred Stock                                       0        0        0        0    2,000    2,761    3,812    5,263
Stockholders' Equity                             20,592   22,351   23,480   21,719    5,162    4,931    5,172    6,364
                                                ----------------------------------------------------------------------
        Total Liabilities & Equity              $26,653  $27,584  $29,214  $28,298  $30,497  $28,566  $28,809  $29,351
                                                ======================================================================
CHANGES IN WORKING CAPITAL:
---------------------------
Uses:
Accounts Receivable                                 N/A      328   (1,071)     626       18   (1,503)     513      717
Inventories                                         N/A      642     (500)     536     (340)     471      512      556
Deferred Taxes                                      N/A     (161)     103     (126)     120        0        0        0
Other Current Assets                                N/A      182      (40)    (128)     356        0        0        0
Sources:
Accounts Payable                                    N/A       13     (105)    (396)     173      160     (102)    (111)
Accrued Payroll and Benefits                        N/A      835     (345)    (199)     164      115      (74)     (80)
Deferred Income                                     N/A        1       59     (241)    (122)     170     (109)    (118)
Income Taxes Payable                                N/A      122      (78)     (50)    (281)      99      (63)     (69)
Warranty Reserve                                    N/A      (33)     (43)       5      (48)      32      (20)     (22)
Other Current Liabilities                           N/A     (218)    (117)      (5)     233       42      (27)     (29)
                                                -----------------------------------------------------------------------
Total Inc. (Decr.) in Wkg. Cap                      N/A  $ 1,711  $(2,137) $    22  $   273  $  (415) $   630  $   844
                                                =======================================================================



PROJECTED BALANCE SHEET:                                Projected - June 30,
------------------------                        -------------------------------------------------------------
                                                 2003      2004     2005    2006     2007     2008      2009
                                                -------------------------------------------------------------
Cash and Equivalents                            $    (0) $ 3,734  $ 8,654  $13,555  $16,470  $19,574  $22,869
Trade Receivables, Net                            7,133    7,164    7,164    7,164    7,164    7,164    7,164
Inventories                                       7,479    7,479    7,479    7,479    7,479    7,479    7,479
Deferred Taxes                                      351      351      351      351      351      351      351
Other Current Assets                                613      613      613      613      613      613      613
                                                -------------------------------------------------------------
Current Assets                                   15,576   19,341   24,261   29,162   32,076   35,181   38,475

Long-Term Investments                               113      113      113      113      113      113      113
Investment in Affiliate                             363      363      363      363      363      363      363
PP&E Net                                          4,129    3,923    3,823    3,823    3,823    3,823    3,823
Other Assets                                      1,036    1,036    1,036    1,036    1,036    1,036    1,036
New Goodwill                                      8,667    8,255    7,842    7,429    7,016    6,604    6,191
Unamortized Non-Compete Agreement                     0        0        0        0        0        0        0
Unamortized Tran. Costs                             150        0        0        0        0        0        0
                                                -------------------------------------------------------------
        Total Assets                            $30,034  $33,030  $37,438  $41,926  $44,428  $47,120  $50,001
                                                =============================================================

Notes Pay. & Curr. Mat. of LTD                  $     0  $     0  $     0  $     0  $     0  $     0  $     0
Accounts Payable                                  1,492    1,492    1,492    1,492    1,492    1,492    1,492
Accrued Payroll and Benefits                      1,076    1,076    1,076    1,076    1,076    1,076    1,076
Deferred Income                                   1,587    1,587    1,587    1,587    1,587    1,587    1,587
Income Taxes Payable                                927      927      927      927      927      927      927
Warranty Reserve                                    295      295      295      295      295      295      295
Other Current Liabilities                           389      389      389      389      389      389      389
                                                -------------------------------------------------------------
Current Liabilities                               5,767    5,767    5,767    5,767    5,767    5,767    5,767

Minority Interest                                     0        0        0        0        0        0        0
Deferred Taxes                                      127      127      127      127      127      127      127

Senior Term Loan A (real estate)                  1,200    1,000      800      600      400      200        0
Revolving Facility                                1,186        0        0        0        0        0        0
Senior Term Loan B (equipment and cash flow)          0        0        0        0        0        0        0
n/a                                                   0        0        0        0        0        0        0
Mezzanine debt                                    6,000    6,000    6,000    6,000    4,000    2,000        0
n/a                                                   0        0        0        0        0        0        0
Preferred Stock                                   7,267   10,032   13,851   19,123   26,402   36,451   50,325
Stockholders' Equity                              8,487   10,104   10,893   10,309    7,732    2,574   (6,218)
                                                -------------------------------------------------------------
        Total Liabilities & Equity              $30,034  $33,030  $37,438  $41,926  $44,428  $47,120  $50,001
                                                =============================================================
CHANGES IN WORKING CAPITAL:
---------------------------
Uses:
Accounts Receivable                                 773       30        0        0        0        0        0
Inventories                                         604        0        0        0        0        0        0
Deferred Taxes                                        0        0        0        0        0        0        0
Other Current Assets                                  0        0        0        0        0        0        0
Sources:
Accounts Payable                                   (121)       0        0        0        0        0        0
Accrued Payroll and Benefits                        (87)       0        0        0        0        0        0
Deferred Income                                    (128)       0        0        0        0        0        0
Income Taxes Payable                                (75)       0        0        0        0        0        0
Warranty Reserve                                    (24)       0        0        0        0        0        0
Other Current Liabilities                           (31)       0        0        0        0        0        0
                                                -------------------------------------------------------------
Total Inc. (Decr.) in Wkg. Cap                  $   911  $    30  $     0  $     0  $     0  $     0  $     0
                                                =============================================================

                               PROJECT MICROWAVE                      Exhibit 9
                           LEVERAGED BUYOUT ANALYSIS                Page 9 of 9
                                  UPSIDE CASE
                                ($ IN THOUSANDS)


CALCULATION OF RETURNS TO INVESTORS:
------------------------------------

NET TERMINAL VALUE:
    2004 EBITDA                                       $ 9,120    $ 9,120    $ 9,120    $ 9,120    $ 9,120
    Terminal Multiple                                    5.00       5.50       6.00       6.50       7.00
                                                      ---------------------------------------------------
        Terminal Value                                 45,600     50,160     54,720     59,280     63,840

  Less:  2004 Outstanding Balances
      Senior Term Loan A (real estate)                  1,000      1,000      1,000      1,000      1,000
      Revolving Facility                                    0          0          0          0          0
      Senior Term Loan B (equipment and cash 0low)          0          0          0          0
      n/a                                                   0          0          0          0          0
      Mezzanine debt                                    6,000      6,000      6,000      6,000      6,000
      n/a                                                   0          0          0          0          0
      Preferred Stock                                  10,032     10,032     10,032     10,032     10,032
  Plus:  2004 Excess Cash                               3,734      3,734      3,734      3,734      3,734
                                                      ---------------------------------------------------

      Net Terminal Value                              $32,302    $36,862    $41,422    $45,982    $50,542
                                                      ===================================================


                                              At
   CASH FLOWS TO INVESTORS:                Closing   Year 1   Year 2   Year 3   Year 4   Year 5      IRR
   ---------------------------             ---------------------------------------------------------------
   Mezzanine             20.0%      5.00   (5,880)     780       780      780       780   13,240    26.51%
   Mezzanine             20.0%      5.50   (5,880)     780       780      780       780   14,152    27.93%
   Mezzanine             20.0%      6.00   (5,880)     780       780      780       780   15,064    29.29%
   Mezzanine             20.0%      6.50   (5,880)     780       780      780       780   15,976    30.59%
   Mezzanine             20.0%      7.00   (5,880)     780       780      780       780   16,888    31.83%

   Preferred Stock        0.0%      5.00   (2,000)       0         0        0         0   10,032    38.06%
   Preferred Stock        0.0%      5.50   (2,000)       0         0        0         0   10,032    38.06%
   Preferred Stock        0.0%      6.00   (2,000)       0         0        0         0   10,032    38.06%
   Preferred Stock        0.0%      6.50   (2,000)       0         0        0         0   10,032    38.06%
   Preferred Stock        0.0%      7.00   (2,000)       0         0        0         0   10,032    38.06%

   Management Equity     80.0%      5.00   (5,162)       0         0        0         0   25,841    38.01%
   Management Equity     80.0%      5.50   (5,162)       0         0        0         0   29,489    41.70%
   Management Equity     80.0%      6.00   (5,162)       0         0        0         0   33,137    45.05%
   Management Equity     80.0%      6.50   (5,162)       0         0        0         0   36,785    48.11%
   Management Equity     80.0%      7.00   (5,162)       0         0        0         0   40,433    50.94%

   Investor Equity        0.0%      5.00        0        0         0        0         0        0     0.00%
   Investor Equity        0.0%      5.50        0        0         0        0         0        0     0.00%
   Investor Equity        0.0%      6.00        0        0         0        0         0        0     0.00%
   Investor Equity        0.0%      6.50        0        0         0        0         0        0     0.00%
   Investor Equity        0.0%      7.00        0        0         0        0         0        0     0.00%

                                                                     EXHIBIT 10
                                                                   PAGE 1 OF 12


                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)

                                       TARGET INFORMATION                                                             DEAL
         -----------------------------------------------------------------------------                          -------------------
ANNC'D         NAME                        REVENUE   EDITDA  DESCRIPTION               ACQUIRER                 VALUE        CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
 Oct-99  Vivid Technologies Inc                 23    (4.8)  Mftrs. auto. explosives   EG&G                     62.8
                                                             detection systems
 Oct-99  Furon Co. (US)                        480                                     Norton Corp. (US)        620.0
 Oct-99  Promedix.com (US)                                                             Chemdex Corp. (US)        ~419
 Sep-99  Bran + Luebbe GmbH (DE)               130                                     United Dominion
                                                                                       Industries, Ltd. (US)
 Sep-99  Clark Electromedical
         Instruments (UK)                                                              Harvard Apparatus,
                                                                                       Inc. (US)
 Sep-99  Clontech Laboratories Inc.                                                    Becton Dickinson &       200.0
                                                                                       Co.(US)
 Sep-99  Fiberchem Inc. (US)                                                           Intrex Data
                                                                                       Communications (CA)
 Sep-99  Genetic Microsystems                   23                                     Affymetrix Inc. (US)     120.0
         Inc. (US)
 Sep-99  Handar subsidiary of                    9                                     Vaisala Oyj (FI)
         TSI Inc. (US)
 Sep-99  Jaguar ESI/TOF-MS technology                                                  Leco Corp.                 2.6
         from Sensar Corp. (US)
 Sep-99  Matrix Technologies Corp. (US)         23                                     Sybron International
                                                                                       Corp. (US)
 Sep-99  Stem Corp. (UK)                         2                                     Barnstead Thermolyne,
                                                                                       a subsidiary of Sybron.
 Sep-99  Systems Sales Assocs. Inc.              8                                     Erie Scientific, a
                                                                                       subsidiary of Sybron
 Sep-99  TSI Inc. (US)                                                                 JJF Group, Inc. (US)     157.0
 Aug-99  Stem Corp Ltd                           2                                     Sybron International                 Aug-99
                                                                                       Corp
 Aug-99  AGA (SW)                                                                      Linde (DE)                 3.9b
 Aug-99  Anatec, part of the Protech
         Division of Buhler (CH)                 5                                     Buchi Labortechnik (CH)  L7.15b
 Aug-99  BOC Group (UK)                                                                Air Liquide (FR) and Air
                                                                                       Products & Chemicals (US)
 Aug-99  Cambridge Mol. Tech. Ltd. (UK)                                                Whatman plc. (UK)           L4m
 Aug-99  Charles Evans & Assocs. (US)                                                  High Voltage
                                                                                       Engineering (US)
 Aug-99  Cytogenetic imaging instrument                                                Applied Imaging (US)
         business from Vysis (US)
 Aug-99  Denver Instrument (US)                 18                                     Sartorius (DE)
 Aug-99  K&M Electronics from Derlan (CA)       21                                     ITT Industries (US)
 Aug-99  Scitec Automation Holdings (CH)                                               Zymark (US)
 Aug-99  Thru-Put Systems (US)                   3                                     ThermoQuest (US)
 Aug-99  Tri-Gas (US)                                                                  Matheson Gas Products(US)
 Aug-99                                                                                FEI (US)

                                                                     EXHIBIT 10
                                                                   PAGE 2 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)

                                       TARGET INFORMATION                                                             DEAL
         ------------------------------------------------------------------------------                        -------------------
ANNC'D         NAME                        REVENUE   EDITDA  DESCRIPTION               ACQUIRER                 VALUE        CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
 Jul-99  Environmental Technologies              20                                    Smiths Industries (UK)        14m
         Group (UK)
 Jul-99  Filtrak (DE)                                                                  Sartorius (DE)
 Jul-99  G. Cussons Holdings (UK)                                                      Trident Analytical (UK)    L10.5m
 Jul-99  Leica Mikroscopi (NO)                    5                                    Tamro Medlab (FI)
 Jul-99  Scientific detector products            12                                    Burle Industries (US)        8.5m
         business of Galileo Corp (US)                                                 Sartorius (DE)
 Jul-99  Vivascience, Life
         Purification Technologies (UK)
 Jun-99  Pacific Monolithics                     35         Mftrs indus. instr.        Hybrid Networks Inc          17.5
                                                            for measurement/
                                                            display/control
Jun-99  Atlantic Antibodies (US)                 2                                    Strategic Diagnostics(US)      3m
 Jun-99  Auburn International (US)                                                     Oxford Instruments (UK)      4.5m
 Jun-99  Daniel Industries (US)                                                        Emerson Electric (US)        460m
 Jun-99  Eclipse Tech. Software                                                        Alpha Technologies (US)
         Services (NL)
 Jun-99  Endogen (US)                            10                                    Perbio Science (SW)         13.6m
 Jun-99  Environmental Systems Corp.(US) 23 in 1998                                    TSI (US)
 Jun-99  FMC Bioproducts (US)                    24                                    Cambrex (US)                  38m
 Jun-99  Industrial Scientific Corp.(US)                                               ISC Acquisition Corp (US)
 Jun-99  Micrion (US)                            55                                    FEI (US)                      67m
 Jun-99  Microgenics                             35                                    Sybron (US)
 Jun-99  Novex (US)                              23                                    Invitrogen (US)              >50m
 Jun-99  Centronic Inc                                                                 Thermo Electron Corp
 Jun-99  Paster Sanofi Diagnostics (US)         210                                    Bio-Rad Labs (US)           ~210m
 Jun-99  PE Corp. Analytical Division (US)      600                                    EG&G (US)                    425m
 Jun-99  Polymicro Technologies (US)                                                   Keystone Capital (US)        15.0
 Jun-99  Semivac (US)                                                                  Pfeiffer Vacuum (DE)
 Jun-99  Chrompack International BV                                                    Varian Associates Inc
 Jun-99  Servomex (UK)                                                                 Fairey Group (UK)          L 19.1
 Jun-99  ThermoSpectra (US)                                                            Thermo Instrument             19m
                                                                                       Systems (US)
 Jun-99  Varlen Instruments division             38                                    Roper Industries (US)       38.7m
         of Varlen Corp. (US)
 Jun-99  VWR Scientific Products (US)                                                  Merck KGaA (DE)              625m

                                                                     EXHIBIT 10
                                                                   PAGE 3 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)

                                       TARGET INFORMATION                                                              DEAL
         -----------------------------------------------------------------------------                          -------------------
ANNC'D         NAME                         REVENUE   EDITDA  DESCRIPTION               ACQUIRER                 VALUE       CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
 May-99  Corning Inc - Non-                                                            Thermo Electron Corp       L 4.0
         Telecommunications Optical
         Filter Business
 May-99  Amdel Ltd. (AU)                                                              Metrika Systems Corp.(US)      >8
 May-99  Bioprocessing Corp. Ltd.                4                                    Millipore Corp. (US)      19.7 milion
 May-99  Bodenseewerk Perkin-Elmer                                                    SICK AG (DE)
         GmbH (DE)
 May-99  Corning Inc. (US)                                                            Whatman plc (UK)              9.8
 May-99  Daniel Industries, Inc. (US)          283                                    Emerson Electric Co.(US)    460.0
 May-99  Elsag-Bailey's Applied                 50                                    Siemens AG (DE)
          Automation Division (US)
 May-99  Environmental Systems Corp.(US)                                              TSI Inc. (US)
 May-99  Full control of it's Chinese                                                 Mettler-Toledo
         join venture in Changzhou                                                    International Inc.(CH)
 May-99  Instron Corp. (US)                    230                                    Kirtland Capital            170.0
                                                                                      Partners (US)
 May-99  Nycomed Pharma                                                               Nordic Capital              275.0
 May-99  PCP Inc. (West Palm Beach, FL)         -1                                    SAES Getters Group (IT)
 May-99  Prochrom SA (FR)                                                             Novasep SAS FR)
 May-99  Servomex plc (UK)                                                            Fairey Group plc (UK)        31.0
 May-99  Skatron Instruments AS (NO)             4                                    Molecular Devices             7.0
                                                                                      Corp.(US)
 May-99  Thermospectra Corp. (US)                                                     Thermo Instrument            19.0
                                                                                      Systems Inc. (US)
 Apr-99  Hach Co                               137                                    Danaher Corp                313.0  Jul-99
 Apr-99  Arizona Instrument Corp. (US)                                                National Environment
                                                                                      Service Co. (US)
 Apr-99  AS Pihl (NO)                            1                                    Tamro Medlab (FI)
 Apr-99  BioSepra Inc.                                                                Life Technologies,           12.0
                                                                                      Inc. (US)
 Apr-99  Charles Evans & Assocs. (US)                                                 High Voltage Engineering
                                                                                      Corp. (US)
 Apr-99  Hach Co. (US)                         140                                    Danaher Corp. (US)          325.0
 Apr-99  Owens-Illinois Inc. (US)            DEM65                                    Gerresheimer Glas AG (DE)
 Apr-99  Prochrom SA (FR)                                                             Dr. Henri Colin and
                                                                                      Dr. Pierre Hilaireau
                                                                                      (Founders)
 Apr-99  RdH Laborchemikalien                                                         Sigma-Aldrich Corp. (US)
         GmbH &Co. (DE)
 Apr-99  Reliance Glass Works Inc.                                                    SP Industries Inc. (US)
 Apr-99  Tillquist Analys AB (SE)               15                                    Bie & Berntsen A/S (DK)

                                                                     EXHIBIT 10
                                                                   PAGE 4 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)


                                       TARGET INFORMATION                                                              DEAL
         ------------------------------------------------------------------------------                         ------------------
ANNC'D         NAME                          REVENUE  EDITDA  DESCRIPTION               ACQUIRER                 VALUE      CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
 Mar-99  Konelab Oy / Clids Oy                   25         Mftrs. clinical            Thermo Electron Corp            10.6  Mar-99
                                                            chemistry analyzers
 Mar-99  Bio-Orbit Oy (FI)                       27                                    Thermo Bioanalysis         882,000.0
                                                                                       Corp. (US)
 Mar-99  DSP Technology                          24    4.2  Mftrs. indus. instr.       MTS Systems Corp                24.7  Jun-99
                                                            engine and
                                                            powertrain testing.
 Mar-99  HTI Bio-Products Inc. (US)              6                                     Strategic Diagnostics
                                                                                       Inc. (US)                       >8.1
 Mar-99  Industrial Scientific Corp. (US)                                              ISC Acquisition Corp.(US)       26.0
 Mar-99  Konelab Oy (FI) and CLIDS Oy (FI)      27                                     Thermo Bioanalysis              18.1
                                                                                       Corp. (US)
 Mar-99  Erich Jaeger GmbH                                                             Thermo Electron Corp
 Mar-99  Optometrics (UK)                        1                                     John Barton, John Henson   160,000.0
                                                                                       (Management buy-in team)
 Mar-99  Perkin-Elmer Coporation -             569    27.6  Mftrs. analytical          EG&G                           425.0  May-99
         Instruments Division                               instr.
 Mar-99  Perkin-Elmer Corp. (US)               570                                     EG&G Inc. (US)                 425.0
 Mar-99  Phamacia Biotech                       20                                     Harvard Apparatus
         (Biochrom) Ltd. (UK)                                                          Inc. (US)
 Mar-99  TexSEM Laboratories Inc. (US)                                                 EDAX Inc. (US)
 Mar-99  US Filter Corp. (US)                                                          Vivendi SA (FR)          6.2 billion
 Mar-99                                         11                                     Canberra Industries (US)         9.5
 Feb-99  Opticon Corp                            3                                     Thermo Electron Corp             2.0  Feb-99
 Feb-99  ChemiCorp International Inc. (CA)                                             IDS Intelligent
                                                                                       Detection Systems
                                                                                       Inc. (CA)
 Feb-99  Corning OCA Corp. (US)                  7                                     Thermo Vision Corp. (US)         4.0
 Feb-99  General Analysis (US)                   4                                     OI Corp. (US)
 Feb-99  Giralt (ES)                             4                                     PACISA (ES)
 Feb-99  Gresham Scientific                                                            Web Link Medical
 Feb-99  Nalge Process Technologies (US)                                               Norton Performance
                                                                                       Plastics Corp. (US)
 Feb-99  Opticon Corp. (US)                      3                                     Thermo Vision Corp. (US)         2.0
 Feb-99  Packard BioScience Co. (US)             4                                     Whatman Inc. (US)               11.0
 Feb-99  Premier Technologies (RSA)                                                    The Scientific
                                                                                       Group (RSA)
 Feb-99  Softron GmbH (DE)                                                             Dionex Corp. (US)               25.0
 Feb-99  Spectra-Physics AB (SE)               432                                     Thermo Instrument
                                                                                       Systems Inc. (US)              355.0
 Feb-99  Swiss Lab Technologies (RSA)                                                  The Scientific Group
                                                                                       (RSA)

                                                                     EXHIBIT 10
                                                                   PAGE 5 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)


                                       TARGET INFORMATION                                                              DEAL
         ------------------------------------------------------------------------------                          ------------------
ANNC'D         NAME                        REVENUE   EDITDA  DESCRIPTION               ACQUIRER                     VALUE   CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
 Jan-99  Palomar Technologies Inc - Star                    Mftrs. laser diode arrays  Coherent Inc                    65.0  Apr-99
         Medical Technologies                               and systems for medical
                                                            and indus. applications
 Jan-99  Affinity Chromatography (UK)                                                  Prometic Life Sciences         C2.9m
                                                                                       (CA)
 Jan-99  Angewandte Gentechnologie               2                                     Hybaid GmbH unit of
         Systeme (DE)                                                                  Thermo Bioanalysis (US)
 Jan-99  Bio-Test AS (NO)                                                              Bie & Berntsen (DK)
 Jan-99  BTR (UK)                                                                      Siebe (UK)
 Jan-99  CN Biosciences                                                                EM Industries (US)              150m
 Jan-99  Dr. Hans Boekels (DE)                  15                                     Sartorius (DE)
 Jan-99  Elsag Bailey Process                                                          ABB Asea Brown            2.1billion
         Automation                                                                    Boveri (SZ)
 Jan-99  Elution Solutions                                                             Biotage (US)
 Jan-99  Genosys Biotechnologies (US)                                                  Sigma-Aldrich (US)             39.5m
 Jan-99  Giralt SA (SP)                          3                                     PACISA (SP)
 Jan-99  Laboratory Devices (US)                                                       Sybron International(US)
 Jan-99  Life Science Resources                  6                                     EG&G (US)
 Jan-99  Molecular BioProducts (US)             19                                     Sybron International(US)
 Jan-99  Polycon Analysensysteme and                                                   Spectro Analytical (DE)
         Polycon Laborautomation (DE)
 Jan-99  Scientific Resources Inc. (US)          5                                     Sybron International(US)
 Jan-99  Scientific Resources Inc. (US)          5                                     Sybron International(US)
 Jan-99  SFC business from Sensar/                                                     Selerity Technologies(US)
         Larson-Davis (US)
 Jan-99  Siantek (Taiwan)                                                              Foxboro Far East Pte.
                                                                                       Ltd.
 Jan-99  Spectra-Physics  (SW)                 432                                     Thermo Instrument               355m
                                                                                       Systems (US)
 Jan-99  Spectruma Analytik                      2                                     Spectro Analytical
                                                                                       Instruments (DE)
 Jan-99  Spectruma Analytik (DE)                 2                                     Spectro Analytical (DE)
 Jan-99  Unit Instruments (US)                                                         US Filter (US)

                                                                     EXHIBIT 10
                                                                   PAGE 6 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)


                                       TARGET INFORMATION                                                                DEAL
         ------------------------------------------------------------------------------                              -------------
ANNC'D         NAME                        REVENUE   EDITDA  DESCRIPTION               ACQUIRER                      VALUE  CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
 Dec-98  Angewandte Gentechnologie               2                                     Thermo Electron Corp             1.9  Dec-98
         Systeme GmbH
 Dec-98  Inframetrics Inc                       55     3.4  Mftrs. thermal imaging     FLIR Systems Inc                45.0  Mar-99
                                                            and measurement systems
 Dec-98  HTI Bio-Products Inc                    6     0.5  Mftr of antibody prod.     Strategic Diagnostics Inc       12.4  Mar-99
                                                            and svcs
 Dec-98  Bioblock Scientific SA                 72    10.6  Distributor of scientific  Fisher Scientific              109.4  Dec-98
                                                            instr. and laboratory
                                                            material
 Dec-98  Industrial Data Systems                            Engineering consulting to
                                                            co's w/ oil/gas pipelines  Roper Industries Inc
 Dec-98  Pasteur Sanofi Diagnostics S.A.       330          Mftrs. immunological       Bio-Rad Laboratories           210.0
                                                            assays and systems
 Dec-98  Bioblock Scientific (FR)              150                                     Fisher Scientific (US)             -
 Dec-98  Europa Scientific (UK)                                                        PDZ Group Ltd. (UK)
 Dec-98  Lab Connections (US)                                                          Mocon (US)
 Dec-98  Orbisphere (SZ)                        53                                     Environment'l Instrum.          54.0
                                                                                       Group Ltd. (UK)
 Nov-98  Analect Instruments Inc. (US)                                                 Orbital Sciences Corp.(US)
 Oct-98  Lumen Technologies Inc                 94    (12.2)                           EG&G                           194.3  Jan-99
 Oct-98  American Nuclear Systems (US)          11                                     Princeton-Gamma Tech Inc.
                                                                                       (US)
 Oct-98  Elsag Bailey Process                                                          Asea Brown Boveri Ltd.       2,100.0
         Automation (NL)                                                               (SZ)
 Oct-98  Softron GmbH (DE)                                                             Dionex Corp. (US)
 Oct-98  TopoMetrix Corp. (US)                  12                                     ThermoSpectra Corp. (US)         8.0
 Sep-98  ITT Industries Inc -                   20                                     Danaher Corp                          Sep-98
         Pomona Electronics
 Sep-98  Welch Allyn Inc -                                                             Thermo Electron Corp
         Grason-Stadler Inc
 Sep-98  Phase Separations GC                                                          Jones Chromatography Ltd.
         business (UK)                                                                 (UK)
 Sep-98  Rheo SA (FR)                                                                  Gebruder Haake GmbH (DE)        33.0
 Sep-98  Sampling Syringes of
         Unimetrics Corp. (US)                                                         J&W Scientific Inc. (US)
 Aug-98  Dr. Bruno Lange GmbH (DE)              60                                     Danaher Corp. (US)
 Aug-98  Gebruder Haake GmbH (DE)               40                                     Thermo Optek Corp. (US)         33.0
 Aug-98  Heraeus Instruments GmbH (DE)                                                 Sorvall Products LP (US)
 Aug-98  Lab-Line Instruments Inc. (US)         23                                     Sybron's Barnstead
                                                                                       Thermolyne (US)
 Aug-98  Molecular Dynamics Inc. (US)           56                                     Nycomed Amersham plc           256.0
                                                                                       (US), APB
 Aug-98  Science Kit Group (SZ)                 65                                     VWR Scientific Products        110.0
                                                                                       Corp. (US)
 Aug-98  Scintag Inc. (US)                       5                                     Thermo Optek Corp. (US)          4.0

                                                                     EXHIBIT 10
                                                                   PAGE 7 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)


                                       TARGET INFORMATION                                                              DEAL
         ------------------------------------------------------------------------------                        --------------------
ANNC'D         NAME                         REVENUE   EDITDA  DESCRIPTION                ACQUIRER               VALUE        CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
 Jul-98  Asoma Instruments Inc. (US)                                                   Spectro Analytical
                                                                                       Instruments GmbH (DE)
 Jul-98  Bohdan Automation Inc. (US)            10                                     Mettler Toledo
                                                                                       International Inc. (US)
 Jul-98  Laminaire Corp                                     Systems contracts with     Thermo Mizer
                                                            pharmaceutical and chiller Environmental Corp
                                                            control industries
 Jul-98  Electrothermal Engineering                                                    Sybron's Barnstead
         Ltd. (UK)                                                                     Thermolyne Corp. (US)
 Jul-98  MSA's Baseline Industries               5                                     Questar Corp. (US)
         Inc. (US)
 Jul-98  SWO Polymertechnik GmbH (DE)            2                                     Gebruder Haake GmbH (DE)
 Jul-98  Trace Analytical Inc. (US)              9                                     SAES Getters Group (IT)        8.0
 Jun-98  Eichrom Industries Inc. (US)                                                  Gary Comer Inc. (US)
 Jun-98  Membrex Inc. (US)                                                             Osmonics Inc. (US)
 Jun-98  Rosys AG (SZ)                                                                 Qiagen NV (NL)                15.8
 Jun-98  Waters India Pvt. Ltd. (IN)                                                   Waters Corp. (US)
 May-98  Honeywell Inc - Data                   34          Mftrs. computerized meas.  Thermo Electron Corp          29.0  Jul-98
         Measurement Corp                                   systems for flat metal
                                                            processing
 May-98  Kontron Instruments SpA (IT)                                                  Lionheart Technologies
                                                                                       Inc. (US)
 Apr-98  Fluke Corp                            441          Mftrs. compact electronic  Danaher Corp                 704.0  Jul-98
                                                            test tools.
 Apr-98  Chrompack International (NL)                                                  Varian Assocs. Inc.
                                                                                       (US)
 Apr-98  Elemental Microanalysis (UK)                                                  Cathodeon Holdings Ltd.
                                                                                       (UK)
 Apr-98  Life Science International             70                                     Thermo Bioanalysis Corp.      95.0
         Clinical Products (US)                                                        (US)
 Apr-98  Orion Research Inc. (US)               53                                     Thermedics Detection Inc.     57.0
                                                                                       (US)
 Apr-98  Photometrics Ltd. (US)                 23                                     Roper Industries Inc.         36.2
                                                                                       (US)
 Apr-98  Setaram (FR)                                                                  KEP Holding (FR)
 Mar-98  MicroVision Corp                       14          Develops information       Electro Scientific            42.2  Feb-99
                                                            display technologies       Industries Inc
 Mar-98  Acton Research Corp. (US)              10                                     Roper Industries Inc.(US)     11.0
 Mar-98  Amray Inc. (US)                        30                                     KLA-Tencor Corp. (US)
 Mar-98  Graseby's product
         monitoring line (UK)                                                          Thermo Electron Corp.(US)     74.0
 Mar-98  Micromet Instruments Inc. (US)                                                Tytronics Inc. (US)
 Mar-98  Micron Separations Inc. (US)            6                                     Osmonics Inc. (US)
 Mar-98  MTI Analytical Instruments              6                                     Hewlett-Packard Co. (US)
         Inc. (US)

                                                                     EXHIBIT 10
                                                                   PAGE 8 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)


                                       TARGET INFORMATION                                                               DEAL
         ------------------------------------------------------------------------------                            ---------------
ANNC'D         NAME                       REVENUE  EDITDA  DESCRIPTION          ACQUIRER                           VALUE    CLOSED
--------------------------------------------------------------------------------------------------------------------------------
Feb-98  Digital Instruments Inc. (US)         51                               Veeco Instruments Inc. (US)          155.0
Feb-98  EDAX International (US)                                                Advent International plc (UK)
Feb-98  Microanalytics Instruments            17                               Mocon (US)
        Corp. (US)
Feb-98  Micron Separations (US)               10                               Osmonics (US)                         13.5
Feb-98  Pacific Scientific Co. (US)                                            Danaher Corp. (US)                   460.0
Feb-98  PBA Technology Ltd. (UK)                                               Bio Image (US)
Jan-98  TI Group PLC - Belfab                 27          Edge-welded          EG&G                                  45.0   Apr-98
                                                          bellows for
                                                          semiconductors
Jan-98  ETP Pty. Ltd. (AU)                                                     SGE International Pty. Ltd. (AU)
Jan-98  Sartorius Biotech (IN)                                                 Sartorius AG (DE)
Jan-98  Tecan AG (SZ)                         99                               Perkin-Elmer Corp. (US)
Jan-98  PerSeptive Biosystems (US)            97                               Perkin-Elmer (US)                     360m
Jan-98  PerSeptive Biosystems Inc. (US)        -                               Perkin-Elmer Corp. (US)               360m
Dec-97  Elsag Bailey NV - Fluid Data Inc      13          Gas sampling         Thermo Electron Corp                   8.5   Dec-97
                                                          systems &
                                                          chromatographs
Dec-97  Canberra (US)                        184                               Stonington Partners (US)             103.0
Dec-97  Environmental Test Systems (US)       12                               Hach (US)                             16.0
Dec-97  MBO from GLT                           2                               Gresham Scientific (UK)
Dec-97  Nicolet Instrument Corp                                                Thermo Electron Corp
Dec-97  Nimbus Medical Inc                                                     Thermo Electron Corp
Dec-97  Protean (UK)                       L81.0                               Culligan (US)                        105.0
Dec-97  Nord Est SA                                                            Thermo Electron Corp
Dec-97  Nord Est SA                                                            Thermo Trex Corp
Dec-97  Tecan (CH)                            99                               Perkin-Elmer (US)
Nov-97  Applied Science Group (NL)             2                               Alltech (Europe) (BE)
Nov-97  Boston Advanced Technology's                                           Varlen (US)                            5.2
        petroleum analyzer line (US)
Nov-97  Coulter (US)                         700                               Beckman (US)                       1,150.0
Nov-97  Kontron's image analysis                                               Carl Zeiss (DE)
        division
Nov-97  Laboratory Systems (AU)                                                TUSC (AU)
Nov-97  Lida (US)                              7                               Nalge Nunc (US)
Nov-97  Oriel Corp                                                             Thermo Electron Corp
Nov-97  Molecular Informatics (US)                                             Perkin-Elmer (US)
Nov-97  Olin Instruments (US)                                                  Gow-Mac (US)

                                                                     EXHIBIT 10
                                                                   PAGE 9 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)

                                       TARGET INFORMATION                                                           DEAL
         ---------------------------------------------------------------------                                 -------------------
ANNC'D         NAME                               REVENUE  EDITDA  DESCRIPTION ACQUIRER                        VALUE        CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
 Nov-97  Pacific Power Source Corp                                             Thermo Electron Corp
 Nov-97  Pacific Scientific Co                                                 Danaher Corp
 Nov-97  Scotlab (UK)                                L2.6                      Anachem (UK)
 Nov-97  Spectro (DE)                                  80                      German Equity Partners (NL)
 Oct-97  Activon (AU)                                   -                      Selby (AU)                           -
 Oct-97  De Spatel (NL)                                 3                      Merck (DE)
 Oct-97  FDC (from Hull) (US)                          24                      SP Industries (US)
 Oct-97  LabSales (from Whatman)                                               Bel-Art Products (US)              1.0
 Oct-97  MBO (from Bowthorpe)                        L5.0                      Penny & Giles (UK)                 4.8
 Oct-97  Micromass (UK) (from Schroder Ventures)       91                      Waters (US)                      188.0
 Oct-97  Siemens AXS (DE)                              50                      Bruker (DE)
 Oct-97  Sorvall (US)                                 168                      Heraeus (DE)
 Oct-97  Petrotech Inc                                                         Roper Industries Inc
 Oct-97  Tescan (Czech Republic)                                               LEO EM (UK)
 Sep-97  Beijing Rayleigh Analytical                  CNY                      Beijing Analytical Instruments
         Instruments (CN)                           1,200                      Factory (CN)
 Sep-97  Centronics (US)                                                       Thermo Vision (US)                 3.8
 Sep-97  Chase Instruments (US)                        24                      Erie Scientific (part of
                                                                               Sybron) (US)
 Sep-97  Princeton Instruments                                                 Roper Industries Inc
 Sep-97  Conductus' NMR probe business (US)                                    Bruker (DE)
 Sep-97  ESI Flufrance (FR)                             5                      Jouan (FR)
 Sep-97  Euro Biosystems (UK) (from Optometrics)                               Columbia Biosciences (US)          0.2
 Sep-97  ISA (FR)                                      90                      Horiba (JP)
 Sep-97  Puritan-Bennett Corp                                                  Thermo Electron Corp
 Sep-97  Physical Electronics (US) (from Chase         70                      High Voltage Electronics (US)
         Capital)
 Sep-97  RCC Industrial Electronics Pty Ltd                                    Thermo Electron Corp
 Sep-97  Sarasep (US) & Interaction                                            Cetac (US)
          Chromatography (US)
 Sep-97  Scienta (SE) (from Seiko)                                             Gammadata (SE)
 Sep-97  Remediation Technologies, Inc                                         Thermo Remediation Inc

                                                                      EXHIBIT 10
                                                                   PAGE 10 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)


                                       TARGET INFORMATION                                                                 DEAL
        -------------------------------------------------------------------------------------                        --------------
ANNC'D  NAME                                    REVENUE EDITDA DESCRIPTION                       ACQUIRER            VALUE  CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
Aug-97  Micrion Corp                                51   (3.6) Mftrs. focused-ion-beam    Philips Electronics NV      53.3   Aug-99
                                                               systems
Aug-97  Testec                                                 Mftrs. capacitors for      Electro Scientific          21.4   Jan-99
                                                               measurement, display, and  Industries Inc
                                                               control
Aug-97  National Controls Corporation                          Mftrs. electronic          AMETEK Inc                  29.0   Jan-99
                                                               instr. and  controls for
                                                               foodservice equipment
Aug-97  Avondale (UK)                                                                     Pipettes UK (UK)
Aug-97  Fisher Scientific (US)                   2,140                                    Thomas H. Lee (US)       1,000.0
Aug-97  Labsystems KK (JP) (from Thermo
        Instrument)                                                                       Thermo BioAnalysis (US)      5.9
Aug-97  Normandie Labo (FR)                          6                                    Analis (BE)
Aug-97  Prior Lab Supplies (UK)                                                           Jencons (UK)
Aug-97  YMC (US)                                     7                                    Waters (US)                  9.0
Jul-97  Constellation Capital Partners LLC -
        Gems Sensors                                75                                    Danaher Corp                       Aug-97
Jul-97  Gems Sensors                                75                                    Danaher Corp                       Aug-97
Jul-97  BioPhotonics (US)                                                                 Bio Image (US)
Jul-97  Hypersil & LSI's Lab. Products Group
        (Forma, IEC and Savant)                    135                                    ThermoQuest                167.0
Jul-97  Hyseq (US)                                                                        PE (SE)                      5.0
Jul-97  Integrated Separation Systems (US)           2                                    Sybron's Erie Scientific
                                                                                          (US)
Jul-97  Linkage Genetics (US)                                                             PE (SE)                      1.4
Jul-97  Neslab (US) (from Thermo Instrument)        65                                    ThermoSpectra (US)          77.0
Jul-97  Nordic Sensor Technologies (SE)                                                   Novare Kapital (SE)          5.0
Jul-97  Protein Databases (US) selling
        all of its assets                                                                 Bio-Rad (US)                 1.0
Jul-97  R&D Separations and Humonics (US)            3                                    J&W Scientific (US)
Jul-97  Spectronic Instruments (US)
        (from Thermo Instrument)                    30                                    Thermo Optek (US)           41.0
Jul-97  VG Systems (UK) (from Thermo                62                                    Thermo Optek (US)           49.0
        Instrument)
Jul-97  Wyko (US)                             8.2 Q197                                    Veeco (US)                  87.0

                                                                     EXHIBIT 10
                                                                   PAGE 11 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)

                                       TARGET INFORMATION
         ----------------------------------------------------------------------------------------
ANNC'D         NAME                                  REVENUE   EDITDA DESCRIPTION                 ACQUIRER
---------------------------------------------------------------------------------------------------------------------------------
Jun-97  Varlen Corp - Varlen Instruments Division      38           Mftrs. petroleum analysis   Roper Industries Inc
                                                                    for the petrochemical and
                                                                    oil & gas mkts.
Jun-97  Chemagnetics NMR line (from Otsuka
        Electronics USA)                                8                                       Varian (US)
Jun-97  Pharmacia Biotech (SE)                     L430.0                                       Amersham International (UK)
Jun-97  RdH Laborchemikalien (DE)                      40                                       Sigma-Aldrich (US)
Jun-97  Remainder of Faust Group (DE)               DEM92                                       Merck (DE)
                                                    cal96
Jun-97  Signal Analytics (US)                           2                                       CSP Inc (US)
May-97  Dynatup (US) (from GRC)                         4                                       Instron (US)
May-97  Ealing Electro-Optics (UK) from 600
        Group PLC (UK)                                  8                                       Coherent Inc (US)
May-97  Graseby Electro-Optics Inc (US) &
        Graseby Infrared  Ltd (UK)                      5                                       EG & G Judson Infrared Inc (US)
May-97  Horizon Technologies International Pte
        Ltd                                                                                     Fisher Scientific
May-97  Labsystems (FI) & Hybaid (UK) (from
        Thermo Instrument)                             71                                       Thermo BioAnalysis (US)
May-97  National Scientific (US)                       10                                       Nalge Nunc International (US)
May-97  Perstorp Analytical (SE)                       68                                       Foss Electric (DK)
May-97  Princeton Instruments (US)                     34                                       Roper Industries (US)
Apr-97  Laboratory Microsystems (US) (from
        Instron)                                                                                Axiom (US)
Apr-97  Matec Corp. (US) AcoustoSizer product line                                              Colloidal Dynamics Pty. Ltd. (AU)
Apr-97  Monitor Group (US) (from ISC)                                                           L.B. Foster (US)
Apr-97  NEN Life Science Products (US) (from
        Dupont)                                       110                                       Genstar Capital LLC (US)
Apr-97  Nippon Intermed (JP)                           10                                       Nalge Nunc International (US)
Mar-97  Park Scientific (US)                           15                                       ThermoSpectra (US)
Mar-97  Burleigh Instruments (UK)                                                               MD Scitech (UK)
Mar-97  LSI (UK)                                   L230.0                                       Thermo Instrument (US)
Mar-97  Winiger (CH)                                                                            Fisher Scientific (US)




                                       TARGET INFORMATION                DEAL
         ----------------------------------------------------------------------------------
ANNC'D         NAME                                                    VALUE     CLOSED
-------------------------------------------------------------------------------------------
Jun-97  Varlen Corp - Varlen Instruments Division                       38.7        Jun-99


Jun-97  Chemagnetics NMR line (from Otsuka Electronics USA)
Jun-97  Pharmacia Biotech (SE)
Jun-97  RdH Laborchemikalien (DE)
Jun-97  Remainder of Faust Group (DE)

Jun-97  Signal Analytics (US)                                            2.1
May-97  Dynatup (US) (from GRC)
May-97  Ealing Electro-Optics (UK) from 600 Group PLC (UK)               9.5
May-97  Graseby Electro-Optics Inc (US) & Graseby Infrared  Ltd (UK)     3.1
May-97  Horizon Technologies International Pte Ltd
May-97  Labsystems (FI) & Hybaid (UK) (from Thermo Instrument)         102.5
May-97  National Scientific (US)
May-97  Perstorp Analytical (SE)
May-97  Princeton Instruments (US)                                      40.4
Apr-97  Laboratory Microsystems (US) (from Instron)
Apr-97  Matec Corp. (US) AcoustoSizer product line                       0.3
Apr-97  Monitor Group (US) (from ISC)
Apr-97  NEN Life Science Products (US) (from Dupont)
Apr-97  Nippon Intermed (JP)
Mar-97  Park Scientific (US)                                             17m
Mar-97  Burleigh Instruments (UK)
Mar-97  LSI (UK)                                                       378.0
Mar-97  Winiger (CH)



                                                                     EXHIBIT 10
                                                                   PAGE 12 OF 12

                              RECENT M&A ACTIVITY

(Dollars in millions unless indicated)

                                       TARGET INFORMATION
         ----------------------------------------------------------------------------
ANNC'D         NAME                                            REVENUE   EDITDA  DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
 Feb-97  Trelleborg AB - Svedala Autometrics Division
 Feb-97  Western Research unit of BOVAR, Inc.                                    Manufacturers instrumentation for
                                                                                 indus. process contro
 Feb-97  AstroCam & AstroScan (UK)
 Feb-97  Comar (US)                                          Coar : 75
                                                                 cal96;
                                                               Sun 7.5
                                                                 cal96
 Feb-97  Elbit-ATI process NMR business (IL)
 Feb-97  Spectra Instruments (US)                                    8
 Feb-97  Teknivent (US)
 Jan-97  Park Scientific Instruments Inc                            15
 Jan-97  Life Sciences International PLC
 Jan-97  PerSeptive Biosystems                                     100      9.6  Mftrs. instrumentation systems for biomolecules
 Jan-97  Burdick & Jackson (US) (from Dade International)           40
 Jan-97  Burnfield (UK)                                          L45.6
                                                                 cal95
 Jan-97  Casa Rocas (MX)                                            17
 Jan-97  Gresham-CamScan from GLT (UK)                            L1.3
 Jan-97  KMF Laborchemie (DE)                                       35
 Jan-97  Montec (UK)                                              L7.8
 Jan-97  Rockland Technologies (US)                                 12
 Jan-97  Sagian's robotics division (US)                            11
 Jan-97  SP Industries LP (US) - Scientific Group  from Trivest     46
         Group from Trivest


                                       TARGET INFORMATION                                                  DEAL
         ---------------------------------------------------------                                  ---------------------
ANNC'D         NAME                                                 ACQUIRER                         VALUE        CLOSED
-------------------------------------------------------------------------------------------------------------------------
 Feb-97  Trelleborg AB - Svedala Autometrics Division               Thermo Electron Corp                           Feb-97
 Feb-97  Western Research unit of BOVAR, Inc.                       Ametek                            11.0        Apr-98
 Feb-97  AstroCam & AstroScan (UK)                                  Life Science Resources (UK)
 Feb-97  Comar (US)                                                 Sun International (US)

 Feb-97  Elbit-ATI process NMR business (IL)                        Siebe Control Systems (US)         2.1
 Feb-97  Spectra Instruments (US)                                   Leda-Mass (UK)
 Feb-97  Teknivent (US)                                             Prolab Resources (US)
 Jan-97  Park Scientific Instruments Inc                            Thermo Electron Corp              17.0        Mar-97
 Jan-97  Life Sciences International PLC                            Thermo Electron Corp             393.8        Mar-97
 Jan-97  PerSeptive Biosystems                                      Perkin-Elmer Corp                265.6        Jan-98
 Jan-97  Burdick & Jackson (US) (from Dade International)           AlliedSignal (US)
 Jan-97  Burnfield (UK)                                             Fairey (UK)                       60.0

 Jan-97  Casa Rocas (MX)                                            Fisher Scientific (US)
 Jan-97  Gresham-CamScan from GLT (UK)                              CamScan Analytical (UK)
 Jan-97  KMF Laborchemie (DE)                                       Merck (DE)
 Jan-97  Montec (UK)                                                Servomex (UK)                      3.8
 Jan-97  Rockland Technologies (US)                                 HP (US)
 Jan-97  Sagian's robotics division (US)                            Beckman (US)
 Jan-97  SP Industries LP (US) - Scientific Group  from Trivest     SP Industries (US)